As filed with the Securities and Exchange Commission on June 20, 2023

Securities Act File No. 333-268986

Investment Company Act File No. 811-23848

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒    Pre-Effective Amendment No. 3

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒    Amendment No. 3

StepStone Private Infrastructure Fund

(Exact name of Registrant as specified in Charter)

128 S Tryon St., Suite 1600

Charlotte, NC 28202

Registrant’s Telephone Number, including Area Code: (704) 215-4300

Robert W. Long

Chief Executive Officer

StepStone Group Private Wealth LLC

128 S Tryon St., Suite 880

Charlotte, NC 28202

(Name and address of agent for service)

COPY TO:

Richard Horowitz, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Approximate date of commencement of proposed public offering:

As soon as practicable after the effective date of this Registration Statement

1

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box ☐

If any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (the “Securities Act”), other than securities offered in connection with dividend or interest reinvestment plans, check the following box ☒

If this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto, check the following box ☐

If this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c), or as follows:

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).

☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

2

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until such Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

3

Preliminary Prospectus

Dated June 20, 2023

Subject to Completion

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

STEPSTONE PRIVATE INFRASTRUCTURE FUND PROSPECTUS

[ ], 2023

Class T Shares

Class S Shares

Class D Shares

Class I Shares

StepStone Private Infrastructure Fund (the “Fund”) is a newly formed Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company that is operated as an interval fund.

Investment Objectives. The Fund’s investment objectives are to seek current income and long-term capital appreciation by offering investors access to a global investment portfolio of private infrastructure assets.

Principal Investment Strategies. The Fund’s strategy involves investing in a range of private infrastructure investments (i.e., non-governmental infrastructure investments that are made through private transactions (as discussed below)) across multiple sponsors and investment types. The portfolio will consist of private infrastructure investments that vary across industry sectors and geographies and allocated strategically by StepStone Group Real Assets LP. The Fund intends to make investments in equity and debt interests across a variety of private infrastructure investments such as transportation and logistics, renewables and energy, communications/digital infrastructure, utilities, social infrastructure, natural capital and other real assets that provide necessary services to society. These private infrastructure investments will be made through private transactions that are exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) and will not be made in governmental entities; collectively, these private infrastructure investments are referred to as “Infrastructure Assets.” Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowing for investment purposes, in Infrastructure Assets. For purposes of this 80% threshold, the Fund will include (i) investments in specific Infrastructure Assets, (ii) investments in companies that invest primarily in Infrastructure Assets and (iii) investments in private investment funds that invest primarily in Infrastructure Assets.

In making an investment decision, an investor must rely upon his, her or its own examination of the Fund and the terms of the offering, including the merits and risks involved, of acquiring shares of the Fund (“Shares”) as described in this prospectus (“Prospectus”). The Shares have not been approved or disapproved by the Securities and Exchange Commission or any other U.S. federal or state governmental agency or regulatory authority or any national securities exchange. No agency, authority or exchange has passed upon the accuracy or adequacy of this Prospectus or the merits of an investment in the Shares. Any representation to the contrary is a criminal offense.

	Per Class T Share	Per Class S Share	Per Class D Share	Per Class I Share	Total

Public Offering Price	At current net asset value	At current net asset value	At current net asset value	At current net asset value	Unlimited

Sales Load(1) as a percentage of purchase amount	3.50%	3.50%	None	None	Up to 3.5%

Proceeds to the Fund(2)	Current net asset value minus sales load	Current net asset value minus sales load	Current net asset value minus sales load	Current net asset value minus sales load	Unlimited

(1)

Generally, the minimum initial investment for Class T Shares, Class S Shares, and Class D Shares in the Fund from each investor is at least $25,000, and the minimum initial investment for Class I Shares in the Fund from each investor is at least $1,000,000. The minimum initial investment may be reduced at the Adviser’s discretion, but not below $25,000 for any individual investor. Investors purchasing Class T Shares or Class S Shares (as defined herein) may be charged a sales load as described above. The table assumes the maximum sales load is charged.

(2)

Assumes the maximum sales load is charged. Shares will be offered in a continuous offering at the respective Share’s then current net asset value, as described herein. The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of Shares. See “Fund Expenses.”

The Fund is offering an unlimited number of Shares in four separate classes designated as Class T (“Class T Shares”), Class S (“Class S Shares”), Class D (“Class D Shares”) and Class I (“Class I Shares”) on a continuous basis at the net asset value (“NAV”) per Share plus any applicable sales loads. Shares are being offered through the distributor at an offering price equal to the Fund’s then-current NAV per Share, plus any applicable sales load. Shares are subject to restrictions on transferability, and liquidity will be provided by periodic repurchase offers for a portion of the Fund’s outstanding Shares. See “Share Repurchase Program.”

TO ALL INVESTORS

No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Prospectus. Prospective investors should not rely on any information not contained in this Prospectus. This Prospectus is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Shares and is not to be reproduced or distributed to any other persons (other than professional advisors of the prospective investor receiving this document). The Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and applicable state securities laws, pursuant to registration or exemption from these provisions.

●

The Fund’s Shares will not be listed on an exchange, and no secondary market is expected to develop. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specified timeframe.

●	The amount of distributions that the Fund may pay, if any, is uncertain.

●	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as borrowings.

●

The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to Shareholders through distributions will be distributed after payment of fees and expenses.

●	A return of capital to Shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result of such reduction in tax basis,

Shareholders may have taxable gains in connection with the sale of Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.

●

An investor in Class T or Class S Shares will pay a sales load of up to 3.50%. If you pay the maximum sales load of 3.50%, you must experience a total return on your net investment of [3.63%] in order to recover these expenses.

●

In the near term, leverage may be used to provide the Fund with temporary liquidity to acquire investments in advance of the Fund’s receipt of proceeds from the realization of other assets or additional sales of Shares. See “Types of Investments and Related Risks — Investment Related Risks — Leverage Utilized by the Fund.”

The Fund is an interval fund (as defined below) pursuant to which it, subject to applicable law, will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding Shares. In connection with any given quarterly repurchase offer, the Fund currently intends to repurchase 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that Shareholders may only be able to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to provide liquidity to Shareholders, you should consider the Shares to have limited liquidity. The Fund expects to make its first repurchase offer in December 2023.

Notification of each quarterly repurchase offer is made available to Shareholders at least 21 calendar days before the “Repurchase Request Deadline” (typically March 15, June 15, September 15, or December 15); however, the Fund will provide such written notification earlier but no more than 42 calendar days before the “Repurchase Request Deadline.” The net asset value will be calculated no later than the “Repurchase Pricing Date,” which will be no later than 14 calendar days after the Repurchase Request Deadline, or the next business day if the fourteenth day is not a business day. The Fund will distribute payment to Shareholders within seven calendar days after the Repurchase Pricing Date. See “Share Repurchase Program.”

This Prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information (“SAI”) dated [ ], has been filed with the Securities and Exchange Commission (“SEC”). The SAI and the Fund’s annual and semi-annual reports and other information filed with the SEC are available upon request and without charge by writing to the Fund at c/o StepStone Group Private Wealth LLC, 128 S Tryon St., Suite 1600, Charlotte, NC 28202, by calling (704) 215-4300 or by visiting the Fund’s website, www.stepstonepw.com. The SAI, and other information about the Fund, is also available on the SEC’s website (http://www.sec.gov). The address of the SEC’s Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of Shares in any state or other jurisdiction where the offer is not permitted.

UMB Distribution Services, LLC

SUMMARY OF PROSPECTUS

This summary highlights selected information contained elsewhere in this Prospectus and does not contain all of the information that you may want to consider when making your investment decision. To understand this offering fully, you should read the entire Prospectus carefully, including the section entitled “Types of Investments and Related Risks,” before making a decision to invest in our Shares.

StepStone Private Infrastructure Fund is a newly formed Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company that is operated as an interval fund. Unless the context requires otherwise or as otherwise noted, the terms “we,” “us,” “our,” and the “Fund” refer to StepStone Private Infrastructure Fund; the terms “Adviser” or “StepStone Private Wealth” refer to StepStone Group Private Wealth LLC; the terms “Sub-Adviser” or “StepStone” refer to StepStone Group Real Assets LP; the term “Advisers” refers to both StepStone Private Wealth and StepStone Group Real Assets LP together; the term “primary offering” refers to this offering of Class T Shares, Class S Shares, Class D Shares, and Class I Shares, when referenced together “Shares” and when all shareholders referenced together “Shareholders;” and the term “Distributor” refers to UMB Distribution Services, LLC.

Q:	What is the StepStone Private Infrastructure Fund?

A:	The Fund’s investment objectives are to seek current income and long-term capital appreciation by offering investors access to a global investment portfolio of private infrastructure assets.

The Fund’s strategy involves investing in a range of private infrastructure investments (i.e., non-governmental infrastructure investments that are made through private transactions (as discussed below)) across multiple sponsors and investment types. The portfolio will consist of private infrastructure investments that vary across industry sectors and geographies allocated strategically by StepStone.

The Fund intends to make investments in equity and debt interests across a variety of private infrastructure investments within areas such as transportation and logistics, renewables and energy, communications/digital infrastructure, utilities, social infrastructure, natural capital and other real assets that provide necessary services to society. These private infrastructure investments will be made through private transactions that are exempt from registration under the Securities Act and will not be made in governmental entities; collectively, these private infrastructure investments are referred to as “Infrastructure Assets.” Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowing for investment purposes, in Infrastructure Assets. For purposes of this 80% threshold, the Fund will include (i) investments in specific Infrastructure Assets, (ii) investments in companies that invest primarily in Infrastructure Assets and (iii) investments in private investment funds (“Investment Funds”) that invest primarily in Infrastructure Assets. This policy is non-fundamental and can be changed without Shareholder approval upon 60 days’ prior notice.

In select cases, the Fund may allocate a portion of its investments to other private market asset classes, including but not limited to real estate, private equity and private debt. Infrastructure Assets, along with all other forms of private assets in which the Fund may invest, are broadly referred to as “Private Market Assets.”

The Fund will primarily deploy capital into the following investment types, including combinations thereof:

●

Secondary Investments: Secondary purchases of existing investments in (i) individual operating companies or assets and (ii) Investment Funds sponsored by unaffiliated managers and/or strategic acquirers (“Investment Managers”) (collectively, “Secondary Purchases”). The Fund may also make investments in open-ended funds, which are Investment Funds that are often substantially invested, with evergreen or long duration structures which may not have an explicit termination date, that are typically designed to provide consistent income streams and quarterly liquidity over a long-term investment horizon (“Open-Ended Funds”). Together,

Secondary Purchases and Open-Ended Funds are referred to as “Secondary Investments” or “secondaries.”

●

Co-Investments: Investments directly in an operating company, project or property generally alongside who we believe to be a high-quality Investment Manager that leads or participates in the transaction via equity or debt (“Co-Investments”). Typically, these investments include controlling ownership in the target company, project or property, and the Investment Manager holds significant influence over the strategic vision of the investment, with potential to hold a position on the underlying investment’s board of directors.

●

Primary Investments: Investments in Investment Funds actively fundraising that are sponsored by who we believe to be high-quality Investment Managers (“Primary Investments” or “primaries”). The Fund expects that most of its Primary Investments will be seasoned primary investments (“Seasoned Primaries”) which are investments made after the Investment Fund has already invested a certain percentage of its capital commitments (e.g., 25%, at the time of closing) in Infrastructure Assets.

The Fund will follow an open architecture approach, which is a sourcing strategy focused on identifying investments from a variety of relationships and sources including Investment Managers, institutional investors and other industry participants.

The Advisers believe that high-net-worth investors have historically had limited access to Infrastructure Assets. The merits of each of the underlying investment strategies are outlined below under “Investment Program.”

We cannot assure you that we will achieve our investment objectives. See “Investment Program — Investment Objectives” and “Types of Investments and Related Risks.”

Q:	Who is responsible for managing the Fund?

A:

StepStone Group Private Wealth LLC, a wholly owned business of StepStone Group LP, serves as the Adviser of the Fund and will be responsible for the overall management of the Fund’s activities, including structuring, governance, distribution, reporting and oversight. StepStone Group Real Assets LP serves as the Sub-Adviser of the Fund and will provide ongoing research, recommendations and portfolio management regarding the Fund’s investment portfolio.

StepStone was formed in 2014 and is the infrastructure and real assets business group of StepStone Group LP. StepStone oversees $75 billion in “private market allocations” which is composed of $27 billion in assets under management and $48 billion in assets under advisement1, including $14 billion of investments approved in 2022. Led by 11 partners with an average of 21 years of infrastructure and real assets experience and supported by a team of dedicated professionals, StepStone provides clients with an “on-the-ground” presence in Australia, Europe, the United Kingdom and North America with deep experience in infrastructure, energy, agriculture and natural resources. StepStone is owned 49% by StepStone Group LP (together with the Sub-Adviser, the “Firm”) and 51% by full-time investment professionals of the StepStone team.

As an affiliate of StepStone Group LP, StepStone benefits from the organization’s scale and depth across the private markets. StepStone Group LP is a global private markets investment firm focused on providing customized investment solutions and advisory and data services to its clients. StepStone Group LP’s clients include some of the world’s largest public and private defined benefit and defined contribution pension funds, sovereign wealth funds and insurance companies, as well

1 “Private market allocations” means the total amount of assets under management and assets under advisement. StepStone classifies assets under management if the StepStone has full discretion over the investment decisions in an account or has responsibility or custody of assets. Assets under advisement consists of client assets for which StepStone does not have full discretion to make investment decisions but plays a role in advising the client or monitoring their investments.

as prominent endowments, foundations, family offices and private wealth clients. As of December 31, 2022, StepStone Group LP was responsible for $602 billion of “private market allocations” which includes $134 billion of assets under management and $468 billion of assets under advisement2. StepStone Group LP has 920 professionals across 25 cities in 15 countries.

StepStone Group Inc. is the sole managing member of StepStone Group Holdings LLC, which in turn is the general partner of StepStone Group LP. In 2020, StepStone Group Inc. listed and began trading on the Nasdaq Global Select Market under the trading symbol STEP. Please see StepStone Group Inc.’s website at www.stepstonegroup.com for more information.

See “Management of the Fund – General.”

Q:	What is the market opportunity that the Advisers believe exists for investors in the Fund?

A:	The Advisers believe investors should consider the following factors when considering an investment in the Fund:

●

Essential Services are Resilient to Economic Cycles: User demand patterns for Infrastructure Assets tend to be relatively stable given the essential nature of these services. Therefore, we believe they tend to exhibit a lower correlation to economic cycles. According to MSCI Private Infrastructure Index, global core infrastructure has low or no correlation to global private equity, global public bonds and global equities.[3]

●

Inflation Hedge: Most regulated infrastructure assets, and many non-regulated infrastructure assets, include inflation-indexed user pricing which effectively passes on the impact of inflation to the end-user. We believe that infrastructure assets tend to perform better in inflationary environments as inflationary increases in revenue typically outpace inflationary increases in expenses, given the relatively high margins that are typical of infrastructure investments.

●

Diversified End-User Base: The ultimate end-users of infrastructure assets are generally a widely diversified group of individuals, such as local populations and communities and worldwide travelers utilizing essential services which reduces some risks associated with market and customer concentration and variability in demand.

●

High Barriers to Entry: Infrastructure typically requires a high level of initial capital investment and have relatively long useful lives, and this acts as a significant impediment to potential competitors entering the market. We believe that these assets may enjoy monopolistic or quasi-monopolistic market positioning, and it may be economically unsound, or legally prohibited, to build a competing facility, such as an airport, toll-road or timberland farm.

●	Long-term Cash Flow Predictability: Regulated and heavily contracted business models often provide long-term revenue visibility to infrastructure investments.

●

Sustainability Tailwinds: Infrastructure assets are playing an important role in the transition to net zero emissions supporting decarbonization across numerous industries, in particular energy generation and storage, transportation and carbon sequestration through natural capital related opportunities.

2 “Private market allocations” means the total amount of assets under management and assets under advisement. StepStone Group LP classifies assets under management if the StepStone Group LP has full discretion over the investment decisions in an account or has responsibility or custody of assets. Assets under advisement consists of client assets for which StepStone Group LP does not have full discretion to make investment decisions but plays a role in advising the client or monitoring their investments.

3 According to MSCI Private Infrastructure Index, global core infrastructure has low or no correlation to global private equity, global public bonds and global equities with correlation coefficients of 0.0, -0.1 and –0.1, respectively. Source: MSCI, Bloomberg, Burgiss, NCREIF, Cliffwater, HFRI, J.P. Morgan Asset Management, May 31, 2022.

Q:	What are the Fund’s areas of differentiation?

A:	The Advisers believe the following attributes create an attractive opportunity for investors when considering an investment in the Fund.

●

Proactive Investment Sourcing: The Advisers believe that their advisory practice, separate account investment management mandates and portfolio analytics and reporting capabilities serve as differentiated advantages that will enable the Fund to capitalize on attractive investment opportunities sourced directly from Investment Managers. These advantages include:

o

Approximately $26 billion of private infrastructure primary commitments approved across over 65 Investment Funds in the last three years, making StepStone what we believe to be one of the top global allocators of primary capital in infrastructure.

o	Relationships with over 500 infrastructure general partners and 1,200 infrastructure funds.

o	Ability to leverage a global network that includes offices in 25 cities in 15 countries.

o	Large, stable senior team of professionals, each of whom offers their own extensive personal relationship network.

o

Part of the Firm’s broad private markets business that consistently has thousands of third-party sponsor interactions each year and approved over $80 billion across asset classes in 400 plus separate transactions, including over $14 billion of infrastructure capital, in 2022 alone.

●

Deep Knowledge and Expertise in Infrastructure: The Advisers utilize a highly disciplined, research-focused investment approach with a fully scaled, global and dedicated infrastructure team to provide broad, educated and highly networked coverage of the infrastructure asset class. The Advisers believe that their dedicated and broad coverage of the infrastructure market differentiates StepStone from other private market managers, who typically cover infrastructure through a more generalist approach or with a smaller dedicated footprint.

o	Dedicated investment team with over 65 professionals focused on infrastructure investments.

o	$75 billion of assets under advisement or assets under management[4].

o	Senior team members have an average of 20 years of experience.

●

Information Advantage: We believe the Firm’s proprietary database (“SPI”) represents one of the industry’s most comprehensive and powerful databases tracking over 16,000 general partners across 42,000 Investment Funds garnered from the over 4,700 annual Investment Manager meetings the Firm holds per year. Combined with over two decades of investment experience, StepStone believes that these tools enable it to identify historically top performing managers and promising companies, projects or properties across the infrastructure investing landscape and make better informed underwriting decisions.

StepStone has also developed a proprietary infrastructure risk index (the “StepStone Infrastructure Risk Index”), allowing it to track and compare qualitative and quantitative risk factors as a relative assessment of risk and risk-adjusted returns across every deal.

4 StepStone Group LP classifies assets as assets under management if StepStone Group LP has full discretion over the investment decisions in an account or has responsibility or custody of assets. Assets under advisement consists of client assets for which StepStone Group LP does not have full discretion to make investment decisions but play a role in advising the client or monitoring their investments.

●

Multi-Dimensional Due Diligence Approach: The Fund will leverage the differentiated attributes and advantages of the Firm’s global platform through an investment process that integrates StepStone’s analytical and investment expertise, access to proprietary information and insights gained through deep relationships with Investment Managers, industry relationships and portfolio companies. The Fund will target opportunities where StepStone’s evaluation, independent due diligence and broad reference network intersect, and will use its access to a large pool of investment opportunities to make comparisons and seek-out the most attractive opportunities, based on a relative assessment of prospective investments in the market.

●

High-Quality Infrastructure Exposure: The Fund will seek to provide exposure that varies across sectors, geographies, vintages and asset sizes, with a focus on managing risk while considering the underlying investment and infrastructure characteristics of each opportunity when assessing relative attractiveness and associated portfolio construction benefits for the Fund.

●

Expanded Access: StepStone believes that individual investors have historically had limited access to private infrastructure investments. Through a single investment in the Fund, investors can gain broad exposure to this part of the private markets with a comprehensive solution in a structure that solves for many of the common challenges that have historically restricted access to these types of investments.

●

Favorable Structure: Our structure solves many of the common challenges that have historically restricted access for individual investors. We believe the Fund offers a favorable structure as compared to private markets funds, including 1099 tax reporting instead of K-1s, a single investment instead of recurring capital calls, and potential liquidity in the form of a share repurchase program.

Q:	Please describe the Fund’s features that would be considered ‘investor friendly’?

A:	Shareholders can access Infrastructure Assets through an investment product with terms that we believe are more attractive than historically available investment vehicles providing similar exposure.

●

Shareholders will fund their entire investment concurrent with their subscription and avoid the complexity of capital calls. Upon investment, Shareholders immediately gain broad exposure to Infrastructure Assets. The Fund will reinvest most of the proceeds of realizations, providing investors with more consistent exposure to the private markets through economic cycles.

●

An investment in the Fund will not require Shareholders to file for an extension. Tax information is reported via a 1099-DIV or 1099-B for the current year rather than a Schedule K-1 that is typically provided later in the year, potentially past the April 15th tax deadline.

●

Investment minimums as low as $25,000 on initial purchases rather than the higher (in most cases, substantially higher) institutional threshold that would be required from co-investors in each of the underlying investments.

●

Liquidity provisions that require the Fund to repurchase Shares of the Fund at the then calculated NAV on a periodic basis pursuant to a share repurchase program, as discussed below. The Fund may purchase from 5% to 25% of its outstanding shares quarterly, and the Fund currently intends to repurchase 5% of its outstanding Shares in any quarterly repurchase offer.

Q:	Will the Fund invest in the same Infrastructure Assets as other Firm advised funds and clients?

A:	To the extent permitted by law, the Fund intends to invest alongside other Firm advised funds and clients in the same assets. The 1940 Act imposes significant limits on the ability of the Fund to co-

invest with other Firm advised funds and clients. The Advisers and the Fund have obtained an exemptive order from the SEC that permits the Fund to co-invest alongside its affiliates. However, the SEC exemptive order contains certain conditions that limit or restrict the Fund’s ability to participate in such transactions, including, without limitation, where the Firm advised funds have an existing investment in the operating company or Investment Fund.

Q:	What are the Fund’s plans regarding leverage?

A:

In the near term, leverage may be used to provide the Fund with temporary liquidity to acquire investments in advance of the Fund’s receipt of proceeds from the realization of other assets or additional sales of Shares. The terms of the Fund’s leverage may require a minimum amount to be outstanding for a certain period. The Fund’s borrowings will always be subject to the Asset Coverage Requirement as defined below.

The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This requirement means that the value of the investment company’s total indebtedness may not exceed one third the value of its total assets (including the indebtedness).

In general, the use of leverage may increase the volatility of an investment in the Fund. See “Types of Investments and Related Risks — Investment Related Risks — Leverage Utilized by the Fund.”

Q:	Who can buy Shares in the Fund?

A:

Shares are sold to investors who represent that they are an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act. See “Purchases of Shares — Eligible Investors.”

Q:	For whom may an investment in our Shares be appropriate?

A:	An investment in Shares of the Fund may be appropriate if investors:

●	Meet the minimum suitability standards described below under “Purchases of Shares — Eligible Investors.”

●	Desire to obtain the potential benefit of current income and long-term capital appreciation.

●	Can hold the Shares as a long-term investment and do not need short-term liquidity from the investment.

We cannot assure you that an investment in our Shares will allow you to realize any of these objectives.

Q:	What is the purchase price for each Share?

A:

The initial per Share offering price for Shares will be $10.00 per share. Accordingly, revisions to the share purchase price will be made daily to reflect updated valuations and other Fund activity. See “Calculation of Net Asset Value.”

Q:	What is the difference between Class T, Class S, Class D, and Class I Shares?

A:	The Fund is offering four classes of Shares to provide investors with more flexibility in making their investment and to provide broker dealers with more flexibility to facilitate investment.

●

Class T Shares and Class S Shares are available through brokerage and transaction-based accounts. For Class T Shares and Class S Shares, the minimum initial investment is $25,000 with additional investment minimums of $5,000. The minimum initial and additional investments may be reduced at the Adviser’s discretion. The minimum initial investment for any individual investor will not be reduced below $25,000.

●

Class D Shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class D Shares, (2) through participating broker-dealers that have alternative fee arrangements with their clients to provide access to Class D Shares, (3) through transaction/brokerage platforms at participating broker-dealers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) other categories of investors that we name in an amendment or supplement to this prospectus. For Class D Shares, the minimum initial investment is $25,000 with additional investment minimums of $5,000. The minimum initial and additional investments may be reduced at the Adviser’s discretion. The minimum initial investment for any individual investor will not be reduced below $25,000.

●

Class I Shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class I Shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating broker-dealers that have alternative fee arrangements with their clients to provide access to Class I Shares, (4) through certain registered investment advisers, (5) by the Advisers’ employees, officers and directors and their family members, and joint venture partners, consultants, other service providers, and other similar parties or (6) other categories of investors that we name in an amendment or supplement to this prospectus. For Class I Shares, the minimum initial investment is $1,000,000 with additional investment minimums of $100,000. The minimum initial and additional investments may be reduced at the Adviser’s discretion. The minimum initial investment for any individual investor will not be reduced below $25,000.

If you are eligible to purchase all four classes of Shares, then in most cases you should purchase Class I Shares because Class I Shares have no upfront selling commissions or shareholder servicing fees, which will reduce the NAV or distributions of the other Share classes. However, Class I Shares will not receive shareholder services. If you are eligible to purchase Class T Shares, Class S Shares, and Class D Shares but not Class I Shares, in most cases you should purchase Class D Shares because Class D Shares have no upfront selling commission, no dealer fees and lower annual shareholder servicing fees.

See “Plan of Distribution” for a discussion of the differences between our Class T Shares, Class S Shares, Class D Shares, and Class I Shares.

Q:	What are the fees that investors pay with respect to the Shares they purchase in the offering?

A:	There are two types of fees that you will incur:

●

First, for Class T Shares and Class S Shares, there are shareholder transaction expenses that are a one-time upfront fee calculated as a percentage of the offering price. Class T Shares have an upfront maximum total sales load of 3.50% which is split between a maximum selling commission of 3.00% and a maximum dealer fee of 0.50%. Class S Shares have a maximum selling commission of 3.50%.

●

Second, for Class T Shares, Class S Shares, and Class D Shares, there are ongoing distribution and shareholder servicing fees that are calculated as a percentage of NAV. Class T Shares have maximum aggregate annual distribution and shareholder servicing fees of 0.85%. Class S Shares have annual distribution and shareholder servicing fees of 0.85%, and Class D Shares have annual shareholder servicing fees of 0.25%.

Additional details regarding the fees that investors pay with respect to purchased Shares are discussed in “Summary of Fees and Expenses.”

Q:	How does the Fund compensate the Adviser and Sub-Adviser for the management of the underlying assets and other administrative requirements associated with the ongoing operation of the Fund?

A:

In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund will pay the Adviser a monthly investment management fee (“Management Fee”) equal to 1.60% on an annualized basis of the Fund’s daily net assets. The Management Fee will be accrued daily and payable monthly in arrears within ten (10) business days after the end of the month. The Management Fee is an expense paid out of the Fund’s assets. For the avoidance of doubt, the Management Fee is applied to any assets in respect of Shares that will be repurchased by the Fund on such date.

The Adviser will pay 50% of the Management Fee proceeds to the Sub-Adviser on a monthly basis. See “Management Fee.”

In addition, the Fund will also pay for certain recurring expenses, including organizational and offering costs. See “Summary of Fees and Expenses.”

Q:	If I buy Shares, will I receive distributions and how often?

A:

The Fund intends to make distributions semi-annually in amounts that represent substantially all net investment income and net capital gains earned each year. Additionally, the Fund may make a special distribution annually. All distribution policies will abide by standards required to qualify the Fund as a regulated investment company (“RIC”) under Subchapter M of the Code. The amount of distributions that the Fund may pay, if any, is uncertain. See “Distribution Policy.”

Q:	May I reinvest my cash distributions in additional Shares?

A:

Yes. We have adopted a dividend reinvestment plan whereby Shareholders may have their cash distributions automatically reinvested in additional Shares unless they elect to receive their distributions in cash. Reinvested distributions for all Shares will be in the respective class of Shares but will not be subject to sales load or other charge for reinvestment. The reinvested Shares will be subject to distribution and/or shareholder servicing fees where applicable.

The dividend reinvestment plan is discussed later in the document. See “Distribution Policy – Automatic Dividend Reinvestment Plan.”

Q:	How do I subscribe for Shares?

A:	If you meet the suitability standards and choose to purchase Shares in this offering, you should proceed as follows:

●	Read this entire prospectus, including the section entitled “Types of Investments and Related Risks,” and all appendices and supplements accompanying this Prospectus.

●	Complete and execute a copy of an investor application.

●

By submitting an order to purchase Shares and paying the total purchase price for the Shares subscribed for, each investor attests that he or she meets the suitability standards as stated in the prospectus and/or investor application and agrees to be bound by all its terms.

Subscriptions will be effective only upon the Fund’s acceptance, and the Fund reserves the right to reject any subscription in whole or in part. See “Plan of Distribution.”

Q:	When can Shares be purchased?

A:	This is a continuous offering of Shares without a termination date, as permitted by the federal securities laws. Shares are offered for purchase daily on any day the New York Stock Exchange

(“NYSE”) is open for business at a price based upon the Fund’s then current NAV. See “Plan of Distribution.”

Q:	Is there a minimum size for this offering?

A:

The Fund will not hold an initial closing until at least $25,000,000 in subscriptions have been received by the Fund (which subscriptions will be held in a non-interest-bearing escrow account by the Fund’s escrow agent). See “Plan of Distribution.”

Q:	Can I invest through my IRA, SEP or after-tax deferred account?

A:

Yes, you may invest via those vehicles, subject to the suitability standards and applicable law. An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans, and 401(k) plans. In the case of investments through IRAs, Keogh plans, and 401(k) plans, our transfer agent will send the confirmation and notice of our acceptance to the trustee. Please be aware that in purchasing Shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by ERISA or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing Shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law. See “Eligible Investors” and “ERISA Considerations.”

Q:	What is the tax treatment of the Fund and my distributions?

A:

The Fund intends to qualify as a RIC under Subchapter M of the Code. For each taxable year that the Fund so qualifies, the Fund will generally not be subject to U.S. federal income tax on its taxable income and gains that it distributes as dividends for U.S. federal income tax purposes to Shareholders. The Fund intends to distribute its income and gains in a manner that it should not be subject to an entity-level income tax. These distributions generally will be taxable as ordinary income or capital gains to the Shareholders, whether or not they are reinvested in Shares. U.S. federally tax-exempt investors generally will not recognize unrelated business taxable income with respect to an investment in Shares as long as they do not borrow to make such investment. See “Tax Aspects – Distributions.”

Q:	What provisions exist for the repurchase, transfer or sale of Shares by Shareholders?

A:

The Shares are not a liquid investment. No Shareholder will have the right to require the Fund to repurchase such Shareholder’s Shares or any portion thereof. To provide Shareholders with limited liquidity, the Fund is structured as an interval fund and intends to conduct quarterly offers at NAV to repurchase between 5% and 25% of its outstanding Shares, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). In connection with any given quarterly repurchase offer, the Fund currently intends to repurchase 5% of its outstanding Shares. In the event that Shareholders in the aggregate tender for repurchase more than the number of Shares that the Fund will offer to repurchase for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis, which may result in the Fund not honoring the full amount of a required minimum distribution requested by a Shareholder. The Fund expects to make its first repurchase offer in December 2023.

Q:	Do investors have to pay a fee in association with the repurchase of Shares?

A:

An early repurchase fee (the “Early Repurchase Fee”) payable to the Fund will be charged with respect to the repurchase of a Shareholder’s Shares at any time prior to the day immediately preceding the one-year anniversary of a Shareholder’s purchase of the Shares. The Early Repurchase Fee will equal 2.00% of the NAV of any Shares repurchased less than one year of the purchase. Once Shareholders have held Shares for a year, no fee will be assessed in association with a Share repurchase. Repurchase fees are payable to the Fund and not to the Advisers.

See “Summary of Fees and Expenses” for additional information regarding the Early Repurchase Fee.

Q:	Where can I find additional information on the Fund?

A:

Our website, www.stepstonepw.com, is the best source for additional information on the Fund. We regularly post updated information regarding our portfolio and activity in documents such as the most recent Prospectus and Statement of Additional Information, a monthly fact card, an investor presentation, a fund commentary and the portfolio holdings report, along with other news, information and updates. The website also contains a link to our SEC filings. We may change the information posted on the website over time. The information on the website is not incorporated by reference into this Prospectus, and investors should not consider it a part of this Prospectus.

Q:	What will I receive in terms of fund reporting?

A:

The Adviser will prepare, and make available to Shareholders, an audited annual report and an unaudited semi-annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. The Adviser will also make available a report on our operations on at least a quarterly basis. See “Reports to Shareholders” located in the “Statement of Additional Information.”

Q:	When will I receive my detailed tax information?

A:	Shareholders can expect to receive tax information via a 1099-DIV or 1099-B by the end of January.

Q:	What are the principal risks involved in an investment in the Fund?

A:

An investment in the Fund involves several principal risks. Investing in the Shares may be considered speculative and involves a high degree of risk, including the risk of the loss of your investment. The Shares are illiquid and appropriate only as a long-term investment.

●	The Fund’s performance depends upon the performance of its assets and the Investment Managers.

●	Underlying investments involve a high degree of business and financial risk, including those relating to pandemics, that can result in substantial losses.

●	The securities in which the Fund or an Investment Manager may invest may be among the most junior in a portfolio company’s capital structure and, thus, subject to the greatest risk of loss.

●

The Fund will allocate a portion of its assets to multiple Investment Funds, and Shareholders will bear two layers of fees and expenses: management fees and administrative expenses at the Fund level, and asset-based management fees, carried interests, incentive allocations or fees and expenses at the Investment Fund level.

●	Shareholders will have no right to receive information about the Investment Funds or Investment Managers, and they will have no recourse against Investment Funds or their Investment Managers.

●	Infrastructure Assets will include investments in private operating companies, projects or properties in the early phases of development, which involve a high degree of business and financial risk.

●	Infrastructure companies, projects and properties may have limited operating histories by which to assess their ability to achieve, sustain and increase revenues or profitability.

•

Private companies, projects or properties may be required to rapidly implement and improve operational, financial and management control systems, and any failure to do so may have a material, adverse effect on their business.

•	The Fund intends to qualify as a RIC under the Code but may be subject to substantial tax liabilities if it fails to so qualify.

•

A significant portion of the Fund’s investments will likely be priced by Investment Funds in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate.

•

Although the Fund intends to implement a quarterly share repurchase program, there is no guarantee that an investor will be able to sell all of the Shares that the investor desires to sell. The Fund should therefore be considered to offer limited liquidity. There is no market exchange available for Shares of the Fund, thereby making them difficult to liquidate.

•	Our investments, depending upon strategy, may be in companies or other assets whose business models are new or unproven and whose capital structures are highly leveraged.

•	Possible utilization of leverage, as limited by the requirements of the 1940 Act, may increase the Fund’s volatility.

Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if it can sustain a complete loss of its investment. A discussion of the risks associated with an investment in the Fund can be found under “Types of Investments and Related Risks” and “Other Risks.”

SUMMARY OF FEES AND EXPENSES

The following table illustrates the fees and expenses that the Fund expects to incur, and that Shareholders can expect to bear, directly or indirectly.

To invest in Class T Shares, Class S Shares or Class D Shares of the Fund, a prospective investor generally must maintain or open a brokerage account with a financial institution where a selling agreement has been established (“Selling Agent”). Any costs associated with opening such an account are not reflected in the following table or the Examples below. Investors should contact their broker or other financial professional for more information about the costs associated with opening such an account.

	Class T	Class S	Class D	Class I
SHAREHOLDER FEES
Maximum sales load (percentage of purchase amount)(1)	3.50%	3.50%	None	None
Maximum early repurchase fee(2)	2.00%	2.00%	2.00%	2.00%
ANNUAL FUND OPERATING EXPENSES (as a percentage of the Fund’s average net assets)
Management Fee	1.60%	1.60%	1.60%	1.60%
Acquired Fund Fees and Expenses (3)	0.75%	0.75%	0.75%	0.75%
Interest Payments on Borrowed Funds (4)	0.13%	0.13%	0.13%	0.13%
Distribution and/or Shareholder Servicing Fees	0.85%	0.85%	0.25%	0.00%
Other Expenses (5), (6)	1.00%	1.00%	1.00%	1.00%
Total Annual Fund Operating Expenses	4.33%	4.33%	3.73%	3.48%
Less Expense Limitation and Reimbursement (7)	0.00%	0.00%	0.00%	0.00%
Total Annual Net Expenses (8)	4.33%	4.33%	3.73%	3.48%

(1)

Investors purchasing Class T and Class S Shares may be charged a sales load of up to 3.50% of the investment amount. For Class T Shares, the 3.50% includes a maximum of 3.00% for upfront selling commission and 0.50% for the dealer fee. The table assumes the maximum sales load is charged. A Selling Agent may, in its discretion, waive all or a portion of the sales load for certain investors. See “Plan of Distribution.”

(2)

A 2.00% Early Repurchase Fee payable to the Fund will be charged with respect to the repurchase of a Shareholder’s Shares at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares (on a “first in-first out” basis). An Early Repurchase Fee payable by a Shareholder may be waived by the Fund, in circumstances where the Board of Trustees determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Shareholder. The Early Repurchase Fee will be retained by the Fund for the benefit of the remaining Shareholders.

(3)

The Acquired Fund Fees and Expenses are based on estimated amounts for the Fund’s first 12 months of operations. Some or all of the Investment Funds in which the Fund intends to invest charge carried interests, incentive fees or allocations based on the Investment Funds’ performance. The Investment Funds in which the Fund intends to invest generally charge a management fee of 1.00% to 2.00% based on committed capital, and approximately 15% to 20% of net profits as a carried interest allocation. The Acquired Fund Fees and Expenses disclosed above are based on historic returns of the Investment Funds in which the Fund anticipates investing during the first 12 months of operations, which may change substantially over time, therefore, significantly affect Acquired Fund Fees and Expenses. The 0.75% shown as Acquired Fund Fees and Expenses reflects operating expenses of the Investment Funds (e.g., management fees, administration fees and professional and other direct, fixed fees and expenses of the Investment Funds) after refunds, excluding any performance-based fees or allocations paid by the Investment Funds that are paid solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in-kind, as such fees and allocations for a particular period may be unrelated to the cost of investing in the Investment Funds.

(4)

The Advisers expect to utilize a credit facility in the first twelve months of the Fund’s operations. Expenses may include, but are not limited to, upfront credit facility fees, undrawn fees, and interest payments.

(5)

Other Expenses include all other expenses incurred by the Fund, such as its organizational and offering expenses, certain administrative costs and expenses relating to the offering and sale of Shares. Other Expenses are estimated for the first 12 months of operations. For more details regarding the Fund’s estimated organizational and offering expenses, please see “Fund Expenses – Organizational and Offering Expenses.”

(6)

Includes amounts paid under an administration agreement (the “Administration Agreement”) between the Fund and StepStone Private Wealth as administrator (the “Administrator”). Under the Administration Agreement, the Fund pays the Administrator an administration fee (the “Administration Fee”) in an amount up to 0.23% on an annualized basis of the Fund’s net assets. From the proceeds of the Administration Fee, the Administrator pays UMB Fund Services, Inc. (the “Sub-Administrator”) a sub-administration fee (the “Sub-Administration Fee”) in an amount up to 0.08% on an annualized basis of the Fund’s net assets, subject to a minimum annual fee. The Sub-Administration Fee is paid pursuant to a sub-administration agreement and a fund accounting agreement each between the Administrator and the Sub-Administrator. The Administration Fee will be accrued daily based on the value of the net assets of the Fund as of the close of business on each business day (including any assets in respect of shares that will be repurchased by the Fund on such date) and payable in arrears within ten business days after the end of the month. The Sub-Administration Fee is calculated in a manner substantially similar to the Administration Fee and is payable monthly in arrears.

(7)

The Adviser has entered into an Expense Limitation and Reimbursement Agreement with the Fund for the one-year term beginning on the initial closing date for subscriptions for Shares and ending on the one-year anniversary thereof. The Adviser may extend the Limitation Period for a period of one year on an annual basis. The Expense Limitation and Reimbursement Agreement limits the amount of the Fund’s aggregate ordinary operating expenses, excluding certain Specified Expenses listed below, borne by the Fund during the Limitation Period to an amount not to exceed 1.00% for Class T, S, D and I Shares, on an annualized basis, of the Fund’s daily net assets or the Expense Cap. “Specified Expenses” that are not covered by the Expense Limitation and Reimbursement Agreement include: (i) the Management Fee; (ii) all fees and expenses of Private Market Assets and other investments in which the Fund invests (including the underlying fees of the Private Market Assets and other investments (the Acquired Fund Fees and Expenses)); (iii) transactional costs, including legal costs and brokerage commissions, associated with the acquisition and disposition of Private Market Assets and other investments; (iv) interest payments incurred on borrowing by the Fund; (v) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund; (vi) distribution and/or shareholder servicing fees, as applicable; (vii) taxes; and (viii) extraordinary expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, indemnification expenses, and expenses in connection with holding and/or soliciting proxies for all annual and other meetings of Shareholders. See “Fund Expenses” for additional information. If the Fund’s aggregate ordinary operating expenses, exclusive of the Specified Expenses, in respect of any Class of Shares for any day exceeding the Expense Cap applicable to that Class of Shares, the Adviser will waive its Management Fee and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Adviser may also directly pay expenses on behalf of the Fund and waive reimbursement under the Expense Limitation and Reimbursement Agreement. To the extent that the Adviser waives its Management Fee, reimburses expenses to the Fund or pays expenses directly on behalf of the Fund, it is permitted to recoup from the Fund any such amounts for a period not to exceed three years from the month in which such fees and expenses were waived, reimbursed, or paid, even if such recoupment occurs after the termination of the Limitation Period. However, the Adviser may only recoup the waived fees, reimbursed expenses or directly paid expenses in respect of the applicable Class of Shares if (i) the aggregate ordinary operating expenses have fallen to a level below the relevant Expense Cap and (ii) the recouped amount does not raise the level of aggregate ordinary operating expenses plus waived fees, reimbursed expenses or directly paid expenses in respect of a Class of Shares in the month of recoupment to a level that exceeds any Expense Cap applicable at that time.

(8)	Annual Net Expenses include expenses limited by the Fund’s Expense Limitation and Reimbursement Agreement.

EXAMPLE:

You would pay the following fees and expenses on a $1,000 investment, assuming a 5.00% annual return, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class T	$77	$163	$247	$467
Class S	$77	$162	$247	$467
Class D	$38	$114	$192	$398
Class I	$35	$107	$181	$376
If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class T	$77	$162	$247	$467
Class S	$77	$162	$247	$467
Class D	$38	$114	$192	$398
Class I	$35	$107	$181	$376

The examples should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown. The examples above exclude the Early Repurchase Fee which would apply if your Shares were repurchased within one year of their purchase. If your Shares are repurchased in Year 1, you would incur the 2.00% Early Repurchase Fee. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5.00% return used in the Example.

The purpose of the table above is to assist investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. For a more complete description of the various fees and expenses of the Fund, see “Fund Expenses,” “Management Fee” and “Purchases of Shares.”

THE FUND

The Fund is registered under the 1940 Act as a non-diversified, closed-end management investment company. The Fund is structured as an interval fund and continuously offers its Shares. The Fund was organized as a Delaware statutory trust on December 2, 2022. The Fund’s principal office is located at 128 S Tryon St., Suite 1600, Charlotte, NC 28202, and its telephone number is (704) 215-4300. Investment advisory services are provided to the Fund by the Adviser and Sub-Adviser pursuant to an investment advisory agreement (the “Advisory Agreement”) and an investment sub-advisory agreement (the “Sub-Advisory Agreement”), respectively. Responsibility for monitoring and overseeing the Fund’s investment program and its management and operation is vested in the individuals who serve on the Board of Trustees. See “Statement of Additional Information – Management of the Fund.”

USE OF PROCEEDS

Under normal circumstances, the proceeds from the sale of Shares, net of the Fund’s fees and expenses, are invested by the Fund to pursue its investment program and objectives as soon as practicable. It is anticipated that proceeds from the sale of Shares will be invested, as appropriate, in investment opportunities within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending as long as six months. See “Other Risks — Availability of Investment Opportunities” for a discussion of the timing of Investment Funds’ subscription activities, market conditions, and other considerations relevant to the timing of the Fund’s investments generally.

The Fund will pay the Adviser the full amount of the Management Fee during any period prior to which less than all of the Fund’s assets (including any proceeds received by the Fund from the offering of Shares) are invested in Private Market Assets.

STRUCTURE

The Fund has been organized as a continuously offered, non-diversified closed-end management investment company that is operated as an interval fund. Closed-end funds differ from open-end funds (commonly known as mutual funds) in that investors in closed-end funds do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. To provide some liquidity to Shareholders, the Fund is structured as an interval fund and conducts quarterly repurchase offers for a limited amount of the Fund’s Shares (at least 5%).

The Fund believes that a closed-end structure is most appropriate for the long-term nature of the Fund’s strategy. The Fund’s NAV per Share may be volatile. As the Shares are not traded, investors will not be able to dispose of their investment in the Fund, except through repurchases conducted through the share repurchase program, no matter how the Fund performs.

The Fund is a specialized investment vehicle that combines many of the features of an investment fund not registered under the 1940 Act, often referred to as a “private investment fund,” with those of a registered closed-end investment company. Private investment funds are collective asset pools that typically offer their securities privately, without registering such securities under the Securities Act. The Advisers believe that securities offered by private investment funds are typically sold in large minimum denominations (often at least $5,000,000 to $20,000,000) to a limited number of institutional investors and high-net-worth individuals. Compared to private investment funds, registered closed-end investment companies often impose relatively modest minimum investment requirements and offer their shares to a broader range of investors.

Investors may purchase Shares of the Fund daily based upon the Fund’s daily NAV per Share. Unlike the practices of many private investment funds, the Fund intends to offer Shares without limiting the number of Eligible Investors that can participate in its investment program.

In private investment funds, often organized as limited partnerships, investors usually commit to provide up to a certain amount of capital as and when requested by the fund’s manager or general partner. The general partner then makes private market investments on behalf of the fund, typically over a two-to-five-year period according to a pre-defined investment strategy. The fund’s investments are usually realized, or “exited” after a five-to-eight year holding period through a private sale, an initial public offering (IPO) or a recapitalization, and the proceeds are distributed to the fund’s investors. The private investment funds themselves typically have a duration of ten to fifteen years. In contrast, registered closed-end funds typically reinvest most of the proceeds of realized investments and do not have a stated duration. This attribute provides investors with more consistent exposure to the underlying assets through economic cycles and maintains an investor’s intended allocation to the target asset class, such as private markets.

INVESTMENT PROGRAM

Investment Objectives

The Fund’s investment objectives are to seek current income and long-term capital appreciation by offering investors access to a global investment portfolio of private infrastructure assets.

Investment Strategy

The principal elements of the Fund’s investment strategy include: (i) allocating the assets of the Fund largely among Infrastructure Assets via Secondary Investments, Co-Investments, and to a modest extent, Primary Investments, including Seasoned Primaries; (ii) seeking to manage the Fund’s investment level and liquidity using a commitment strategy which will balance total returns with reoccurring distributions and liquidity targets; and (iii) managing risk through ongoing monitoring of the Fund’s portfolio and active portfolio construction. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowing for investment purposes, in Infrastructure Assets. This policy is non-fundamental and can be changed without Shareholder approval upon 60 days’ prior notice.

Asset Allocation. StepStone employs an asset allocation strategy that seeks to benefit from the spread of the Fund’s investments across infrastructure investments that vary across industry sectors and geographies via core, core plus and value-add investment strategies, as further described below:

●

Core: Considered the most stable form of infrastructure equity investing, as these assets tend to be the most essential to society or otherwise largely risk mitigated through a higher degree of cash flow predictability. Returns are derived primarily from income, with limited upside through capital gains, and assets are commonly held for the longer term (more than seven years). Revenues and cash flow are generally governed by either rate regulation or long-term contracts with highly creditworthy counterparties, such as governments, municipalities and major industrial companies.

●

Core Plus: These assets have some similarities with core infrastructure; however, there is generally more variability associated with the cash flows of core plus assets. Income is still typically a component of overall returns, but there is potential for greater capital appreciation. The holding period for core plus assets is typically more than six years. Core plus infrastructure may involve asset expansion or platform growth but the majority of value is typically derived from a relatively mature asset base. Core plus could also reflect a “build to core” strategy, where the assets would have a higher risk-return profile during a development, construction, and early operations stage, but ultimately qualify as a core asset for the long-term hold period.

●

Value-Add: These investments typically include assets that have a material growth, expansion or repositioning orientation. The holding period for most value-add infrastructure typically ranges from five to seven years. Returns are primarily from capital appreciation rather than ongoing income.

Commitment Strategy. The Advisers plans to manage the Fund’s commitment strategy to reduce the amount of uninvested cash (or “cash drag”) associated with the underlying investments with consideration for the potential liquidity needs of the Fund. The Adviser will balance the ultimate allocation across investment types while seeking to mitigate the “J-Curve,” the period between the initial investment and the time that meaningful appreciation is expected.

The Fund intends to rely heavily on purchases of Secondary Investments where all or a substantial portion of the capital has already been invested and Co-Investments where the capital is largely deployed at the time of commitment. Secondary Investments often receive earlier distributions and the returns from these investments generally do not exhibit the same delayed cash flow and return “J-Curve” performance associated with Primary Investments. In addition, Secondary Investments may enable the Fund to deploy capital more readily with less blind pool risk than investments in typical Primary Investments.

The commitment strategy will aim to keep the Fund substantially invested and to minimize cash drag where possible by making commitments based on anticipated future distributions from investments. The commitment strategy will also take other anticipated cash flows into account, such as those relating to new subscriptions, the redemption of Shares by Shareholders and distributions to Shareholders. To forecast portfolio cash flows, the Advisers will utilize a proprietary model that incorporates historical data, actual portfolio observations, insights, and forecasts by the Advisers.

Risk Management. The long-term nature of infrastructure investments requires a commitment to ongoing risk management. The Advisers seek to monitor the performance of the Fund’s assets and developments at the level of the individual portfolio companies that are material positions held by the Fund. By tracking commitments, capital calls, distributions, valuations, and other pertinent details, the Advisers will seek to use a range of techniques to reduce the risk associated with the commitment strategy. These techniques may include, without limitation:

●	Investing across assets at different parts of fund lifecycles through the use of Secondary Investments, Co-Investments and Primary Investments.

●	Managing cash and liquid assets to meet the Fund’s liquidity needs.

●	Modeling and actively monitoring cash flows to avoid cash drag and maintain maximum appropriate levels of investment and commitment.

●

Seeking to establish credit lines to provide backup liquidity to be in the position to satisfy liquidity needs, including redemption requests under the share repurchase program, consistent with the limitations and requirements of the 1940 Act.

To enhance the Fund’s liquidity, particularly in times of possible net outflows through the redemption of Shares by Shareholders, the Advisers may from time to time determine to sell certain of the Fund’s assets. In implementing the Fund’s liquidity management program, so as to minimize cash drag while providing the necessary liquidity to support the Fund’s private markets investment strategies and potential redemption of Shares, the Advisers may invest a portion of the Fund’s assets in securities and vehicles that are intended to provide an investment return while offering better liquidity than typical private markets investments. The liquid assets may include both fixed income and equities as well as public and private vehicles that derive their investment returns from fixed income and equity securities.

The Fund’s strategy involves investing in a range of Infrastructure Assets across multiple sponsors and investment types. The portfolio will consist of Infrastructure Assets that vary across industry sectors and geographies allocated strategically by StepStone.

The Fund intends to make direct and indirect investments in equity and debt interests across a variety of Infrastructure Assets such as:

●	Communication and digital infrastructure (e.g., towers, data centers and fiber).

●	Natural capital (e.g., sustainable agriculture and sustainable forestry).

●	Power generation and midstream (e.g., gas generation, fuel transportation and storage).

●	Renewables and energy transition investments (e.g., wind and solar, energy storage and distributed energy).

●	Social infrastructure (e.g., waste management, healthcare and education).

●	Transportation and logistics (e.g., toll roads, airports and seaports).

●	Utilities (e.g., electricity distribution and transmission, district heating and cooling and water).

The Fund will look to access attractive industry themes and tailwinds by tracking the evolving market and the emerging strategies of a diverse pool of Investment Managers. Outlined below are examples of current sector themes expected to support key investment focus areas of the Fund.

Private Infrastructure Themes

In select cases, the Fund may allocate a portion of its investments to other private market asset classes, including but not limited to real estate, private equity and private debt. The Fund will also seek to construct a balanced portfolio across mainly developed economies, with a focus on North America and Europe. While maintaining a generally balanced portfolio across these exposures is a focus of the Fund’s investment strategy, the Advisers will also be continuously assessing the relative attractiveness of the risk / return profile of each Fund opportunity and will look to tactically tilt the portfolio in situations where market dynamics make it attractive to do so, while still seeking to avoid over-concentration. Risks associated with investment in geographical locations, emerging markets and sector concentration are further described in the “Types of Investments and Related Risks” section below.

The Fund’s investment objectives and strategies are non-fundamental and may be changed without Shareholder approval. For a complete description of the Fund’s fundamental policies, see “Fundamental Policies” and “Other Fundamental Policies” in the Fund’s Statement of Additional Information.

Real Assets Asset Class

The real assets asset class includes infrastructure, natural capital and natural resource investments, among other hard asset categories. A common thread across the sub-strategies is that investments typically feature hard assets that are often capital intensive, as well as a component of current yield and an expected insulation of the underlying asset’s appreciation against the effects of inflation. The mix of current yield and growth across the underlying assets will vary depending on the specific asset class and stage of development of the underlying assets.

Infrastructure refers to a broad category of investments typically featuring attractive investment characteristics such as essential services or high barriers to entry, relatively durable demand, regulated returns or long term contracted cash flow and long useful lives, with an expected component of current yield as assets mature and often an insulation of the underlying assets against the effects of inflation. Infrastructure assets may include, among other asset types, communication/digital infrastructure, power generation and midstream, renewables & energy transition investments, social infrastructure, transportation and logistics and utilities.

Natural capital is viewed as an attractive complement to the Fund’s other assets, with its focus on sustainable agriculture, sustainable forestry and other sustainable natural assets. Sustainable agriculture consists of investments in farmland and related supply chain assets, along with biological assets (e.g., crops and livestock) that produce food, fiber, and renewable energy feedstocks. These investments focus on sustainably leveraging the productive capacity of the land base, and supply chains to transform and distribute production to processors, retailers, and industrial buyers, as well as related appreciation of farmland and supply chain assets. Sustainable forestry investments focus on safely and sustainably producing raw materials necessary for production of goods while leveraging sustainable business practices. These materials include outputs such as timber products and pulp for the manufacture of paper products. These investments, along with other real asset investments, have often shown historical returns with a positive correlation to inflation, a low or negative correlation to public and private equities and debt, and low volatility in their overall return profile with resilient asset value attributes through economic and financial cycles.5

While most Infrastructure Assets benefit in some way from defensive characteristics, in the form of essential services, barriers to entry, contracted cash flows or regulated returns, the risk and return profile of infrastructure investments does differ across sectors and strategies, and assets are often grouped into a few key categories, reflecting these differences. These categories of infrastructure exposure are commonly known by investors as core, core plus and value-add, as further described above.

Expected Positioning of Select Sectors6

5 According to MSCI Private Infrastructure Index, global core infrastructure has low or no correlation to global private equity, global public bonds and global equities with correlation coefficients of 0.0, -0.1 and –0.1, respectively. Source: MSCI, Bloomberg, Burgiss, NCREIF, Cliffwater, HFRI, J.P. Morgan Asset Management, May 31, 2022.

6 For illustrative purposes only. Sectors may differ in risk and return from the above. Target gross returns are hypothetical and are neither guarantees nor predictions or projections of future performance. Future performance indications and financial market scenarios are no guarantee of current or future performance. There can be no assurance that such target will be achieved or that the investment will be able to implement its investment strategy, achieve its investment objectives or avoid substantial losses.

Real Estate Asset Class

Private real estate is a common term for unregistered real estate investments made through privately negotiated transactions. Similar to investments in the infrastructure asset class, real estate investments generally provide investment returns with a mix of current yield and growth across the underlying assets. The ultimate mix will vary depending on the stage of development of the underlying assets. Real estate investments are typically equity investments in the underlying real estate property, but in some cases, may also involve the debt/mortgages supporting the properties.

Private Equity Asset Class

Private equity is a common term for investments that are typically made in non-public companies through bespoke, privately negotiated transactions. Private equity investments may be structured using a range of financial instruments, including common and preferred equity, subordinated debt and warrants, or other instruments, depending on the strategy of the investor and the financing requirements of the company. Investments in private equity have grown significantly over the last 20 years, driven principally by large institutional investors seeking increased returns and portfolio efficiency. Large pension funds, endowments and other sophisticated institutional investors commonly invest a meaningful portion of their overall portfolios in private equity.

The private equity market is diverse and can be divided into several different segments, each of which may exhibit distinct characteristics based on combinations of various factors. These include the type and financing stage of the investment, the geographic region in which the investment is made and the vintage year. The Fund may invest in all segments of private equity on a global basis.

Private Debt Asset Class

Private debt is a common term for loans and similar investments typically made in private companies that are generally negotiated directly with the borrower. Private debt investments may be structured using a range of financial instruments, including but not limited to, first and second lien senior secured loans, unitranche debt, unsecured debt, and structurally subordinated instruments. From time to time these investments might include equity features such as warrants, options, common stock or preferred stock, depending on the strategy of the investor and the financing requirements of the company or asset. The Fund’s private debt investments may be rated below investment grade by rating agencies or would be rated below investment grade if they were rated and are sometimes referred to as “junk.” Below investment grade securities have predominantly speculative characteristics and may carry a greater risk with respect to a borrower’s capacity to pay interest and repay principal. The global capital markets have undergone substantial structural changes since the 2008-2009 global financial crisis. Where once banks were dominant providers of credit, their relative size is in secular decline, thus creating an opportunity for other providers of capital. In addition, a new regulatory regime surrounding bank balance sheets has placed greater emphasis on the private non-bank lending sector — this capital is increasingly provided by pension funds and insurance companies who maintain an allocation to this asset class. The Fund may invest in all forms of private debt on a global basis.

Why Infrastructure

The Advisers believe investors should consider the following factors when considering an investment in the Fund.

Essential Services are Resilient to Economic Cycles: User demand patterns for Infrastructure Assets tend to be relatively stable given the essential nature of these services. Therefore, we believe they tend to exhibit a lower correlation to economic cycles. According to MSCI Private Infrastructure Index, global core infrastructure has low or no correlation to global private equity, global public bonds and global equities.7

7 According to MSCI Private Infrastructure Index, global core infrastructure has low or no correlation to global private equity, global public bonds and global equities with correlation coefficients of 0.0, -0.1 and –0.1, respectively. Source: MSCI, Bloomberg, Burgiss, NCREIF, Cliffwater, HFRI, J.P. Morgan Asset Management, May 31, 2022.

Inflation Hedge: Most regulated infrastructure assets, and many non-regulated infrastructure assets, include inflation-indexed user pricing which effectively passes on the impact of inflation to the end-user. We believe that infrastructure assets tend to perform better in inflationary environments as inflationary increases in revenue typically outpace inflationary increases in expenses, given the relatively high margins that are typical of infrastructure investments.

Diversified End-User Base: The ultimate end-users of infrastructure assets are generally a widely diversified group of individuals, such as local populations and communities and worldwide travelers utilizing essential services which reduces some risks associated with market and customer concentration and variability in demand.

High Barriers to Entry: Infrastructure typically requires a high level of initial capital investment and have relatively long useful lives, and this acts as a significant impediment to potential competitors entering the market. We believe that these assets may enjoy monopolistic or quasi-monopolistic market positioning, and it may be economically unsound, or legally prohibited, to build a competing facility, such as an airport, toll-road or timberland farm.

Long-term Cash Flow Predictability: Regulated and heavily contracted business models often provide long-term revenue visibility to infrastructure investments.

Sustainability Tailwinds: Infrastructure assets are playing an important role in the transition to net zero emissions supporting decarbonization across numerous industries, in particular energy generation and storage, transportation and carbon sequestration through natural capital related opportunities.

Key Trends in Infrastructure

Infrastructure Assets can be broadly described as economic and social necessities that deliver services and products needed to improve society’s quality of life, social well-being, and safety. The U.S. economy, for example, relies on a vast network of transportation, power and communications infrastructure; however, much of the systems currently in place were built decades ago, and economists assert that delays and rising maintenance costs are limiting economic performance. Many are reaching the end of their lifespan and are potentially overstretched. In addition to the threat to human safety, inadequately maintained roads, trains, and waterways substantially limit economic productivity. Similar infrastructure investment opportunities exist in other major economies around the world.

Infrastructure is not only an essential part of healthy and productive communities and economies today but is also one of the most important areas of investment for addressing the challenges of tomorrow. Challenges around climate change, communication, healthcare and urbanization may be addressed through major public and private investment in infrastructure. It is estimated that the world needs approximately $94 trillion of infrastructure investment to support population growth, urbanization, and refurbishments through 2040.8 We believe this substantial need for infrastructure investment is driven by the overall growth of the global economy and by a number of global, secular trends, such as:

Digitalization: Connectivity and data consumption have become essential to everyday life and are fundamental to global economic activity and growth. Data is the core currency of the digital economy, and its consumption continues to grow exponentially, which drives and sustains the need to invest in areas such as mobile towers, data centers, fiber optics and digital services.

●

Mobile Towers: Telecommunications infrastructure, or wireless and cellular infrastructure, connects all facets of economic activity. A societal desire for mobility is driving wireless carriers to build denser networks in order to meet speed and capacity demands, which in turn require new cell sites, more equipment, more fiber, and higher bandwidth connectivity.

●

Data Centers: Rapid growth in the demand for data consumption and storage is driving an expansion of data centers worldwide. The Internet of Things (IoT), online gaming, 5G connectivity, autonomous driving capabilities, big data analytics, among others, are key trends driving the need for more reliable, energy-

8 Global Infrastructure Outlook: Infrastructure Investment Needs, June 2018.

efficient and secure data storage. The amount of data created, captured, copied and consumed globally is expected to double in size by 2026.[9] Modern data centers are rapidly evolving from centralized, on-premise facilities managed by IT departments to hyperscale data centers hosting public cloud services. While investments in data centers require regional strategies, we believe the need for additional data center investment is nearly universal.

●

Fiber Optics: Only 63% of the world’s population is connected to the internet.[10] As a result of the large unconnected populations, there is significant growth opportunity and investment potential in expanding internet access and increasing adoption, as well as the need to upgrade existing connections to improve reliability and speed. Estimates suggest that the total attainable market size of connecting the next four billion people is upwards of $300 billion annually.[11] Building out the fiber optic networks will require substantial investment from private companies.

Decarbonization: The importance of decarbonization has emerged as an essential part of the global economy and will require substantial investment in decarbonization technology.

●

Renewable Energy Transition: The global energy mix is shifting from fossil fuels to renewables. There is an abundance of both public and private organizations with a commitment to decarbonize the economy or “reach net zero” by 2050. This will require substantial investments in physical infrastructure assets including clean and renewable energy systems such as wind, solar and hydro, energy efficiency, energy storage, clean transportation, green building systems, waste management and recycling, sustainable agriculture and aquaculture along with systems and technology to enable support for biodiversity and ecosystems.

●

Electrification Revolution: The electrification trend could be one of the biggest growth opportunities in the industrial economy in light of the number of areas that may need to be developed, expanded or modernized. Within two decades, cars, buildings and systems will use clean electricity backed by renewable energy sources. With several new electrification themes converging, residential, commercial and municipal markets may need to revamp their outdated systems, store energy and modernize power grids.

●

Internet of Things (“IoT”): To increase infrastructure and capacity, while decreasing carbon emissions in cities, we believe that a paradigm shift will occur. Cities will likely use digitization and wireless technology to operate smarter, producing and distributing energy more efficiently and prioritizing renewable energy. By leveraging IoT, municipal assets can be monitored in real-time and controlled remotely, residents can actively track their energy consumption, for example through smart metering infrastructure, and cities can control when and where power is needed.

Demographics: We believe that a substantial portion of U.S. infrastructure is in a state of disrepair, due to years of underinvestment and changing urbanization trends. Suburbs, medium-sized cities, and even small towns are experiencing significant growth, straining already limited budgets and policymakers are looking to private investment to build and repair critical infrastructure.

●

Growing Population: By the year 2050, the global population is expected to increase by another 20%, to more than 9.7 billion people.[12] An increasing population is likely to increase demand for services, increase infrastructure usage, expand seasons of consumption for certain goods and services and decrease available downtime for maintenance and repairs. The need to accommodate this increase in the global population will drive substantial investment in new and existing infrastructure.

●

Urbanization: We believe that continued urbanization in advanced economies will be one of the biggest drivers of infrastructure spending over the next few decades. According to the World Economic Forum, [13] more than half the global population lives in cities, a figure that is expected to rise to 80% by 2050. Rising

9 Worldwide IDC Global Data Sphere Forecast, 2022–2026: Enterprise Organizations Driving Most of the Data Growth, May 2022.

10 We Are Social: More Than 5 million People Now Use the Internet, 4/27/2022.

11 USAID: Barriers to Investing in Last-Mile Connectivity, May 2020.

12 United Nations: Department of Economic and Social Affairs, 2017.

[13]	World Economic Forum: Cities and Urbanization, 4/26/2022.

urban migration and the continued expansion of mega cities globally may require sustained infrastructure investment in railroads, highways, bridges, ports, airports, water, power, energy and telecommunications.

●

Changing Generational Preferences: Younger generations often have different expectations for infrastructure than older citizens. Support for mass transit and public transportation is often as much as 10% higher among Millennials than Baby Boomers. Millennials also plan to monitor their consumption more closely and hope to adopt new energy products and services, including renewable sources like solar and wind. Changing generational preferences should have a substantial influence over future decisions to not only modernize transportation systems and utilities but also incentivize their use.

Investment Types

The Fund intends to make investments in equity and debt interests in Infrastructure Assets through the various investment types described below.

Secondary Investments

Secondary Investments typically refer to investments in either individual operating companies, projects or properties and existing private investment funds through the acquisition of an existing interest by one investor from another in a negotiated transaction. In so doing, the buyer will acquire the existing interest and take on any future funding obligations in exchange for future returns and distributions. Secondaries include the growing general partner led secondary market, which has evolved toward strip sales and continuation vehicles with general partners structuring a vehicle that allows for continued participation in the growth of the remaining assets, or a specific asset, beyond a fund’s traditional exit time frame.

Secondary Investments may be acquired at a discount to the Investment Fund’s NAV. As a result, Secondary Investments acquired at a discount may result in unrealized gains at the time the Fund next calculates its daily NAV. Because Secondary Investments are generally made when a Primary Investment is three-to-seven years into its investment period and has deployed a significant portion of its capital into portfolio companies, these investments are viewed as more mature. Since its inception, the Firm has invested in Secondary Investments that were 70-75% deployed on average. Thus, they are not typically expected to exhibit the initial decline in NAV associated with primaries and may reduce the impact of the “J-Curve” associated with private markets investing.

Open-Ended Funds typically refer to investments in evergreen or long duration structures, where the interest of one or multiple investors is acquired by another investor, or an interest is acquired by an investor through the provision of growth capital, in both cases typically at NAV. For the purposes of the Fund strategy, Open-Ended Funds are considered Secondary Investments, given they are, similarly, the acquisition of an interest in what is typically a mature portfolio, and all, or the majority, of capital is deployed at the time of investment, and therefore the impact of the “J-Curve” is expected to be mitigated. There can be no assurance that any or all Secondary Investments made by the Fund will exhibit this pattern of investment returns, and realization of later gains is dependent upon the performance of each Investment Fund’s portfolio investments.

The market for purchasing Investment Funds on the secondary market may be very limited and competitive, and the strategies and Investment Funds to which the Fund wishes to allocate capital may not be available for secondary investment at any given time. Purchases of Investment Funds on the secondary market may be heavily negotiated and may create additional transaction costs for the Fund.

The secondary market continues to evolve and expand. Secondaries may include various structures by which the Fund gains exposure to the private markets including those described above and others that share some of the same characteristics. The Fund may invest in the equity or debt of structured transactions such as collateralized fund obligations or similar investment vehicles (“CFOs”) that own existing funds and co-investments. The Fund may also invest in open-end or closed-end funds and similar investment vehicles, which may be evergreen funds with existing assets at the time of the Fund’s investment.

Co-Investments

Co-Investments involve directly acquiring an equity or debt interest in an operating company, project or property generally alongside an investment by an Investment Manager or another Investment Manager that leads the transaction. Co-Investments are generally structured such that the lead and co-investors collectively hold a controlling interest of the operating company, project or property. Capital committed to a Co-Investment is typically invested immediately, mitigating J-Curve and creating a more predictable cash flow dynamic, but equity Co-Investments may also involve a commitment to fund additional capital under certain circumstances.

Primary Investments

Primary Investments, or “primaries,” refer to investments in newly established private market funds that are early in their lifecycle and have typically not yet begun investing. Primary investments are made during an initial fundraising period in the form of capital commitments, which are then called down by the Fund and utilized to finance its investments in portfolio companies during a predefined period. A private markets fund’s NAV will typically exhibit a “J-Curve,” undergoing a decline in the early portion of the fund’s lifecycle as investment-related expenses and fees accrue prior to the realization of investment gains from portfolio investments, with the trend typically reversing in the later portion of the fund’s lifecycle as portfolio investments are sold and gains from investments are realized and distributed. There can be no assurance that any or all primary investments made by the Fund will exhibit this pattern of investment returns and realization of later gains is dependent upon the performance and disposition of each Primary Investment’s portfolio investments. Real asset and private equity Primary Investments typically range in duration from ten-to-twelve years, including extensions, while private debt primary investments typically range in duration from eight-to-ten years. Underlying investments in portfolio investments generally have a three-to-six-year range of duration with potentially shorter periods for private debt or longer for infrastructure investments.

Primary Investments are generally closed-end funds and only accept new investments during a finite period. Typically, Investment Managers will not launch new funds more frequently than every two-to-four years. Market leaders generally offer multiple primary investments each year, but they may not offer funds within a given geography or that pursue a certain strategy in any particular year. Accordingly, many funds managed by top-tier private market firms will be unavailable for a primary investment at any given time. Because of the limited timeframe of opportunity for investment in any given fund, having a well-established relationship with an Investment Manager is critically important for primary investors.

Primary Investments includes Seasoned Primaries, which are made later in an Investment Fund’s lifecycle than typical primaries, these investments, like secondaries, may receive earlier distributions, and the investment returns from these investments may exhibit less of a delayed cash flow and return “J-Curve” than other Primary Investments. In addition, Seasoned Primaries may enable the Fund to deploy capital more readily with less blind pool risk than investments in typical primaries.

General Due Diligence

StepStone uses a range of resources to identify and source promising Infrastructure Assets. StepStone’s investment approach is based on the extensive diligence conducted by its research professionals while leveraging the capabilities of the entire StepStone organization and its potential access to superior information.

StepStone focuses on identifying opportunities at the intersection of high-quality opportunities, Investment Manager expertise and the Firm’s informational advantage. StepStone will assess the relative attractiveness of different strategies, sectors and geographies based on durable investment themes that it believes will outperform over the Fund’s long-term investment horizon. Shorter-term opportunistic allocations will also be utilized to seek to capitalize on near-term market trends.

The due diligence process is driven by StepStone’s entire global team, which meets bi-weekly to review, prioritize and analyze investment opportunities. Investment review typically involves a contribution from StepStone’s sector experts, Investment Manager and/or Investment Manager coverage teams and the assigned deal team. Once a deal has been identified as a potential transaction, the deal team summarizes the opportunity in a report. Each report is reviewed, and the team prioritizes the opportunity accordingly. StepStone’s investment committee, which composes of senior investment professionals responsible for making final investment approvals and ensuring that there is consistency across investment decisions and client portfolios, will conduct a detailed review of each investment that has advanced into the due diligence stage, with the due diligence report serving as a framework for these discussions.

Through this process, StepStone can identify the most attractive opportunities and focus their resources on the most promising transactions

The Fund’s investment due diligence process generally is expected to include these elements:

Secondary Investments

●	Independent financial modeling on an asset-by-asset basis (each underlying portfolio company), where applicable, to validate both projected multiple and internal rate of return assumptions.

●	Research and analysis of the assets, sectors and strategies related to the Investment Fund, and the effect on underlying portfolio positions.

●

Assessment of the managerial capability of the Investment Manager and the quality of the Investment Fund, including the Investment Manager’s ability and bandwidth for managing the existing portfolio towards liquidity.

●	ESG and Operational Due Diligence.

Co-Investments

●	Independent financial modeling as a means of testing and validating the business plan assumptions and projections, exit returns and valuations.

●

Comparative analysis through review and the assigning of a risk score, considering key quantitative and qualitative risk factors including, but not limited to, regulatory risk, technology risk and market risk.

●	Industry research (including evaluation of market size, potential growth and competitive dynamics).

●	Assessment of the Investment Manager’s suitability for the investment and the managerial capability and depth at the underlying asset level.

●	ESG and Operational Due Diligence.

Primary Investments

●

Evaluation of the Investment Manager’s experience and resources to establish their ability to implement its investment strategy, through team, platform and performance assessments, discussions with third party references (including the Investment Manager community, limited partner community, and portfolio company founders), Investment Manager interviews, and other fund manager meetings.

●	Evaluation of the proposed investment strategy for appropriateness to the investment environment.

●	Detailed review of the Investment Managers prior track record, including individual investment partner level attribution, and projection modeling for historical funds.

●	Assessment of operational support and bandwidth for managing the existing portfolio.

●	ESG and Operational Due Diligence.

●	Evaluation of fund terms with a particular focus on alignment of interests between the Investment Manager and limited partners.

For each transaction, the assigned investment team gathers and reviews available information on the historical track record and all underlying assets. To facilitate this process, StepStone utilizes the SPI platform, which tracks over 16,000 general partners across 42,000 Investment Funds garnered from the over 4,700 annual Investment Manager meetings the Firm holds per year. This database is populated with information StepStone has gathered from Investment

Manager partner meetings, due diligence materials, quarterly reports, annual meetings, marketing materials and other sources. Through these sources, StepStone believes that it has access to significantly more information than most investors and provides a distinctive advantage when evaluating a potential investment.

The Advisers also continue to monitor the assets by meeting with Investment Managers, attending annual meetings, serving on portfolio companies’ investment boards, reviewing financial reports and meeting with portfolio companies’ management teams. Based on these interactions, the Advisers will periodically update expectations of return and liquidity of each asset of the Fund.

ESG Due Diligence

As demonstration of its commitment to responsible investing (“RI”), the Firm became a signatory to the United Nations Principles for Responsible Investment (“UN PRI”) in 2013, adopted a responsible investment policy (“Responsible Investment”) in 2014 and joined the Task Force on Climate-related Financial Disclosures (“TCFD”) in 2019. The Firm’s RI policy is approved by the (“RI Committee”) under delegated authority from the Board of the Firm. It is enforced by the Firm’s Investment Committees (“Investment Committee” or “IC”) and applies to the Firm’s various private markets asset classes and investment strategies. This policy encompasses a comprehensive assessment at both the general partner and asset level of non-financial factors across environmental, social, governance dimensions. The Firm’s RI Policy is available upon request.

Process Overview. The Firm has fully integrated an RI process into its investment due diligence and decision-making across all asset classes and strategies at the Firm. Every investment due diligence conducted by the Firm undergoes an ESG evaluation at multiple levels. Each investment memo presented to the relevant Investment Committee must contain a dedicated RI section that has been completed by the investment due diligence team, with the disclosure and analysis approved by the RI Committee. Investments may fail to progress as a result of ESG considerations at varied points in the process, including at the Investment Committee. Post-investment, the Firm also seeks engagement with investment managers to advocate for and support their ESG process improvements as well as their specific RI initiatives with respect to individual assets and positioning them for exit. The Firm seeks to be engaged on RI issues where it has a board seat or limited partner advisory committee membership.

Responsible Investment Integrated in the Due Diligence Process. The Firm’s has established an RI due diligence process that applies across the Firm tailored for each asset class and strategy (i.e., private equity, real estate, private credit and infrastructure, along with a distinct approach for co-investments and secondaries). This RI due diligence is integrated into the Firm’s investment due diligence process and sits alongside the Firm’s comprehensive operational due diligence process. The Firm’s teams evaluate each fund manager and/or investee company on their RI policy, implementation and monitoring framework using a variety of tools from its due diligence questionnaire and onsite interviews, to reference checking and evaluation of the historical track record at the general partner and at the asset level where relevant. For the final Investment Committee materials, investment teams include a comprehensive ESG analysis, which includes specific examples from the manager’s investment process and portfolio. The Firm has been utilizing an RI general partner scorecard since 2018. In May 2019, this scorecard became a mandatory component of all primary fund underwriting across all asset classes. The ESG score focuses on (i) commitment, (ii) accountability, (iii) investment process, from screening through ownership, (iv) training, and (v) reporting and transparency. Specific information is collected and analyzed with regard to climate, modern slavery, and diversity through the scoring process for all investments. With regard to infrastructure investments, there is a specific focus on environmental considerations and labor practices, among other topics. These topics are incorporated into the investment decision process, ongoing monitoring and management of investments but are not solely determinative of investment decisions. As a result, the Fund may make investments that do not have favorable ESG characteristics or high ESG ratings.

Portfolio Allocation

In allocating the Fund’s capital, the Advisers will seek to maximize the risk adjusted returns to the Shareholders. The overall portfolio construction seeks to achieve targeted returns while also being able to provide 5% quarterly liquidity, and also minimizing volatility for investors. Capital is allocated within differing types of infrastructure investments to optimize risk, return, volatility, correlation and liquidity using equity and debt investments with varying levels of duration. Portfolio allocations are achieved through using a combination of Secondary Investments, Co-Investments and Primary Investments. Existing and new investments are dynamically evaluated to assess the blended risk, return and liquidity profile of the Fund.

In allocating the Fund’s capital, the Advisers will seek to use the resources and capabilities they have assembled to build a diversified portfolio of investments that will seek to mitigate the effects of the J-Curve to maximize risk adjusted returns to the Shareholders. Portfolio construction is the first level of the risk management process. At a high level, the planning for portfolio construction is intended to consider medium- to long-term secular and macroeconomic risks, and how they are likely to impact the infrastructure market. A fundamental premise of the Fund’s investment strategy is to prioritize a proactive sourcing approach for all forms of Infrastructure Assets, driven by a thoughtful portfolio construction plan.

The projected asset allocation targets reflect the current assessment of sub-sectors within the context of an appropriately diversified portfolio. Over shorter periods, the portfolio composition may reflect the allocation of capital more opportunistically in accordance with the Fund’s investment objectives. The Advisers currently expect that the Fund’s asset allocation will tilt more heavily toward Secondary Investments and Co-Investments.

Asset Allocation Targets

Investment Type	Target Range
Secondary Investments	40-80%
Co-Investments	20-50%
Primary Investments	0-10%

Asset Class	Target Range
Infrastructure Assets	90-100%
Other Assets	0-10%

Geographic Region	Target Range
North America	40-70%
Europe	20-50%
Rest of World	5-15%

The Fund’s assets will be global, although the Fund expects to invest principally in North America-domiciled and European-domiciled investments. Over time, the Fund may have exposure to developing or emerging markets. There can be no assurance that all investment types will be available, will be consistent with the Fund’s investment objectives, will satisfy the Advisers’ pricing and due diligence considerations or will be selected for the Fund.

While the Fund will actively pursue Co-Investments, the Fund’s allocations to Investment Funds may be made in the form of capital commitments which are called down by an Investment Fund over time. Thus, in general, the Fund’s private markets allocation will consist of both funded and unfunded commitments. Only the funded private market commitments are reflected in the Fund’s NAV. Over time, the allocation ranges and commitment strategy may be adjusted based on the Advisers’ analysis of the private markets, the Fund’s existing portfolio at the relevant time, and other pertinent factors.

The Firm’s Allocation Policy

Allocation decisions may arise when there is more demand from the Fund and other clients of the Firm for a particular investment opportunity, such as the capacity in an Investment Fund or a Co-Investment, than supply. The Firm employs an allocation policy designed to ensure that all of its clients will be treated fairly and equitably over time. The Fund’s portfolio manager has discretion to lower the allocation as appropriate for portfolio construction purposes.

With respect to Primary Investments, the Firm uses its best efforts to defer the allocation decision to the relevant Investment Manager, mitigating the potential conflict. With regard to secondary purchases of Investment Funds, the Firm typically manages the allocation of the transactions across its clients. Under the Firm’s allocation policy, if clients are similarly situated, considering all relevant facts and circumstances, allocations will be made pro rata based on the deployment pace for each client determined in accordance with the Firm’s standard operational processes and specified in each client’s annual portfolio plan. Allocation of Co-Investments is a hybrid of the Firm’s approach on Investment Funds; in certain cases, Co-Investments are allocated by the Investment Manager leading the transaction, while in others, the Firm has the ability to allocate the transaction across its clients, in which case the allocation method outlined with respect to secondaries is used. Due to these processes, the Firm does not believe there is a material risk of a conflict arising in the area of allocations that would disadvantage the Fund relative to another client. With respect to evergreen funds such as the Fund, the Firm may evaluate the deployment pace, investment budget and portfolio plan of such client more frequently than annually.

Importantly, the Firm’s allocation process is managed independently by the Finance team and ratified by the Firm’s Legal and Compliance department.

Leverage

In the near term, leverage may be used to provide the Fund with temporary liquidity to acquire investments in advance of the Fund’s receipt of proceeds from the realization of other assets or additional sales of Shares.

The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This requirement means that the value of the investment company’s total indebtedness may not exceed one third the value of its total assets (including the indebtedness). The 1940 Act also requires that dividends may not be declared if this Asset Coverage Requirement is breached. The Fund’s borrowings will at all times be subject to the Asset Coverage Requirement.

The Fund’s assets may also utilize leverage in their investment activities. Borrowings at the individual investment level are not subject to the Asset Coverage Requirement. Accordingly, the Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain assets and the volatility of the value of Shares may be great, especially during times of a “credit crunch” and/or general market turmoil, such as that experienced during late 2008 or the current global pandemic. In general, the use of leverage by the Fund’s assets may increase the volatility of their values and of the value of the Shares. See “Types of Investments and Related Risks — Investment Related Risks — Leverage Utilized by the Fund.”

TYPES OF INVESTMENTS AND RELATED RISKS

General

The value of the Fund’s total net assets may be expected to fluctuate in response to fluctuations in the value of the Infrastructure Assets in which the Fund invests. Discussed below are the investments generally made by Investment Funds and the principal risks that the Advisers and the Fund believe are associated with those investments. These principal risks will, in turn, have an effect on the Fund. In addition, the Fund may also make these types of investments pending the investment of assets in Infrastructure Assets or to maintain the liquidity necessary to effect repurchases of Shares. When the Fund takes a defensive position or otherwise makes these types of investments, it may not achieve its investment objectives.

Principal Investment Related Risks

General Economic and Market Conditions. The value of the Fund’s total net assets should be expected to fluctuate. To the extent that the Fund’s portfolio is concentrated in securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased. The use of leverage is likely to cause the Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

An investment in the Fund involves a high degree of risk, including the risk that the Shareholder’s entire investment may be lost. The Fund’s performance depends largely upon the Advisers’ selection of Infrastructure Assets, the allocation of offering proceeds thereto and the performance of the Infrastructure Assets. The Fund’s investment activities involve the risks associated with private market investments generally. Risks include adverse changes in national or international economic conditions, adverse local market conditions, the financial conditions of portfolio companies, changes in the availability or terms of financing, changes in interest rates, exchange rates, corporate tax rates and other operating expenses, environmental laws and regulations, and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of certain industries or the availability of purchasers to acquire companies, and dependence on cash flow, as well as acts of God, uninsurable losses, war, terrorism, earthquakes, hurricanes or floods and other factors which are beyond the control of the Fund or the Private Market Assets. Unexpected volatility or lack of liquidity, such as the general market conditions that had prevailed in 2008, could impair the Fund’s profitability or result in its suffering losses.

No Operating History. The Fund is a newly formed non-diversified, closed-end management investment company with no performance history that Shareholders can use to evaluate the Fund’s investment performance. The initial operating expenses for a newly formed fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. In addition, Infrastructure Assets may, in some cases, be newly organized with limited operating histories upon which to evaluate their performance.

Closed-end Interval Fund. The Fund is a non-diversified, closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors. The Fund is not intended to be a typical traded investment. There is no secondary market for the Fund’s Shares and the Fund expects that no secondary market will develop in the foreseeable future. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies, commonly known as mutual funds, in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, you may not be able to sell your Shares when and/or in the amount that you desire.

Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Fund is competitive and involves a high degree of uncertainty. The availability of investment opportunities generally is subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to fully invest its subscriptions.

Similarly, identification of attractive investment opportunities by Investment Managers is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by an Investment Manager, it may not be permitted to take advantage of the opportunity to the fullest extent desired. Other investment vehicles sponsored, managed or advised by the Advisers and their affiliates may seek investment opportunities similar to those the Fund may be seeking. The Advisers will allocate fairly between the Fund and such other investment vehicles any investment opportunities that may be appropriate for the Fund and such other investment vehicles. See “Conflicts of Interest — The Advisers.”

Leverage Utilized by the Fund. The Fund may borrow money in connection with its investment activities and to otherwise provide the Fund with liquidity — i.e., the Fund may utilize leverage. Specifically, the Fund may borrow money through a credit facility or other arrangements to fund investments in Infrastructure Assets up to the limits of the Asset Coverage Requirement. Leverage may be used to provide the Fund with temporary liquidity to acquire investments in advance of the Fund’s receipt of proceeds from the realization of other assets or additional sales of Shares. The Fund is expected to enter into the credit agreement for such purposes. See “Investment Program—Leverage.”

The use of leverage is speculative and involves certain risks. Although leverage will increase the Fund’s investment return if the Fund’s interest in an asset purchased with borrowed funds earns a greater return than the interest expense the Fund pays for the use of those funds, the use of leverage will decrease the return on the Fund if the Fund fails to earn as much on its investment purchased with borrowed funds as it pays for the use of those funds. The use of leverage will in this way magnify the volatility of changes in the value of an investment in the Fund, especially in times of a “credit crunch” or during general market turmoil, such as that experienced during late 2008. The Fund may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender to the Fund may terminate or refuse to renew any credit facility into which the Fund has entered. If the Fund is unable to access additional credit, it may be forced to sell its interests in Investment Funds at inopportune times, which may further depress the returns of the Fund.

The 1940 Act’s Asset Coverage Requirement requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the investment company’s total indebtedness may not exceed one third of the value of its total assets (including the indebtedness). The 1940 Act also requires that dividends may not be declared if this Asset Coverage Requirement is breached. The Fund’s borrowings will at all times be subject to the Asset Coverage Requirement.

Private Equity Investments. Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in an operating company (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments, although the Fund may also invest directly in an operating company as a lead investor or syndicate partner to an Investment Manager. The investments held by Investment Funds and Primary Investments made by the Fund involve the same types of risks associated with an investment in any operating company. However, securities of private equity funds, as well as the underlying companies these funds invest in, tend to be more illiquid, and highly speculative. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity funds to obtain the required financing or reducing their expected rate of return.

The regulatory environment for private investment funds continues to evolve, and changes in the regulation of private investment funds may adversely affect the value of the Fund’s investments and the ability of the Fund to implement its investment strategy (including the use of leverage). The financial services industry generally and the activities of private investment funds and their investment advisers, in particular, have been the subject of increasing legislative and regulatory scrutiny. Such scrutiny may increase the Fund’s and/or the Advisers’ legal, compliance, administrative and other related burdens and costs as well as regulatory oversight or involvement in the Fund and/or the Advisers’ business. There can be no assurances that the Fund or the Advisers will not in the future be subject to regulatory review or discipline. The effects of any regulatory changes or developments on the Fund may affect the manner in which it is managed and may be substantial and adverse.

Investments in the Debt Securities of Small or Middle-Market Portfolio Companies. Our investments may consist of loans to small and/or less well-established privately held companies. While smaller private companies may have potential for rapid growth, investments in private companies pose significantly greater risks than investments in public companies. For example, private companies:

●	have reduced access to the capital markets, resulting in diminished capital resources and the ability to withstand financial distress;

●

may have limited financial resources and may be unable to meet their obligations under their debt securities, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of realizing any guarantees that may have obtained in connection with the investment;

●

may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

●

generally, are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a portfolio company and, in turn, on the Investment Fund that has invested in the portfolio company; and

●

generally, have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

Investments in smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies because they may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than those of larger, more established companies, as these securities typically are less liquid, traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. In addition, when selling large positions in small capitalization securities, the seller may have to sell holdings at discounts from quoted prices or may have to make a series of small sales over a period of time. Further, smaller capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations or may have difficulty in repaying any loans.

In addition, investments in private companies tend to be less liquid. The securities of many of the companies in which we invest are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors only. Such securities may be subject to legal and other restrictions on resale. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. As a result, the relative lack of liquidity and the potential diminished capital resources of target portfolio companies may affect our investment returns.

Infrastructure Sector Risk. The Fund will invest, directly or indirectly, in infrastructure. Because the Fund concentrates (i.e., invests more than 25% of its assets) its investments in Infrastructure Assets, the Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. Infrastructure Assets may be subject to a variety of risks, not all of which can be foreseen or quantified, including: (i) the burdens of ownership of infrastructure: (ii) local, national and international political and economic conditions; (iii) the supply and demand for services from and access to infrastructure; (iv) the financial condition of users and suppliers of Infrastructure Assets; (v) changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of Infrastructure Assets difficult or impracticable; (vi) changes in regulations, planning laws and other governmental rules; (vii) changes in fiscal and monetary policies; (viii) under-insured or uninsurable losses, such as force majeure acts and terrorist events; (ix) reduced investment in public and private infrastructure projects; and (x) other factors which are beyond the reasonable control of the Fund. Many of the foregoing factors could cause fluctuations in usage, expenses and revenues, causing the value of investments to decline and a material adverse effect on an Investment Fund’s or Co-Investment’s performance.

Specific Infrastructure Assets in which the Fund invests may be subject to the following additional risks:

●

Communication infrastructure companies are subject to risks involving changes in government regulation, competition, dependency on patent protection, equipment incompatibility, changing consumer preferences, technological obsolescence and large capital expenditures and debt burdens.

●

Energy infrastructure companies are subject to adverse changes in fuel prices, the effects of energy conservation policies and other risks, such as increased regulation, negative effects of economic slowdowns, reduced demand, cleanup and litigation costs as a result of environmental damage, changing and international politics and regulatory policies of various governments. Natural disasters or terrorist attacks damaging sources of energy supplies will also negatively impact energy infrastructure companies.

●

Social infrastructure companies/issuers are subject to government regulation and the costs of compliance with such regulations and delays or failures in receiving required regulatory approvals. The enactment of new or additional regulatory requirements may negatively affect the business of a social infrastructure company.

●

Transportation infrastructure companies can be significantly affected by economic changes, fuel prices, labor relations, insurance costs and government regulations. Transportation infrastructure companies will also be negatively impacted by natural disasters or terrorist attacks.

●

Utilities company revenues and costs are subject to regulation by states and other regulators. Regulatory authorities also may restrict a company’s access to new markets. Utilities companies may incur unexpected increases in fuel and other operating costs. Utilities companies are also subject to considerable costs associated with environmental compliance, nuclear waste clean-up and safety regulation.

Real Estate Investments. The Fund will invest, directly or indirectly, in real estate. The decline in the broader credit markets following the market turmoil in 2008 related to the sub-prime mortgage dislocation caused the global financial markets to become more volatile and the United States real estate market was dramatically impacted as a result. Future dislocations in the real estate credit markets with the broad-based stress in the global real estate industry could create a difficult operating environment for owners of real estate in the near term and investors should be aware that the general risks of investing in real estate may be magnified.

Real estate is subject to risks associated with the ownership of real estate, including (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.

There are also special risks associated with particular real estate sectors, or real estate operations generally, as described below:

●

Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

●

Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

●	Industrial Properties. Industrial properties are affected by the overall health of the economy and other factors such as downturns in the manufacture, processing and shipping of goods.

●

Hospitality Properties. The risks of hotel, motel and similar hospitality properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

●

Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

●

Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage interest rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

●

Residential Properties. Residential properties can be significantly affected by the national, regional and local real estate markets. This segment of the real estate industry also is sensitive to interest rate fluctuations which can cause changes in the availability of mortgage capital and directly affect the purchasing power of potential homebuyers. Thus, residential properties can be significantly affected by changes in government spending, consumer confidence, demographic patterns and the level of new and existing home sales.

●

Shopping Centers. Shopping center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases, a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss, including the loss of revenue from smaller tenants with co-tenancy rights. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

●

Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.

Other factors may contribute to the risk of real estate investments:

●

Development Issues. Real estate property development creates exposure to risks, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.

●

Lack of Insurance. Real estate investments may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the real estate investments could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect the Fund’s investment performance.

●

Dependence on Tenants. The value of real estate investments’ properties and the ability of these investments to make distributions to their shareholders depends upon the ability of the tenants at the properties to generate enough income in excess of their tenant operating expenses to make their lease payments. Changes beyond the control of the real estate investments may adversely affect their tenants’ ability to make their lease payments and, in such event, would substantially reduce both their income from operations and ability to make distributions that directly or indirectly impact the Fund.

●	Financial Leverage. Real estate investments may be highly leveraged and financial covenants may affect the ability of real estate investments to operate effectively.

●

Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a real estate investment may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such real estate investment and, as a result, the amount available to make distributions on shares of the Fund could be reduced.

Energy Sector Risk. The Fund’s assets may include energy sector investments, thereby exposing the Fund to risks associated with this sector. Increases or decreases in the commodity supply or demand and resulting changes in pricing related to natural gas, natural gas liquids, crude oil, coal or other energy commodities, may have a significant impact on the assets focused on this sector. Additionally, the energy sector is a highly regulated industry both domestically and internationally which can also have a material impact on the investments in this sector. Other factors that may adversely affect the value of securities of companies in the energy sector include operational risks, challenges to exploration and production, competition, inability to make accretive acquisitions, significant accident or event that is not fully insured at a company, natural depletion of reserves, and other unforeseen natural disasters.

Energy sector investments are affected by worldwide energy prices and costs related to energy production. These investments may have significant operations in areas at risk for natural disasters, social unrest and environmental damage. These investments may also be at risk for increased government regulation and intervention, energy conservation efforts, litigation and negative publicity and perception.

Utilities Sector. The Fund’s assets may include utilities sector investments, thereby exposing the Fund to risks associated with this sector. Rates charged by traditional regulated utility companies are generally subject to review and limitation by governmental regulatory commissions, and the timing of rate changes will adversely affect such companies’ earnings and dividends when costs are rising. Other factors that may adversely affect the value of securities of companies in the utilities sector include interest rate changes, supply and demand fluctuations, technological developments, natural resources conservation, and changes in commodity prices, which may be caused by supply and demand fluctuations or other market forces.

Special Situations and Distressed Investments. We may, directly or indirectly, invest in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. There is no assurance that we or an Investment Manager will correctly evaluate the value of the assets securing these debt investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to such companies, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the original investment and/or may be required to accept payment over an extended period of time. Troubled company investments and other distressed asset-based investments require active monitoring.

Venture Capital and Growth Equity. We may invest in venture capital and growth equity. Venture capital is usually classified by investments in private companies that have a limited operating history, are attempting to develop or commercialize unproven technologies or implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses.

Growth equity is usually classified by investments in private companies that have achieved product-market fit but may still need capital to achieve the desired level of scale before having access to the public markets for financing. As a result of the risks associated with advancing the company’s growth plan, investors can expect a higher return than might be available in the public markets, but also need to recognize the business and financial risks that remain in advancing the company’s commercial aspirations. For both venture capital and growth equity companies, the risks are generally greater than the risks of investing in public companies that may be at a later stage of development.

Agriculture and Forestry Sector Risk. Investments in agriculture/farmland are subject to various risks, including adverse changes in national or international economic conditions, adverse local market conditions, adverse natural conditions such as storms, floods, drought, windstorms, hail, temperature extremes, frosts, soil erosion, infestations and blights, failure of irrigation or other mechanical systems used to cultivate the land, financial conditions of tenants, marketability of any particular kind of crop that may be influenced, among other things, by changing consumer tastes and preferences, import and export restrictions or tariffs, casualty or condemnation losses, government subsidy or production programs, buyers and sellers of properties, availability of excess supply of property relative to demand, changes in availability of debt financing, changes in interest rates, real estate tax rates and other operating expenses, environmental laws and regulations, governmental regulation of and risks associated with the use of fertilizers, pesticides, herbicides and other chemicals used in commercial agriculture, zoning laws and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of properties, risk due to dependence on cash flow, as well as acts of God, uninsurable losses and other factors which are beyond the control of the Fund or an Investment Fund.

In addition, the forestry and timber industry is highly cyclical and the market value of timber investments is strongly affected by changes in international economic conditions, interest rates, weather cycles, changing demographics, environmental conditions and government regulations, among other factors. For example, the volume and value of timber that can be harvested from timberlands is limited by natural disasters, fire, volcanic eruptions, insect infestation, disease, ice storms, windstorms, flooding and other events and weather conditions and changes in climate conditions could intensify the effects of any of these factors. Many companies in the timber and forestry industry do not insure against damages to their timberlands. This industry is also subject to stringent U.S. federal, state and local environmental, health and safety laws and regulations. Significant timber deposits are located in emerging markets countries where corruption and security may raise significant risks.

Financial Institutions Risk. Financial institutions in which the Fund may invest, directly or indirectly, are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds and can fluctuate significantly when interest rates change.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to a Fund and issuers in which it invests. For example, if a bank in which the Fund or issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

Geographic Concentration Risks. Our investments may be concentrated in specific geographic regions. This focus may constrain the liquidity and the number of portfolio companies available for investment. In addition, our investments will be disproportionately exposed to the risks associated with the region of concentration.

Emerging Markets. We may invest, directly and indirectly, in companies located in emerging industrialized or less developed countries or that derive their revenues principally from such countries. Risks particularly relevant to such emerging markets may include greater dependence on exports and the corresponding importance of international trade, higher risk of inflation, more extensive controls on foreign investment and limitations on repatriation of invested capital, increased likelihood of governmental involvement in, and control over, the economies, decisions by the relevant government to cease its support of economic reform programs or to impose restrictions, and less established laws and regulations regarding fiduciary duties of officers and directors and protection of investors.

China is an emerging market and has demonstrated significantly higher volatility from time to time in comparison to developed markets. Investments in Chinese securities, including certain Hong Kong-listed and U.S.-listed securities, subject the Fund to risks specific to China. These risks include: (i) the risk of more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in liquidity risk, price volatility, greater market execution risk, and valuation risk; (ii) the risk of currency fluctuations, currency non-convertibility, currency revaluations and other currency exchange rate fluctuations or blockage; (iii) the risk of intervention by the Chinese government in the Chinese securities markets; (iv) the risk of nationalization or expropriation of assets; (v) the risk that the Chinese government may decide not to continue to support economic reform programs; (vi) the risk of limitations on the use of brokers; (vii) the risk of interest rate fluctuations and higher rates of inflation; (viii) the risk that the U.S. government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as the Fund) from investing in certain Chinese issuers; and (ix) the risk of market volatility caused by any potential regional or territorial conflicts, including military conflicts, or natural or other disasters. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. It is unclear whether further tariffs and sanctions may be imposed or other escalating actions may be taken in the future, which could negatively impact the Fund. In addition, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund may invest. As a result of different legal standards, the Fund faces the risk of being unable to enforce its rights with respect to holdings in Chinese securities and the information about the Chinese securities in which the Fund may invest may be less reliable or complete. Chinese companies with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which could significantly decrease the liquidity and value of the securities.

Sector Concentration. We may invest in an Investment Fund that concentrates its investments in specific industry sectors. This focus may constrain the liquidity and the number of portfolio companies available for investment by an Investment Fund. In addition, the investments of such an Investment Fund will be disproportionately exposed to the risks associated with the industry sectors of concentration.

Technology Sector. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated.

Financial Sector. Financial services companies are subject to extensive governmental regulation that may limit the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability of such companies is generally dependent on the availability and cost of capital, and it can fluctuate as a result of increased competition or changing interest rates. In addition, events in the financial sector over the past several years have resulted in reduced liquidity in credit and a high degree of volatility in the financial markets. This situation has negatively affected many financial services companies, such as by causing such companies’ values to decline.

Currency Risk. Infrastructure Assets may include direct and indirect investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Infrastructure Assets are denominated against the U.S. dollar may result in a decrease in the Fund’s NAV. The Advisers will not elect to hedge the value of investments made by the Fund against currency fluctuations. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

Non-U.S. Risk. Certain Infrastructure Assets may include assets outside of the United States. Non-U.S. securities or instruments involve certain factors not typically associated with investing in U.S. securities or instruments, including risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which the Fund’s non-U.S. investments are denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences in conventions relating to documentation, settlement, corporate actions, stakeholder rights and other matters; (iii) differences between the U.S. and non-U.S. securities markets, including higher rates of inflation, higher transaction costs and potential price volatility in, and relative illiquidity of, some non-U.S. securities markets; (iv) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less governmental supervision and regulation in some countries; (v) certain economic, social and political risks, including potential exchange control regulations and restrictions on non-U.S. investment and repatriation of capital, the risks of political, economic or social instability, including the risk of sovereign defaults, and the possibility of expropriation or confiscatory taxation and adverse economic and political development; (vi) the possible imposition of non-U.S. taxes on income and gains recognized with respect to such securities or instruments; (vii) differing, and potentially less well developed or well-tested laws regarding creditor’s rights (including the rights of secured parties), corporate governance, fiduciary duties and the protection of investors; (viii) difficulty in enforcing contractual obligations; (ix) differences in the legal and regulatory environment or enhanced legal and regulatory compliance; (x) reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; (xi) political hostility to investments by foreign or private investment fund investors; and (xii) less publicly available information.

Additionally, certain Infrastructure Assets may include or invest in foreign portfolio companies that do not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States. Accordingly, information supplied regarding the Private Market Assets may be incomplete, inaccurate and/or significantly delayed. The Fund and the Investment Funds may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such portfolio companies, which may ultimately have an adverse impact on the NAV of the Fund.

The Fund’s Infrastructure Assets could be negatively impacted by the current hostilities in Eastern Europe, including direct and indirect effects on their operations and financial condition. In the event these hostilities escalate, the impact could more significant. Certain of the Infrastructure Assets in which the Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. In particular, as a result of recent events involving Ukraine and Russia, the United States and other countries have imposed economic sanctions on Russian sovereign debt and on certain Russian individuals, financial institutions, and others. Sanctions could result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. These sanctions could also impair the Fund’s ability to meet its investment objectives. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund to freeze its existing investments in companies operating in or having dealings with sanctioned countries, prohibiting the Fund from selling or otherwise transacting in these investments. This could impact the Fund’s ability to sell securities or other financial instruments as needed to meet shareholder redemptions. The Fund could seek to suspend redemptions in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine the value of its net assets.

Illiquidity of Infrastructure Assets. There is no regular market for interest in Infrastructure Assets, which typically must be sold in privately negotiated transactions. Any such sales would likely require the consent of the applicable Investment Manager or portfolio company and could occur at a discount to the stated NAV. If the Advisers determine to cause the Fund to sell its interests in an Infrastructure Asset, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time.

Investments in Non-Voting Stock; Inability to Vote. Under certain circumstances, the Fund may hold its interests in the Infrastructure Assets in non-voting form or limit its voting rights to a certain percentage. In such cases, where only voting securities are available for purchase, the Fund will generally seek to create by contract the same result as owning a non-voting security by agreeing to relinquish or limit the right to vote in respect of its investment. The Fund will not receive any consideration in return for entering into a voting waiver arrangement. To the extent that the Fund contractually foregoes the right to vote the relevant securities, the Fund will not be able to vote or may be able to vote only to a limited extent on matters that may be adverse to the Fund’s interests. As a result, the Fund’s influence on a Infrastructure Assets could be diminished, which may consequently adversely affect the Fund and its Shareholders.

Nature of Portfolio Companies. Infrastructure Assets will include direct and indirect investments in various companies, projects, and businesses. This may include portfolio companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. The Fund’s investments may also include portfolio companies that are in a state of distress or which have a poor record and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such portfolio companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such portfolio companies.

Investments in the Debt Securities of Small or Middle-Market Portfolio Companies. Our investments may consist of loans to small and/or less well-established privately held companies. While smaller private companies may have potential for rapid growth, investments in private companies pose significantly greater risks than investments in public companies. For example, private companies:

●	have reduced access to the capital markets, resulting in diminished capital resources and the ability to withstand financial distress;

●

may have limited financial resources and may be unable to meet their obligations under their debt securities, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of realizing any guarantees that may have obtained in connection with the investment;

●

may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

●

generally, are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a portfolio company and, in turn, on the Investment Fund that has invested in the portfolio company; and

●

generally, have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

Investments in smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies because they may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than those of larger, more established companies, as these securities typically are less liquid, traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. In addition, when selling large positions in small capitalization securities, the seller may have to sell holdings at discounts from quoted prices or may have to make a series of small sales over a period of time.

In addition, investments in private companies tend to be less liquid. The securities of many of the companies in which we invest are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors only. Such securities may be subject to legal and other restrictions on resale. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. As a result, the relative lack of liquidity and the potential diminished capital resources of target portfolio companies may affect our investment returns.

First Lien Senior Secured Loans, Second Lien Senior Secured Loans and Unitranche Debt. When we invest, directly or indirectly, in first lien senior secured loans, second lien senior secured loans, and unitranche debt of portfolio companies, we will generally seek to take a security interest in the available assets of those portfolio companies, including the equity interests of the portfolio companies’ subsidiaries. There is a risk that the collateral securing these loans may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. To the extent a debt investment is collateralized by the securities of a portfolio company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Also, in some circumstances, the Fund’s lien may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Loans that are under- collateralized involve a greater risk of loss. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should the remedies be enforced. Finally, particularly with respect to a unitranche debt structure, unitranche debt will generally have higher leverage levels than a standard first lien term loan.

Mezzanine Investments. We may, directly or indirectly, invest in mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. Mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to six years. Mezzanine investments are usually unsecured and subordinate to other debt obligations of an issuer.

Risks Associated with Covenant-Lite Loans. A significant number of leveraged loans in the market may consist of loans that do not contain financial maintenance covenants (“Covenant-Lite Loans”). While the Fund does not intend to invest in Covenant-Lite Loans as part of its principal investment strategy, it is possible that such loans may comprise a small portion of the Fund’s portfolio. Such loans do not require the borrower to maintain debt service or other financial ratios. Ownership of Covenant-Lite Loans may expose the Fund to different risks, including with respect to liquidity, price volatility, ability to restructure loans, credit risks and less protective loan documentation than is the case with loans that also contain financial maintenance covenants.

High Yield Securities and Distressed Securities. Our Private Market Assets may include investments in fixed income securities rated investment grade or non-investment grade (commonly referred to as high yield securities or “junk” securities) and may include investments in unrated fixed income securities. Non-investment grade securities are fixed income securities rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB by Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), or if unrated considered by an Investment Manager to be equivalent quality. Non-investment grade debt securities in the lowest rating categories or unrated debt securities determined to be of comparable quality may involve a substantial risk of default or may be in default. Private Market Assets in non-investment grade securities expose it to a substantial degree of credit risk. Non-investment grade securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies, and therefore they may have more difficulty making scheduled payments of principal and interest. Non-investment grade securities are subject to greater risk of loss of income and principal than higher rated securities and may be considered speculative. Non-investment grade securities may experience reduced liquidity, and sudden and substantial decreases in price. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In the event of a default, an Investment Fund or the Fund may incur additional expenses to seek recovery. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Certain Infrastructure Assets may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. The characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. These securities may also present a substantial risk of default. An Investment Fund’s or the Fund’s investment in any instrument is subject to no minimum credit standard and a significant portion of the obligations and preferred stock in which an Investment Fund or the Fund may invest may be non-investment grade (commonly referred to as junk securities), which may result in the Investment Fund or the Fund experiencing greater risks than it would if investing in higher rated instruments.

Primary Investments. The market for Primary Investments may be very limited and competitive, and the Primary Investments to which the Fund wishes to allocate capital may not be available at any given time. Primary Investments may be heavily negotiated and may create additional transaction costs for the Fund. Primary Investments are more concentrated than investments in Investment Funds, which hold multiple portfolio companies.

LIBOR Risk. The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as certain London Interbank Offer Rates (collectively, “LIBOR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). Certain LIBORs were generally phased out by the end of 2021, and some regulated entities have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. There remains uncertainty regarding the future use of LIBOR, and the nature of any replacement rate. However, it is possible that the most widely used LIBORs may continue until mid-2023. As such, the potential effect of a transition away from LIBOR on the Fund or the LIBOR-based instruments in which the Fund invests cannot yet be determined, and it is not possible to completely identify or predict any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere.

The termination of certain Reference Rates presents risks to the Fund. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by the Fund or reduce the effectiveness of related Fund transactions. While some instruments in which the Fund invests may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments in which the Fund invests may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Any potential effects of the transition away from LIBOR on the Fund or on financial instruments in which the Fund invests, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark or reference rate could deteriorate during the transition period, these effects could occur prior to and/or subsequent to mid-2023.

The risks set out above are heightened with respect to investments in LIBOR-based products that do not include a fall back provision that addresses how interest rates will be determined if LIBOR stops being published. Other important factors include the pace of the transition, the specific terms of alternative Reference Rates accepted in the market, the depth of the market for investments based on alternative reference rates, and the Advisers’ ability to develop appropriate investment and compliance systems capable of addressing alternative Reference Rates.

Force Majeure Risk. Issuers may be affected by force majeure events (i.e., events beyond the control of the party claiming that the event has occurred, including, without limitation, acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism and labor strikes). Some force majeure events may adversely affect the ability of a party (including an issuer or a counterparty to the Fund or an issuer) to perform its obligations until it is able to remedy the force majeure event. In addition, the cost to an issuer or the Fund of repairing or replacing damaged assets resulting from such force majeure event could be considerable. Certain force majeure events (such as war or an outbreak of an infectious disease) could have a broader negative impact on the world economy and international business activity generally, or in any of the countries in which the Fund may invest specifically. Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control over one or more issuers or its assets, could result in a loss to the Fund, including if its investment in such issuer is canceled, unwound or acquired (which could be without what the Fund considers to be adequate compensation). Any of the foregoing may therefore adversely affect the performance of the Fund and its investments.

The outbreak of a novel coronavirus (“SARS-CoV-2”) and related respiratory disease (“COVID-19”) has recently led, and for an unknown period of time will continue to lead, to disruptions in local, regional, national and global markets and economies affected thereby. The COVID-19 outbreak has resulted in numerous deaths and the imposition of both local and more widespread “work from home” and other quarantine measures, mandatory closures of businesses deemed “non-essential,” border closures and other travel restrictions, labor shortages, a decline in consumer demand for certain goods and services, commercial disruption on a global scale, and general concern and uncertainty, all of which have caused social unrest and significant volatility in financial markets. The future impact of COVID-19 is currently unknown. The effects to public health, business and market conditions resulting from the COVID-19 pandemic may have a significant negative impact on the performance of the Fund’s investments, including exacerbating other pre-existing political, social and economic risks.

Similar consequences could arise with respect to other infectious diseases.

Principal Risks Related to Infrastructure Assets

Infrastructure Investments Generally. The Fund seeks to generate above-market risk-adjusted returns through co-investments with third-party sponsors, merchant banks, institutional investors or strategic acquirers, some or all of which may have more resources than the Fund, and which may have investment in infrastructure and infrastructure-related assets.

Investments will be subject to the risks incidental to the indirect ownership and operation of infrastructure assets, including risks associated with the general economic climate, geographic or market concentration, climatic risks, the ability of the third-party sponsors to manage the investment, government regulations, national and international political circumstances and fluctuations in interest rates, rates of inflation or commodities’ prices such as oil. Since investments in infrastructure and similar assets, like many other types of long-term investments, have historically experienced significant fluctuations and cycles in value, specific market conditions may result in temporary or permanent reductions in the value of an investment.

In addition, general economic conditions in relevant jurisdictions, as well as conditions of domestic and international financial markets, may adversely affect operations of the third-party co-investors and in turn, the Fund. In particular, because of the long time-lag between the approval of a project and its actual funding, a well-conceived project may, as a result of changes in investor sentiment, the financial markets, economic, or other conditions prior to its completion, become an economically unattractive investment.

There can be no assurance that the Investments will be profitable or generate cash flow sufficient to provide a return on or recovery of amounts invested therein.

Sector Risks. Portfolio companies may operate in highly competitive markets dominated by firms with substantially greater financial and possibly better technical resources than the portfolio companies in which the Fund invests. Portfolio companies in which the Fund invests may also be subject to additional infrastructure sector risks, including (i) the risk that technology employed will be not be effective or efficient, (ii) the risk of equipment failures, failure to perform according to design specifications, failure to meet expected levels of efficiency, fuel interruptions, loss of sale and supply contracts; (iii) changes in power or fuel contract prices, bankruptcy of or defaults by key customers, suppliers or other counterparties, and tort liability; (iv) risk of changes of values of infrastructure sector companies; (v) risks associated with employment of personnel and unionized labor; (vi) political and regulatory considerations and popular sentiments that could affect the ability of the Fund to buy or sell investments on favorable terms; and (vii) other unanticipated events which adversely affect operations.

The occurrence of events related to any of the foregoing could have a material adverse effect on the Fund and its Co-Investments. These and other inherent business risks could affect the performance and value of Co-Investments.

Environmental, Health and Safety Risks. Infrastructure assets are typically subject to numerous statutes, rules and regulations relating to protection of the environment and worker and public health and safety. Certain statutes, rules and regulations might require Co-Investments to address environmental contamination, including soil and groundwater contamination, resulting from the release of fuel, hazardous materials or other pollutants, to control other forms of environmental pollution such as air, surface water, wastewater, and noise pollution, or otherwise to incur significant capital or operating expenditures to comply with environmental, health, and safety requirements. Any current or past non-compliance with such requirements could subject the underlying assets of a Co-Investment to material administrative, civil, or criminal penalties or other liabilities. Further, under various statutes, rules and regulations of certain jurisdictions, a current or previous owner or operator of real property may be liable for the costs of investigation, monitoring, removal or remediation of hazardous materials, in some cases whether or not the owner or operator knew of or was responsible for the presence of hazardous materials. The presence of hazardous materials on a property could also result in personal injury or property damage or similar claims by private parties. Persons who arrange for the disposal or treatment of hazardous materials may also be liable for the costs of removal or remediation of these materials at the disposal or treatment facility, whether or not that facility is or ever was owned or operated by that person.

The long-term trend toward increasingly stringent environmental, health, and safety regulation could continue in the future, resulting in substantial additional costs on Co-Investments to comply with new requirements. In addition, because infrastructure assets can have a substantial environmental impact, community and environmental groups may protest about the development or operation of a Co-Investment, and these protests may induce government action to the detriment of performance of the Co-Investment. Further, ordinary operation or occurrence of an accident with respect to a Co-Investment could cause significant damage to the environment or harm to public health or safety, which may result in significant financial distress to the particular asset and ultimately affect the return on the Fund’s investment therein.

While StepStone and the Investment Manager intend to exercise reasonable care to select Co-Investments that have underlying assets that do not present a material risk of current or future environmental, health, or safety liabilities, StepStone and the Investment Manager cannot rule the possibility that such liabilities may arise as a result of a large number of factors, including changes in laws or regulations and the existence of conditions that were unknown at the time of acquisition. Environmental, health, or safety liabilities could have a material adverse effect on the results of operations, financial condition, liquidity and prospects of the Co-Investments, and on the overall value of such Co-Investments.

Terrorism Risk. The Fund may invest directly or indirectly in significant strategic assets. Strategic assets are assets that have a national or regional profile and may have monopolistic or oligopolistic characteristics. The very nature of these assets could generate additional risk not common in other industry sectors and could expose them to a greater risk of being the subject of a terrorist attack than other assets or businesses. Any terrorist attacks that occur at or near infrastructure facilities would likely cause significant harm to employees, assets and, potentially, the surrounding community. Insurers may offer a limited amount of or no insurance coverage for liability to persons other than employees or passengers for claims resulting from acts of terrorism, war or similar events. A terrorist attack involving the property of an infrastructure asset, or property under control of a portfolio company, may result in liability far in excess of available insurance coverage. A terrorist attack on an infrastructure asset may also have adverse consequences for all assets of that type, including the underlying assets in a Co-Investment. For example, as a result of a terrorist attack in the vicinity of an infrastructure asset, the infrastructure asset may be forced to increase preventative security measures or expand its insurance coverage, adversely affecting the profitability of investment in that asset. Similarly, a terrorist attack could cause reduced patronage, usage and demand for an entire class of infrastructure assets or for infrastructure investments in the region of the terrorist attack, which could adversely affect the profitability of the Co-Investments.

Climate Risk. Global climate change is widely considered to be a significant threat to the global economy. Infrastructure assets in particular may face risks from the physical effects of climate change, such as risks posed by increasing frequency or severity of extreme weather events and rising sea levels and temperatures. Additionally, the Paris Agreement and other initiatives by international, U.S. federal, state, and regional policymakers and regulatory authorities as well as private actors seeking to reduce greenhouse gas emissions may expose infrastructure assets to so-called “transition risks” in addition to physical risks, such as: (i) regulatory and litigation risk (e.g., changing legal requirements that could result in increased permitting and compliance costs, changes in business operations, or the discontinuance of certain operations, and litigation seeking monetary or injunctive relief related to climate impacts); (ii) technology and market risk (e.g., declining market for products and services seen as greenhouse gas intensive or less effective than alternatives in reducing greenhouse gas emissions); and (iii) reputational risk (e.g., risks tied to changing customer or community perceptions of an asset’s relative contribution to greenhouse gas emissions). StepStone and the Investment Manager cannot rule out the possibility that climate risks could result in unanticipated delays or expenses and, under certain circumstances, could prevent completion of investment activities once undertaken, any of which could have a material adverse effect on a Co-Investment or the Fund.

Regulatory and Legal Risks. Certain of the Co-Investments may be in entities that are subject to substantial regulation by governmental agencies. The nature of this regulation exposes the owners of infrastructure assets to a higher level of regulatory control than typically imposed on other businesses. In addition, their operations may often rely on governmental licenses, concessions, leases or contracts that are generally very complex and may result in disputes over interpretation or enforceability. Even though most permits and licenses are obtained prior to the commencement of full project operations, many of these licenses and permits have to be maintained over the project’s life. If the Fund or portfolio companies fail to comply with these regulations or contractual obligations, they could be subject to monetary penalties or they may lose their rights to operate the underlying infrastructure assets, or both. Where their ability to operate an infrastructure asset is subject to a concession or lease from the government, the concession or lease may restrict their ability to operate the asset in a way that maximizes cash flows and profitability. Government entities generally have significant influence over such companies in respect of the various contractual and regulatory relationships they may have, and these government entities may exercise their authority in a manner that causes delays in the operation of the business of the infrastructure investments, obstacles to pursuit of the infrastructure investments’ strategy or increased administrative expenses. In this regard, the nature and extent of government regulation can also be a key driver of value and returns. Furthermore, permits or special rulings may be required on taxation, financial and regulatory related issues.

The concessions of certain Co-Investments are granted by government bodies and are subject to special risks, including the risk that the relevant government bodies will exercise sovereign rights and take actions contrary to the rights of the Fund or the relevant portfolio company under the relevant concession agreement. Indeed, to the extent that Fund invests in assets that are governed by lease or concession agreements with governmental authorities, there is a risk that these authorities may not be able to honor their obligations under the agreement, especially over the long term. The lease or concession may also contain clauses more favorable to the government counterparty than a typical commercial contract. For instance, the lease or concession may enable the government to terminate the lease or concession in certain circumstances (such as default by the Fund or by a portfolio company) without requiring the government counterparty to pay adequate compensation. In addition, there can be no assurance that the relevant government bodies will not legislate, impose regulations or taxes or change applicable laws or act contrary to the law in a way that would materially and adversely affect the business of the Co-Investments. Indeed, government counterparties may have the discretion to change or increase regulation of the operations of the Co-Investments or to implement laws, regulations or policies affecting their operations, separate from any contractual rights that the government counterparties may have. Governments have considerable discretion in implementing regulations and policies that could impact Co-Investments, and because infrastructure assets provide basic, everyday services, and face limited competition, governments may be influenced by political considerations and make decisions that adversely affect Co-Investments and their operations. Activities not currently regulated may in the future be regulated.

In addition, infrastructure investments may be subject to rate regulation by government agencies because of their unique position as the sole or predominant providers of services that are often essential to the community. As a result, certain infrastructure investments might be subject to unfavorable price regulation by government agencies. Political oversight of the sector is also likely to remain pervasive and unpredictable and, for political reasons, governments may attempt to take actions which may negatively affect the operations, revenue, profitability or contractual relationships of infrastructure investments, including through expropriation.

Certain infrastructure investments may need to use public ways or may operate under easements. Under the terms of agreements governing the use of public ways or easements, government authorities may retain the right to restrict the use of such public ways or easements or to require portfolio companies to remove, modify, replace or relocate their facilities at the portfolio company’s expense. If a government authority exercises these rights, the portfolio company could incur significant costs and its ability to provide service to its customers could be disrupted, which could adversely impact the performance of the relevant Co-Investment.

Infrastructure assets are often governed by highly complex legal contracts and documents. As a result, the risks of a dispute over interpretation or enforceability of the legal contracts and documentation and consequent costs and delays may be higher than for other types of investments. Such risks may be increased by the uncertainty of laws and their application in certain jurisdictions in which the Fund will invest. The Fund may be adversely affected by future changes in laws and regulations.

Other legal risks relate to environmental issues and industrial actions or to actions by special interest groups and actions or litigation relating to the acquisition, ownership, operation and disposition of the Co-Investments that may adversely affect the Co-Investment or the value thereof. The risk of such actions or litigation may be higher with regard to infrastructure investments (which may be of a public and/or quasi-monopoly nature) compared to other investments.

Demand and Usage Risk. The Fund may directly or indirectly invest in assets with demand, usage and throughput risk. Residual demand, usage and throughput risk can affect the performance of Co-Investments. For example, some of the Co-Investments may be subject to seasonal variations, and accordingly, the Fund’s operating results for any such Co-Investment in any particular quarter may not be indicative of the results that can be expected for such Co-Investment throughout the entire year. To the extent that StepStone’s and the Investment Manager’s assumptions regarding the demand, usage and throughput of assets prove incorrect, returns to the Fund could be adversely affected.

Users of the infrastructure operated by Co-Investments may react negatively to any adjustments to applicable tolls or other usage-related fee rates, or public pressure may cause relevant government authorities to challenge the tolls or other usage-related fee rates. Users of infrastructure may react adversely to tolls or other usage-related fee rates, for example, by avoiding using the infrastructure or refusing to pay the tolls or other usage-related fee, resulting in lower volumes and reduced usage revenues. In addition, adverse public opinion, or lobbying efforts by specific interest groups, could result in governmental pressure on Co-Investments to reduce their tolls or other usage-related fee rates, or to forego planned tolls or other usage-related fee rate increases. StepStone and the Investment Manager cannot guarantee that government bodies with which Co-Investments have concession agreements will not try to exempt certain users’ categories from tolls or other usage-related fees or negotiate lower tolls or other usage-related fee rates. If public pressure or government action forces Co-Investments to restrict their tolls or other usage-related fee rate increases or to reduce their tolls or other usage-related fee rates, and they are not able to secure adequate compensation to restore the economic balance of the relevant concession agreement, the Fund’s business, financial condition and results of operations could be materially and adversely affected.

The Fund may invest in Co-Investments that derive substantially all of their revenues from collecting tolls or other usage-related fees from users of such infrastructure. The tolls or other usage-related fees that are applicable to such infrastructure are set forth in the respective concession agreements entered into by or on behalf of the Fund or the relevant portfolio company and the relevant government body.

After execution of a concession agreement, the relevant government bodies may seek to limit such Co-Investments’ ability to increase, or may seek to reduce, tolls or other usage-related fee rates outside the scope of the respective concession agreements, as a result of factors such as general economic conditions, negative consumer perceptions of increases in tolls or other usage-related fee rates, the prevailing rate of inflation, volume and public sentiment about prevailing tolls or other usage-related fee rates.

Valuation of the Fund’s Interests in Investment Funds. The valuation of the Fund’s investments in Investment Funds is ordinarily determined based upon valuations provided by the Investment Managers on a quarterly basis. Although such valuations are provided on a quarterly basis, the Fund will provide valuations, and will issue Shares, on a daily basis. A large percentage of the securities in which the Fund invests will not have a readily ascertainable market price and will be fair valued by the Investment Manager. In this regard, an Investment Manager may face a conflict of interest in valuing the securities, as their value may affect the Investment Manager’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Investment Manager, the accuracy of the valuations provided by the Investment Managers, that the Investment Managers will comply with their own internal policies or procedures for keeping records or making valuations, or that the Investment Managers’ policies and procedures and systems will not change without notice to the Fund. As a result, an Investment Manager’s valuation of the securities may fail to match the amount ultimately realized with respect to the disposition of such securities.

An Investment Manager’s information could also be inaccurate due to fraudulent activity, mis-valuation or inadvertent error. The Fund may not uncover errors in valuation for a significant period of time, if ever.

Valuations Subject to Adjustment. The Fund determines its NAV daily based upon the quarterly valuations reported by the Investment Managers, which may not reflect market or other events occurring subsequent to the quarter-end. The Fund will fair value its holdings in Investment Funds to reflect such events, consistent with its valuation policies; however, there is no guarantee the Fund will correctly fair value such investments. Additionally, the valuations reported by Investment Managers may be subject to later adjustment or revision. For example, fiscal year-end NAV calculations of the Investment Funds may be revised as a result of audits by their independent auditors. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the NAV of the Fund, and therefore the Fund, at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Investment Managers or revisions to the NAV of an Investment Fund adversely affect the Fund’s NAV, the remaining outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a NAV higher than the adjusted amount. Conversely, any increases in the NAV resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a NAV lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

Termination of the Fund’s Interest in an Investment Fund. An Investment Fund may, among other things, terminate the Fund’s interest in that Investment Fund (causing a forfeiture of all or a portion of such interest) if the Fund fails to satisfy any capital call by that Investment Fund or if the continued participation of the Fund in the Investment Fund would have a material adverse effect on the Investment Fund or its assets. The Fund’s over-commitment strategy may increase the risk that the Fund is unable to satisfy a capital call from an Investment Fund.

General Risks of Secondary Investments. The overall performance of the Fund’s Secondary Investments will depend in part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. There is a risk that investors exiting a Co-Investment or an Investment Fund through a secondary transaction may possess superior knowledge regarding the value of their investment, and the Fund may pay more for a secondary investment than it would have if it were also privy to such information. Certain Secondary Investments may be purchased as a portfolio, and in such cases the Fund may not be able to carve out from such purchases those investments that the Advisers consider (for commercial, tax, legal or other reasons) less attractive. Where the Fund acquires a secondary Investment Fund, the Fund will generally not have the ability to modify or amend such secondary Investment Fund’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondary investments may be greater than those relating to primary investments.

Where the Fund acquires a secondary Investment Fund, the Fund may acquire contingent liabilities associated with such interest. Specifically, where the seller has received distributions from the relevant secondary Investment Fund and, subsequently, that secondary Investment Fund recalls any portion of such distributions, the Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such secondary Investment Fund. While the Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the secondary Investment Fund, there can be no assurance that the Fund would have such right or prevail in any such claim.

The Fund may acquire Secondary Investments as a member of a purchasing syndicate, in which case the Fund may be exposed to additional risks including, among other things: (i) counterparty risk, (ii) reputation risk, (iii) breach of confidentiality by a syndicate member, and (iv) execution risk.

Additionally, the Fund may acquire interests in Secondary Investments through structured transactions such as collateralized fund obligations (“CFOs”) or similar investment vehicles that own existing secondaries and co-investments. These structures may impose additional administrative costs that the Fund would not have incurred had it invested in Secondary Investments directly. Secondary Investments held inside of a CFO may be subject to the risks and benefits of leverage at the CFO level. If the Fund acquires interests in a secondary Investment Fund through a CFO, the Fund may be limited in its ability to enforce its rights against such secondary Investment Fund.

Commitment Strategy. The Fund may maintain a sizeable cash position in anticipation of funding capital calls. The Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by Investment Funds. The overall impact on performance due to holding a portion of the investment portfolio in cash or cash equivalents could be negative.

The Fund will employ an “over-commitment” strategy, which could result in an insufficient cash supply to fund unfunded commitments to Investment Funds. Such a short fall would have negative impacts on the Fund, including an adverse impact on the Fund’s ability to pay for redemptions of Shares by Shareholders, pay distributions or to meet expenses generally. Moreover, if the Fund defaults on its unfunded commitments or fails to satisfy capital calls in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Fund’s investment in the Investment Fund. Any failure by the Fund to make timely capital contributions in respect of its unfunded commitments may (i) impair the ability of the Fund to pursue its investment program, (ii) force the Fund to borrow, indirectly cause the Fund, and, indirectly, the Shareholders to be subject to certain penalties from the Investment Funds (including the complete forfeiture of the Fund’s investment in an Investment Fund), or (iv) otherwise impair the value of the Fund’s investments (including the devaluation of the Fund).

Allocation Risk. The Firm advises clients and sponsors, administers, manages and/or advises traditional and non-traditional investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the “Related Investment Accounts”). Certain Related Investment Accounts may have investment objectives and/or utilize investment strategies that are similar or comparable to those of the Fund (the “Related Funds”). As a result, certain investments may be appropriate for the Fund and also for other Related Investment Accounts.

Decisions as to the allocation of investment opportunities among the Fund and other Related Investment Accounts present numerous inherent conflicts of interest, particularly where an investment opportunity has limited availability. In order to address these conflicts of interest, the Firm adopted allocation policies and procedures that were designed to require that all investment allocation decisions made by the investment team are being made fairly and equitably among Related Investment Accounts over time.

Subject to applicable law, the Firm will allocate opportunities among the Fund and the Related Investment Accounts in its sole discretion. The Firm will determine such allocations among its Related Investment Accounts in its sole discretion in accordance with their respective guidelines and based on such factors and considerations as it deems appropriate. Subject to the foregoing and the paragraph below, available capacity with respect to each investment opportunity generally will be allocated among the various Related Investment Accounts for which the investment has been approved pro rata.

The 1940 Act imposes significant limits on co-investments with affiliates of the Fund. The Advisers and the Fund have obtained an exemptive order from the SEC that permits the Fund to co-invest alongside its affiliates in privately negotiated investments. However, the SEC exemptive order contains certain conditions that limit or restrict the Fund’s ability to participate in such transactions, including, without limitation, where the Firm’s advised funds have an existing investment in the operating company or Investment Fund. Additionally, third parties, such as the Investment Managers of Primary Investments, may not prioritize an allocation to the Fund when faced with a more established pool of capital also competing for allocation. Ultimately, an inability to receive the desired allocation to certain Infrastructure Assets could represent a risk to the Fund’s ability to achieve the desired investment returns. See “Investment Program — The Firm’s Allocation Policy.”

Non-Diversified Status. The Fund is a “non-diversified” investment company for purposes of the 1940 Act, which means that it is not subject to percentage limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer. The Fund’s NAV may therefore be subject to greater volatility than that of an investment company that is subject to such a limitation on diversification. In addition, while the Fund is a “non-diversified” fund for purposes of the 1940 Act, the Fund intends to maintain its qualification to be treated as a RIC under the Code. To qualify as a RIC under the Code, the Fund must, among other things, diversify its holdings so that, at the end of each quarter of each taxable year, (A) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (B) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (1) any one issuer, (2) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or (3) any one or more “qualified publicly traded partnerships.” As such, the Advisers typically endeavor to limit the Fund’s investments in any one Investment Fund to no more than 25% of the Fund’s gross assets (measured at the time of purchase).

“J-Curve” Performance Risk. Investment Funds typically exhibit “J-Curve” performance, such that an Investment Fund’s NAV typically declines moderately or flattens during the early portion of the Investment Fund’s lifecycle as investment-related fees and expenses accrue prior to the realization of investment gains. As the Investment Fund matures and as assets are sold, the Advisers believe that the pattern typically reverses with increasing NAV and distributions. There can be no assurance, however, that any or all of the Investment Funds in which the Fund invests will exhibit this pattern of investment returns.

LIMITS OF RISK DISCLOSURES

The above discussions of the various risks associated with the Fund and the Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not described in this Prospectus. The Fund will update this Prospectus to account for any material changes in the risks involved with an investment in the Fund.

MANAGEMENT OF THE FUND

General

The Fund’s Board of Trustees provides broad oversight over the operations and affairs of the Fund. A majority of the Fund’s Board of Trustees is comprised of persons who are independent trustees. StepStone Private Wealth serves as the Fund’s Adviser, and StepStone serves as the Fund’s Sub-Adviser.

The Adviser, StepStone Private Wealth, is an investment platform designed to expand access to the private markets for high-net-worth investors. The Adviser intends to create innovative solutions for investors by focusing on convenience, efficiency and transparency. The Adviser’s mission is to convert the private market advantages enjoyed by institutional investors into opportunities for individual investors. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser, established in 2019, is based in Charlotte, North Carolina. Please see StepStone Private Wealth’s website at www.stepstonepw.com for the most up-to-date information.

StepStone was formed in 2014 and is the infrastructure and real assets business group of StepStone Group LP. StepStone oversees $75 billion in “private market allocations” which is composed of $27 billion in assets under management and $48 billion in assets under advisement14, including $14 billion of investments approved in 2022. Led by 11 partners with an average of 21 years of infrastructure and real assets experience and supported by a team of dedicated professionals, StepStone provides clients with an “on-the-ground” presence in Australia, Europe, the United Kingdom and North America with deep experience in infrastructure, energy, agriculture and natural resources. StepStone is owned 49% by StepStone Group LP and 51% by full-time investment professionals of the StepStone team.

As an affiliate of StepStone Group LP, StepStone benefits from the organization’s scale and depth across the private markets. StepStone Group LP is a global private markets investment firm focused on providing customized investment solutions and advisory and data services to its clients. StepStone Group LP’s clients include some of the world’s largest public and private defined benefit and defined contribution pension funds, sovereign wealth funds and insurance companies, as well as prominent endowments, foundations, family offices and private wealth clients. StepStone Group LP partners with its clients to develop and build portfolios designed to meet their specific objectives across private infrastructure, private equity, private real estate and private debt asset classes. As of December 31, 2022, StepStone Group LP was responsible for $602 billion of “private market allocations” which includes $134

14 “Private market allocations” means the total amount of assets under management and assets under advisement. StepStone classifies assets under management if the StepStone has full discretion over the investment decisions in an account or has responsibility or custody of assets. Assets under advisement consists of client assets for which StepStone does not have full discretion to make investment decisions but plays a role in advising the client or monitoring their investments.

billion of assets under management and $468 billion of assets under advisement. StepStone Group LP has 920 professionals across 25 cities in 15 countries.

StepStone Group Inc. is the sole managing member of StepStone Group Holdings LLC, which in turn is the general partner of StepStone Group LP. StepStone Group Inc. is listed and trades on the Nasdaq Global Select Market under the trading symbol STEP. Please see StepStone Group Inc.’s website at www.stepstonegroup.com for additional information.

StepStone advises and/or manages accounts other than that of the Fund, which may give rise to certain conflicts of interest. See “Conflicts of Interest.”

Under the terms of the Advisory Agreement, the Adviser is responsible for the overall management of the Fund’s activities. The Adviser is responsible for formulating and updating (as needed) the overall investment strategy of the Fund. The Adviser is also responsible for the structuring and distribution functions for the Fund. In addition, the Adviser is responsible for the operational and governance aspects of the Fund, including the selection and management of the Fund’s service providers and the management of the Fund’s repurchase offers and distributions and dividend reinvestment plan. The Adviser is also responsible for the Fund’s SEC and other regulatory reporting obligations. The Adviser is subject to the ultimate supervision of, and any policies established by, the Board of Trustees.

The Adviser has entered into a Sub-Advisory Agreement with StepStone. The Sub-Adviser will be responsible for the day-to-day management of the Fund’s assets and activities. The Sub-Adviser will provide ongoing research, recommendations, and portfolio management regarding the Fund’s investment portfolio subject to the overall supervision of the Adviser and the Fund’s officers and Board of Trustees.

A description of the factors considered by the Fund’s Board of Trustees in approving the Advisory Agreement and the Sub-Advisory Agreement will included in either the Fund’s first annual or semi-annual report following the commencement of operations.

Management Team

The personnel of the Advisers principally responsible for management of the Fund are experienced and educated investment professionals with a long performance record in private market investments. They have identified, evaluated, structured, managed and monitored billions of dollars in a wide range of private market investments globally and maintain a strong network within the private markets investment community as a result of their prior and ongoing experience. The Advisers believe that, as a result of these relationships, the Fund should have access to a large number of Infrastructure Assets from which to select.

StepStone Private Wealth Team

Bob Long

Bob Long is the Chief Executive Officer of StepStone Private Wealth. Mr. Long has three decades of experience in the private markets and has served as the CEO of two publicly traded companies focused on expanding access for high-net-worth investors. He is a founding Director of the Defined Contribution Alternatives Association and chairs its Public Policy Committee.

Mr. Long has served as the CEO of a Nasdaq-listed business development company managed by Oak Hill Advisors, a leading global credit investment firm. He was the co-founder and CEO of Conversus Capital, and along with Mr. Smith, led the $2 billion IPO of this innovative permanent capital vehicle that was the largest publicly traded fund of private equity funds. Mr. Long also ran Bank of America’s $7 billion AUM Strategic Capital Division, which held investments in over 1,000 private market funds and co-investments.

Early in his career, Mr. Long served as the lead in-house counsel for a large portion of Bank of America’s Investment Banking Division and worked as a securities lawyer for a major law firm. He graduated from UNC-Chapel Hill and the University of Virginia School of Law.

A frequent commentator on private market topics, Mr. Long was named one of 50 Game Changers by Private Equity International, has been profiled in the Wall Street Journal, and guest hosted CNBC Squawk Box Europe on numerous occasions. He currently serves on the Gift of Adoption Strategic Advisory Council and previously served on the board of the Children’s Home Society of North Carolina.

Tom Sittema

Tom Sittema is the Executive Chairman of StepStone Private Wealth. In his four decades of capital markets experience, Mr. Sittema has served as the CEO of an industry-leading private markets asset manager and the Chairman of the Board of numerous publicly registered funds designed for individual investors. He serves on the Board of the Institute for Portfolio Alternatives, a private markets industry group, and during his term as Chairman, led several of its strategic initiatives.

Mr. Sittema served as the CEO of CNL Financial Group, a $10 billion asset manager providing access for individual investors to the private markets where he recruited Mr. Menard. Mr. Sittema held a variety of leadership roles at Bank of America Merrill Lynch / Bank of America over a 27-year career, including the U.S. Head of Real Estate Investment Trusts and Lodging Investment Banking, and worked closely with Mr. Long for over 10 years.

Mr. Sittema graduated from Dordt College and Indiana University Kelley School of Business. He serves as Board Chair of Advent Health’s Consumer Innovation Advisory Board and is the co-founder and board chair of LIFT Orlando, an organization established to break the cycle of generational concentrated poverty in a community in Central Florida. Mr. Sittema is Director of the Florida Council of 100 and has received numerous economic development and civic awards, including Central Florida Social Entrepreneur of the Year.

Neil Menard

Neil Menard is the President of Distribution for StepStone Private Wealth. Mr. Menard is a seasoned distribution leader with over 30 years of experience in the financial services industry. Over his career, he has built a broad and deep network within the financial advisor and broker dealer communities. He has led sales teams distributing billions of dollars of private capital to hundreds of advisory firms, including the largest players in several verticals.

Mr. Menard served as the President of CNL Securities Corporation and CNL Capital Markets where he oversaw the capital raising efforts of the firm then led by Mr. Sittema. Previously, he served as senior vice president of Franklin Square Capital Partners, where he was responsible for creating a new business unit to sell business development companies to registered investment advisors (RIAs), strategically setting a vision for the products and executing that vision in the marketplace. Additionally, he sat on the firm’s management committee where he led the firm’s initiatives in building relationships, as well as creating its RIA team and growing market share in the RIA space.

Mr. Menard spent nine years at Steben & Company Inc., a leading provider of managed futures to independent broker-dealers and RIAs. He was responsible for the day-to-day operation of the firm, and he was the head of distribution.

Mr. Menard has served on the board of the Institute for Portfolio Alternatives, a private markets industry group. He is on the board of the Florida Hospital Cardiovascular Institute and graduated from Colby College.

Tim Smith

Tim Smith is the Chief Operating Officer and Chief Financial Officer of StepStone Private Wealth. Mr. Smith brings over 30 years of operational experience working in private equity, private markets distribution and asset management businesses. During that time, he has served as the CFO and CEO of two publicly traded companies.

Mr. Smith co-founded Carolon Capital UK Limited, a U.K. based distribution firm focusing on long-only strategies for asset managers. He also co-founded Carolon Investment Funds headquartered in Dublin, Ireland to assist asset managers with fund structuring and regulatory oversight.

Mr. Smith worked with Mr. Long to launch Conversus Capital and was the CFO of the publicly traded entity. Mr. Smith led all facets of Conversus’ operations, finance, treasury and investor relations activities and led the sale of Conversus’ $2 billion portfolio in 2012.

Mr. Smith is a Certified Public Accountant, has an undergraduate degree from the University of Virginia and a graduate degree from the University of Richmond. Mr. Smith is active with the Loaves and Fishes Food Pantry and serves on the board of the Emergency Medical Center at the University of Virginia.

StepStone Team

As portfolio manager, Adam Reisler has primary responsibility for ongoing research, recommendations, and portfolio management regarding the Fund’s investment portfolio.

Adam Reisler

Mr. Reisler is a Partner of StepStone and member of the infrastructure and real assets team. Prior to joining StepStone, Mr. Reisler was a vice president in KPMG’s infrastructure investment advisory and asset management business, which was merged with StepStone in May 2016. Mr. Reisler has also held roles at RBC and start-ups.

Mr. Reisler received a Bachelor of Commerce (Hons) from McGill University and an MBA (Hons) and Diploma in Infrastructure and Real Estate from the Schulich School of Business in Canada.

The SAI provides additional information about the portfolio manager’s compensation, other managed accounts and ownership of Shares in the Fund.

Control Persons

A control person generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company. StepStone has provided the initial investment for the Fund. For so long as StepStone has a greater than 25% interest in the Fund, it may be deemed to be a “control person” of the Fund for purposes of the 1940 Act.

Administrator

StepStone Private Wealth serves as the Fund’s Administrator under an Administration Agreement with the Fund, and performs certain administrative, accounting and other services for the Fund. In consideration of these administrative services, the Fund pays the Administrator the Administration Fee in an amount up to 0.23% on an annual basis of the Fund’s net assets. The Administration Fee will be accrued daily based on the value of the net assets of the Fund as of the close of business on each business day (including any assets in respect of shares that will be repurchased by the Fund on such date). The Administration Fee is due and payable in arrears within ten business days after the end of the month. The Administration Fee is an expense paid out of the Fund’s net assets. The Administrator’s principal business address is 128 S Tryon St., Suite 1600, Charlotte, NC 28202. The Administrator may delegate or sub-contract certain of its services to other entities, including a sub-administrator, and has done so as described below.

Sub-Administrator

UMB Fund Services, Inc. serves as the Fund’s Sub-Administrator to provide certain sub-administration and sub-accounting services for the Fund. Pursuant to a sub-administration agreement and a fund accounting agreement, the Administrator pays the Sub-Administration Fee to the Sub-Administrator from the proceeds of the Administration Fee in an amount up to 0.08% on an annual basis of the Fund’s net assets, subject to a minimum annual fee. The Sub-Administration Fee is calculated in a manner substantially similar to the Administration Fee and is payable monthly in arrears. The Sub-Administrator’s principal business address is 235 West Galena Street, Milwaukee, Wisconsin 53212.

Custodian and Transfer Agent

UMB Bank, N.A. (the “Custodian”) serves as the custodian of the Fund’s assets. The Custodian’s principal business address is 928 Grand Blvd., 5th Floor, Kansas City, Missouri 64106.

UMB Fund Services, Inc. (the “Transfer Agent”) serves as transfer agent with respect to maintaining the registry of the Fund’s Shareholders and processing matters relating to subscriptions for, and repurchases of, Shares. The Transfer Agent’s principal business address is 235 West Galena Street, Milwaukee, Wisconsin 53212.

FUND EXPENSES

The Advisers bear all of their own costs incurred in providing investment advisory services to the Fund. As described below, however, the Fund bears all other expenses related to its investment program. The Administrator provides or arranges for certain administrative services to be provided to the Fund, among those services are: providing office space, adequate personnel, and communications and other facilities necessary for administration of the Fund, performing certain administrative functions to support the Fund and its service providers, supporting the Fund’s Board and providing it with information, providing accounting and legal services in support of the Fund, compliance testing services, analyzing the value of the Fund’s assets, and reviewing and arranging for payment of the Fund’s expenses and other support services. Such administrative services are included in the Administration Fee. In addition to the services above, the Administrator is responsible for overseeing the Sub-Administrator.

Expenses borne by the Fund (and thus indirectly by Shareholders) include:

●

all expenses related to its investment program, including, but not limited to, expenses borne indirectly through the Fund’s investments in the underlying assets, including any fees and expenses charged by the Investment Managers (including management fees, carried interest or incentive fees and redemption or withdrawal fees, however titled or structured), all costs and expenses directly related to due diligence of portfolio transactions for the Fund such as direct and indirect expenses associated with the Fund’s investments (whether or not consummated), and enforcing the Fund’s rights in respect of such investments, transfer taxes and premiums, taxes withheld on non-U.S. dividends, fees for data and software providers, research expenses, professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts) and, if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

●

attorneys’ fees and disbursements associated with preparing and updating the Fund’s registration statement and other regulatory filings, and with reviewing potential investments to be made and executing the Fund’s investments;

●

fees and disbursements of all accountants or auditors engaged by the Fund, expenses related to the annual audit of the Fund, expenses related to the unaudited financial statements of the Fund and expenses related to the preparation, review, approval and filing of the Fund’s tax information;

●	recordkeeping, custody and transfer agency fees and expenses;

●	the costs of errors and omissions/Trustees’ and officers’ liability insurance and a fidelity bond;

●	the Management Fee and the Administration Fee;

●	fees paid to third-party consultants or service providers relating to the Fund’s establishment or operations and fees paid to third-party providers for due diligence and valuation services;

●	the costs of preparing and mailing reports and other communications, including proxy, repurchase offer correspondence, annual reports or similar materials, to Shareholders;

●

fees of Trustees who are not “interested persons” and travel and administrative expenses of Trustees who are not “interested persons” relating to meetings of the Board of Trustees and committees thereof;

●

costs and charges related to electronic or other platforms through which investors may access, complete and submit subscription and other fund documents or otherwise facilitate activity with respect to their investment in the Fund;

●

costs and charges related to purchasing, holding, selling or trading cryptocurrencies, digital assets or other investments or instruments which utilize blockchain or related distributed ledger technology, including but not limited to costs associated with specialized software and hardware solutions, additional custodial and settlement expenses and additional professional services as required from time to time;

●

costs of administrative, sub-accounting, recordkeeping or investor related services charged by financial intermediaries in conjunction with processing through the National Securities Clearing Corporation’s Fund/SERV and Networking or similar systems;

●	all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund;

●	any extraordinary expenses (as defined below), including indemnification expenses as provided for in the Fund’s organizational documents; and

●

other expenses not explicitly borne by the Adviser or Administrator associated with the investment operations of the Fund; and all reasonable costs and expenses incurred in connection with the formation and organization of, and offering and sale of Shares in, the Fund, as determined by the Adviser, including all out-of-pocket legal, accounting, registration and filing fees and expenses will be borne by the Fund. The Fund will also bear certain administrative costs.

The Adviser and Administrator will be reimbursed by the Fund for any of the above expenses that it pays on behalf of the Fund, except as otherwise provided above.

Expense Limitation Agreement

The Adviser has entered into an Expense Limitation and Reimbursement Agreement with the Fund for a one-year term beginning on the initial closing date for subscriptions for Shares and ending on the one-year anniversary thereof. The Adviser may extend the Limitation Period for a period of one year on an annual basis. The Expense Limitation and Reimbursement Agreement limits the Specified Expenses borne by the Fund in respect of each Class of Shares during the Limitation Period to an amount not to exceed 1.00% for Class T, S D and I Shares, on an annualized basis, of the Fund’s daily net assets.

“Specified Expenses” include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: (i) the Management Fee; (ii) all fees and expenses of Private Market Assets and other investments in which the Fund invests (including the Acquired Fund Fees and Expenses); (iii) transactional costs, including legal costs and brokerage commissions, associated with the acquisition and disposition of Private Market Assets and other investments; (iv) interest payments incurred on borrowing by the Fund; (v) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund; (vi) distribution and/or shareholder servicing fees, as applicable; (vii) taxes; and (viii) extraordinary expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, indemnification expenses, and expenses in connection with holding and/or soliciting proxies for all annual and other meetings of Shareholders.

If the Fund’s aggregate ordinary operating expenses, exclusive of the Specified Expenses, in respect of any Class of Shares for any day exceed the Expense Cap applicable to that Class of Shares, the Adviser will waive its Management Fee and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Adviser may also directly pay expenses on behalf of the Fund and waive reimbursement under the Expense Limitation and Reimbursement Agreement. To the extent that the Adviser waives its Management Fee, reimburses expenses to the Fund or pays expenses directly on behalf of the Fund, it is permitted to recoup from the Fund any such amounts for a period not to exceed three years from the month in which such fees and expenses were waived, reimbursed or paid, even if such recoupment occurs after the termination of the Limitation Period. However, the Adviser may only recoup the waived fees, reimbursed expenses or directly paid expenses in respect of the applicable Class of Shares if the aggregate ordinary operating expenses have fallen to a level below the Expense Cap and the recouped amount does not raise the level of aggregate ordinary operating expenses plus waived fees, reimbursed expenses or directly paid expenses in respect of a Class of Shares in the month of recoupment to a level that exceeds any Expense Cap applicable at that time.

Expenses of Fund Investments

The Fund’s investments bear various expenses in connection with their operations similar to those incurred by the Fund. Investment Managers generally assess asset-based fees to, and receive performance or incentive-based fees from, the Investment Funds (or their investors), which effectively will reduce the investment returns of the Fund’s investments. These expenses and fees will be in addition to those incurred by the Fund itself. As an investor in the private assets, the Fund will bear its proportionate share of their expenses and fees and will also be subject to incentive fees to the Investment Managers.

Organizational and Offering Costs

The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. The Fund is expected to incur organizational and offering expenses of approximately $[ ] in connection with the initial offering of Shares.

Organizational costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. These costs are expensed as incurred by the Fund and will be paid by the Adviser on behalf of the Fund.

The Fund’s initial offering costs include, among other things, legal, printing and other expenses pertaining to this offering. Any offering costs paid by the Adviser on behalf of the Fund will be recorded as a payable for offering costs in the Statement of Assets and Liabilities and accounted for as a deferred charge until commencement of operations. Thereafter, these initial offering costs will be amortized over twelve months on a straight-line basis. Ongoing offering costs will be expensed as incurred.

All organizational and offering costs of the Fund paid by the Adviser shall be subject to recoupment by the Adviser.

MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund will pay the Adviser a Management Fee equal to 1.60% on an annualized basis of the Fund’s daily net assets. The Management Fee will be accrued daily and payable monthly in arrears within ten (10) business days after the end of the month. The Management Fee is an expense paid out of the Fund’s net assets. For the avoidance of doubt, the Management Fee is applied to any assets in respect of Shares that will be repurchased by the Fund on such date.

The Adviser will pay 50% of the Management Fee proceeds to the Sub-Adviser on a monthly basis.

CALCULATION OF NET ASSET VALUE

The Fund will calculate its NAV as of the close of business on each business day, in accordance with the procedures described below or as may be determined from time to time in accordance with policies approved by the Board (each, a “Determination Date”). In determining the Fund’s NAV, the Adviser will value the Fund’s investments as of the relevant Determination Date. The NAV of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.

The Class T Shares’ NAV plus the Class S Shares’ NAV plus the Class D Shares’ NAV plus the Class I Shares’ NAV equals the total value of the net assets of the Fund. The different share NAVs will be calculated separately based on the fees and expenses applicable to each class. Because of differing class fees and expenses, the per share NAV of the classes will vary over time.

The Board has designated the Adviser as the Fund’s valuation designee for purposes of Rule 2a-5 under the 1940 Act. The Board has approved valuation procedures for the Fund and the Adviser (the “Valuation Procedures”).

The Valuation Procedures provide that the Fund will value its investments in Private Market Assets at fair value. The fair value of such investments as of each Determination Date ordinarily will be the capital account value of the Fund’s interest in such investments as provided by the relevant Investment Manager as of or prior to the relevant Determination Date; provided that such values will be adjusted for any other relevant information available at the time the Adviser values the Fund’s portfolio, including capital activity and material events occurring between the reference dates of the Investment Manager’s valuations and the relevant Determination Date. In fair valuing certain co-investments, the Adviser may consider a number of factors such as the Fund’s cost, latest round of financing, company operating performance, market-based performance multiples, announced capital markets activity and any other relevant information will be considered at the time the Adviser values the Fund’s portfolio.

The Adviser has developed a proprietary, predictive analytics tool that is intended to track the performance of the private markets and produce a current estimate of the value of the portion of the Fund’s investment portfolio that is invested in Investment Funds. The analytics tool considers several data points from broad securities indices. The application of these factors results in a daily adjustment factor that is applied to the portion of the Fund invested in certain Investment Funds and is intended to minimize the potential deviation of the value of the Investment Funds as reflected in the books and records of the Fund as compared to the net asset value of each Investment Fund provided on a quarterly basis by the Investment Manager. As appropriate, the Adviser will use the analytics tool to adjust the value of its Investment Funds as part of its determination of fair value.

The valuation of the Fund’s investments in Private Market Assets is performed in accordance with Topic 820 — Fair Value Measurements and Disclosures. Generally, Investment Managers value investments at their market price if market quotations are readily available. In the absence of observable market prices, Investment Managers value investments using valuation methodologies applied on a consistent basis. For some investments little market activity may exist. The Investment Managers’ determination of fair value is then based on the best information available in the circumstances and may incorporate management’s own assumptions and involves a significant degree of judgment, taking into consideration a combination of internal and external factors, including the appropriate risk adjustments for nonperformance and liquidity risks. Investments for which market prices are not observable include private investments in the equity of operating companies, projects, properties or certain debt positions. Market quotations will not be readily available for most of the Fund’s investments.

The actual realized returns on the Investment Managers’ unrealized investments will depend on, among other factors, future operating results, the value of the assets and market conditions at the time of disposition, any related transaction costs and the timing and manner of sale, all of which may differ from the assumptions on which the Investment Managers’ valuations are based. Neither the Fund nor the Adviser has oversight or control over the implementation of the Investment Managers’ valuation process.

In reviewing the valuations provided by Investment Managers, the Valuation Procedures require the consideration of all relevant information reasonably available at the time the Adviser values the Fund’s portfolio, including the output of the predictive analytics tool. The Adviser will consider such information and may conclude in certain circumstances that the information provided by the Investment Manager does not represent the fair value of a particular Private Market Asset. In accordance with the Valuation Procedures, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value such interests based on the NAV reported or expected to be reported by the relevant Investment Manager, or whether to adjust such value to reflect a premium or discount to such NAV.

For example, Investment Managers may value investments in portfolio companies and direct private equity investments at cost. The Valuation Procedures provide that, where cost is determined to best approximate the fair value of the particular security under consideration, the Adviser may approve such valuations. In other cases, the Adviser may be aware of sales of similar securities to third parties at materially different prices, or of other circumstances indicating that cost may not approximate fair value (which could include situations where there are no sales to third parties). In such cases, the Fund’s investment will be revalued in a manner that the Adviser, in accordance with the Valuation Procedures, determine in good faith best approximates fair value. The Board of Trustees will be responsible for ensuring that the Valuation Procedures are fair to the Fund and consistent with applicable regulatory guidelines.

Notwithstanding the above, Investment Managers unaffiliated with the Fund may adopt a variety of valuation bases and provide differing levels of information concerning Private Market Assets, and there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. Neither the Board nor the Adviser will be able to confirm independently the accuracy of valuations provided by any Investment Managers (which are generally unaudited).

To the extent the Fund holds securities or other instruments that are not investments in Private Market Assets, the Adviser will generally value such assets as described below. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“Nasdaq”) National Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price. If market quotations are not readily available, or deemed unreliable for a security, or if a security’s value may have been materially affected by events occurring after the close of a securities market on which the security principally trades, but before the Fund calculates its NAV, securities will be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask prices.

In cases where a fair valuation of securities is applied, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. This fair value may also vary from valuations determined by other funds using their own fair valuation procedures. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Adviser may use independent pricing services to assist in calculating the value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. In computing the NAV, the Adviser values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the New York Stock Exchange (the “NYSE”). Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Adviser prices the Fund’s Shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Adviser calculates the Fund’s NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

As a result of investments by the Fund or other investment vehicles accessed by the Fund, if any, in foreign securities or other instruments denominated in currencies other than the U.S. dollar, the NAV of the Fund’s Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of these instruments denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed, and an investor is not able to purchase, redeem or exchange Shares.

The Adviser or its affiliates act as investment advisers to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Adviser or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Management Fee and Administration Fees are accrued on a daily basis and taken into account for the purpose of determining the Fund’s NAV on a Determination Date.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s NAV if the judgments of the Adviser or the Investment Managers regarding appropriate valuations, should prove incorrect.

CONFLICTS OF INTEREST

The Advisers

The Advisers or their affiliates provide or may provide investment advisory and other services to various entities. The Advisers and certain of their investment professionals and other principals, may also carry-on substantial investment activities for their own accounts, for the accounts of family members and for other accounts (collectively, with the other accounts advised by the Advisers and their affiliates, “Other Accounts”). The Fund has no interest in these activities. The Adviser and its affiliates may receive payments from Investment Managers in connection with such activities. As a result of the foregoing, the Adviser and the investment professionals who, on behalf of the Adviser, will manage the Fund’s investment portfolio will be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts. Such persons will devote only so much of their time as in their judgment is necessary and appropriate.

There also may be circumstances under which the Advisers will cause one or more Other Accounts to commit a larger percentage of its assets to an investment opportunity than to which the Advisers will commit the Fund’s assets. There also may be circumstances under which the Advisers will make investments for Other Accounts in which the Advisers do not invest on behalf of the Fund, or vice versa.

Investment opportunities are made available to the Fund and other clients of the Firm where the investment is within the parameters of the applicable strategy. Further, investment opportunities may arise where there is more demand from the Fund and other clients of the Firm for a particular investment opportunity than supply. The Firm has adopted an Allocation Policy designed to reasonably ensure that all of its clients will be treated fairly and equitably over time. See “Investment Program — The Firm’s Allocation Policy.”

The 1940 Act imposes significant limits on co-investments with affiliates of the Fund. The Advisers and the Fund have obtained an exemptive order from the SEC that permits the Fund to co-invest alongside its affiliates in Infrastructure Assets. However, the SEC exemptive order contains certain conditions that limit or restrict the Fund’s ability to participate in such transactions, including, without limitation, where the Firm’s advised funds have an existing investment in the operating company or Investment Fund.

The Adviser also intends to compensate, from its own resources, third-party securities dealers, other industry professionals and any affiliates thereof (“financial intermediaries”) in connection with the distribution of Shares in the Fund or for their ongoing servicing of Shares acquired by their clients. Such compensation may take various forms, including a fixed fee, a fee determined by a formula that considers the amount of client assets invested in the Fund, the timing of investment or the overall NAV of the Fund, or a fee determined in some other method by negotiation between the Adviser and such financial intermediaries. Financial intermediaries may also charge investors, at the financial intermediaries’ discretion, a placement fee based on the purchase price of Shares purchased by the investor. As a result of the various payments that financial intermediaries may receive from investors and the Adviser, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares in the Fund may be greater than the compensation it may receive for the distribution of other investment products. This difference in compensation may create an incentive for a financial intermediary to recommend the Fund over another investment product.

Financial intermediaries may be subject to certain conflicts of interest with respect to the Fund. For example, the Fund, the Advisers, Investment Funds or portfolio companies or investment vehicles managed or sponsored by the Advisers or Investment Managers may (i) purchase securities or other assets directly or indirectly from, (ii) enter into financial or other transactions with or (iii) otherwise convey benefits through commercial activities to a financial intermediary. As such, certain conflicts of interest may exist between such persons and a financial intermediary. Such transactions may occur in the future and generally there is no limit to the amount of such transactions that may occur.

Financial intermediaries may perform investment advisory and other services for other investment entities with investment objectives and policies similar to those of the Fund or an Investment Fund. Such entities may compete with the Fund or the Investment Fund for investment opportunities and may invest directly in such investment opportunities. Financial intermediaries that invest in an Investment Fund or a portfolio company may do so on terms that are more favorable than those of the Fund.

Financial intermediaries that act as selling agents for the Fund also may act as distributor for an Investment Fund in which the Fund invests and may receive compensation in connection with such activities. Such compensation would be in addition to the placement fees described above. Financial intermediaries may pay all or a portion of the fees paid to it to certain of their affiliates, including, without limitation, financial advisors whose clients purchase Shares of the Fund. Such fee arrangements may create an incentive for a financial intermediary to encourage investment in the Fund, independent of a prospective Shareholder’s objectives.

A financial intermediary may provide financing, investment banking services or other services to third parties and receive fees therefore in connection with transactions in which such third parties have interests which may conflict with those of the Fund or an Investment Fund. A financial intermediary may give advice or provide financing to such third parties that may cause them to take actions adverse to the Fund, an Investment Fund or a portfolio company. A financial intermediary may directly or indirectly provide services to, or serve in other roles for compensation for, the Fund, an Investment Fund or a portfolio company. These services and roles may include (either currently or in the future) managing trustee, managing member, general partner, investment manager or advisor, investment sub-advisor, distributor, broker, dealer, selling agent and investor servicer, custodian, transfer agent, fund administrator, prime broker, recordkeeper, shareholder servicer, interfund lending servicer, Fund accountant, transaction (e.g., a swap) counterparty and/or lender. A financial intermediary is expected to provide certain such services to the Fund in connection with the Fund obtaining a credit facility, if any such facility is obtained.

In addition, issuers of securities held by the Fund or its underlying Investment Funds may have publicly or privately traded securities in which a financial intermediary is an investor or makes a market. The trading activities of financial intermediaries generally will be carried out without reference to positions held by the Fund or its underlying Investment Funds and may have an effect on the value of the positions so held, or may result in a financial intermediary having an interest in the issuer adverse to the Fund or the underlying Investment Fund. No financial intermediary is prohibited from purchasing or selling the securities of, otherwise investing in or financing, issuers in which the Fund or its underlying Investment Funds has an interest.

A financial intermediary may sponsor, organize, promote or otherwise become involved with other opportunities to invest directly or indirectly in the Fund or an Investment Fund. Such opportunities may be subject to different terms than those applicable to an investment in the Fund or the Investment Fund, including with respect to fees and the right to receive information.

Set out below are practices that the Advisers may follow. Although the Advisers anticipate that the Investment Managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that an Investment Manager will abide by, and comply with, its stated practices. An Investment Manager may provide investment advisory and other services, directly or through affiliates, to various entities and accounts other than Infrastructure Assets.

Participation in Investment Activities

Directors, principals, officers, employees and affiliates of the Advisers may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or its underlying investments. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Advisers, or by the Advisers for the Other Accounts, or any of their respective affiliates on behalf of their own other accounts (“Investment Manager Accounts”) that are the same as, different from or made at a different time than, positions taken for the Fund or an Infrastructure Asset.

Other Matters

An Investment Manager may, from time to time, cause an Investment Fund to effect certain principal transactions in securities with one or more Investment Manager Accounts, subject to certain conditions. Future investment activities of the Investment Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

The Advisers and their affiliates will not purchase securities or other property from, or sell securities or other property to the Fund, except that the Fund may, in accordance with rules under the 1940 Act, engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members or managing general partners. These transactions would be effected in circumstances in which the Advisers determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Advisers and their affiliates and their principals, partners, members, directors, officers or employees may give rise to conflicts of interest other than those described above.

PURCHASES OF SHARES

Purchase Terms

The Fund offers four classes of Shares. Investors purchasing Class T Shares in the Fund may be charged a sales load of up to 3.00% and a maximum dealer fee of 0.50% of the investment amount. Investors purchasing Class S Shares in the Fund may be charged a sales load of up to 3.50% of the investment amount. Class D Shares and Class I Shares do not have a sales load.

The minimum initial investment for Class T Shares, Class S Shares, and Class D Shares in the Fund from each investor is at least $25,000, and the minimum additional investment in the Fund is $5,000. The minimum initial and additional investments may be reduced at the Adviser’s discretion. The minimum initial investment for any individual investor will not be reduced below $25,000. The Fund reserves the right to repurchase all of the Shares held by a Shareholder if the Shareholder’s account balance in the Fund, as a result of repurchase or transfer requests by the Shareholder, is less than $5,000.

The minimum initial investment for Class I Shares in the Fund from each investor is at least $1,000,000, and the minimum additional investment in the Fund is $100,000, except for additional purchases pursuant to our dividend reinvestment plan. The minimum initial and additional investments may be reduced at the Adviser’s discretion. The minimum initial investment for any individual investor will not be reduced below $25,000. The Fund reserves the right to repurchase all of the Shares held by a Shareholder if the Shareholder’s account balance in the Fund, as a result of repurchase or transfer requests by the Shareholder, is less than $5,000.

Shares will generally be offered for purchase on each business day, except that Shares may be offered more or less frequently as determined by the Fund in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time.

Initial and any additional purchases of Shares of the Fund by any Shareholder must be made via wire transfer of funds or another method of immediately available funds. Payment for each initial or subsequent additional purchases of Shares must be made in one installment. Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in cash. Orders will be priced at the appropriate price next computed after the order is received by the Administrator. The Fund reserves the right, in its sole discretion, to accept or reject any subscription to purchase Shares in the Fund at any time. In the event that cleared funds and/or a properly completed investor application are not received from a prospective investor prior to the cut-off times pertaining to a particular offering, the Fund may hold the relevant funds and investor application for processing in the next offering.

In general, an investment will be accepted if a completed investor application or order submission and funds are received in good order in advance of the cut-off dates identified in a particular offering. The Fund reserves the right to reject, in its sole discretion, any request to purchase Shares in the Fund at any time.

Eligible Investors

Shares are sold to investors who represent that they are an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act. The criteria for qualifying as an “accredited investor” are set forth in the investor application that must be completed by each prospective investor. Investors who are “accredited investors” are referred to in this Prospectus as “Eligible Investors.” Existing Shareholders who subscribe for additional Shares will be required to qualify as Eligible Investors at the time of each additional purchase. Qualifications that must be met in becoming a Shareholder are set out in the application form that must be completed by each prospective investor. The Distributor and/or any Selling Agent may impose additional eligibility requirements for investors who purchase Shares through the Distributor or such Selling Agent. The Distributor or any registered investment adviser (a “RIA”) who offers Class I Shares may impose additional eligibility requirements on investors who purchase Class I Shares from the Distributor through such RIA. See “Plan of Distribution.”

Outstanding Securities

The following table sets forth information about the Fund’s outstanding Shares as of [ ]:

	Amount Authorized	Amount Held by the Fund for its Own Account	Amount Outstanding
Class T Shares	Unlimited	None	[ ]
Class S Shares	Unlimited	None	[ ]
Class D Shares	Unlimited	None	[ ]
Class I Shares	Unlimited	None	[ ]

PLAN OF DISTRIBUTION

The Fund is offered on a continuous basis. UMB Distribution Services, LLC acts as the Distributor of the Fund, subject to various conditions. The minimum initial investment is $25,000 for Class T Shares, Class S Shares, and Class D Shares. The minimum initial investment for Class I Shares is $1,000,000. The minimum initial investment may be reduced at the Adviser’s discretion, but not below $25,000 for any individual investor. Subscriptions will be effective only upon the Fund’s acceptance, and the Fund reserves the right to reject any subscription in whole or in part in certain limited circumstances (including, without limitation, when it has reason to believe that a purchase of Shares would be unlawful). Shares will be sold only to Eligible Investors (as defined herein). Shares will not be listed on any national securities exchange. See “Fund Expenses.” Shares are not available in certificated form.

The Fund will not sell any Shares unless the Fund raises net offering proceeds of at least $25,000,000 (the “Minimum Offering Requirement”). Pending satisfaction of the Minimum Offering Requirement, all subscription payments will be placed in an account held by UMB Bank, N.A., acting as the escrow agent, in trust for the subscribers’ benefit, pending release to the Fund. While an investor cannot revoke its subscription prior to the Fund’s meeting the Minimum Offering Requirement, subscriptions will be effective only upon the Fund’s acceptance, and the Fund reserves the right to reject any subscription in whole or in part. If the Minimum Offering Requirement is not satisfied, the Fund will promptly return all funds in the escrow account and the Fund will stop offering Shares. The Fund will not deduct any fees or expenses if the Fund returns funds from the escrow account, and the Advisers will not earn fees prior to the satisfaction of the Minimum Offering Requirement.

The Fund has entered into a Distribution Agreement under which the Distributor, with principal offices at 235 West Galena Street, Milwaukee, Wisconsin 53212, distributes the Shares of the Fund. The Distributor is authorized to enter into Sub-Distribution Agreements with brokers, dealers and certain RIAs and other financial intermediaries to effect the distribution of Shares of the Fund. To operate in a manner consistent with Rule 12b-1 under the 1940 Act, the Fund will pay a distribution and/or shareholder servicing fee out of the net assets of Class T Shares and Class S Shares at the annual rate of 0.85% of the aggregate NAV of Class T Shares and Class S Shares, respectively, determined and accrued on each business day (before any repurchases of Shares). To operate in a manner consistent with Rule 12b-1 under the 1940 Act, the Fund will pay a distribution and/or shareholder servicing fee out of the net assets of Class D Shares at the annual rate of 0.25% of the aggregate NAV of Class D Shares. Class I Shares are not subject to any distribution and/or shareholder servicing fee.

Selling Agents may receive the shareholder servicing fee which they will use to compensate their brokerage representatives for Class T Shares, Class S Shares or Class D Shares sales and support. Sales loads may be assessed at the time of purchase, on Class T Shares, up to a maximum of 3.00% of the investment amount, on Class S Shares, up to a maximum of 3.50% of the investment amount. On Class T Shares, a dealer fee of up to 0.50% of the investment amount may be charged. Class D Shares and Class I Shares are not subject to any sales load at the time of purchase.

Class I Shares may be purchased through an RIA that has entered into an arrangement with the Distributor for such RIA to offer Shares in conjunction with a “wrap” fee, asset allocation or other managed asset program sponsored by such RIA.

The Fund and/or the Adviser may also enter into agreements with certain financial intermediaries under which payments are made to the intermediaries in recognition of the transfer agency costs avoided by the Fund associated with the intermediaries’ maintenance of investor accounts or in recognition of the services provided by intermediaries through fund or similar platforms. Payments made by the Fund under such agreements are generally based on either (1) a percentage of the average daily net asset value of the Shares serviced by the intermediary, often up to a set maximum, or (2) a per account fee assessed against each account serviced by such intermediary, often up to a set maximum. These payments may be in addition to other payments described herein.

The Adviser may pay additional compensation out of its own resources (i.e., not Fund assets) to certain brokers, dealers or other financial intermediaries that have agreed to participate in the distribution of the Fund’s Shares, including the Distributor, for sales and wholesaling support, and also for other services including due diligence support, account maintenance, provision of information and support services.

Shares may be purchased daily at the then current NAV per share for the relevant Class. See “Purchases of Shares.”

SHARE REPURCHASE PROGRAM

The Fund does not currently intend to list its Shares on any securities exchange and does not expect any secondary market for them to develop in the foreseeable future. Therefore, Shareholders should expect that they will be unable to sell their Shares for an indefinite time or at a desired price. No Shareholder will have the right to require the Fund to repurchase such Shareholder’s Shares or any portion thereof. Shareholders may not transfer their investment from the Fund to any other registered investment company. Because no public market exists for the Shares, and none is expected to develop in the foreseeable future, Shareholders will not be able to liquidate their investment, other than through the Fund’s share repurchase program, or, in limited circumstances, as a result of transfers of Shares to other investors. Thus, the Shares are appropriate only as a long-term investment. Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund’s schedule for repurchase offers and submit repurchase requests accordingly.

To provide Shareholders with limited liquidity, the Fund is structured as an interval fund and intends to conduct quarterly offers at NAV to repurchase between 5% and 25% of outstanding Shares, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). In connection with any given quarterly repurchase offer, the Fund currently intends to repurchase 5% of its outstanding Shares.

The timeline below summarizes the key dates in the repurchase process:

(21 to 42 days) (No more than 14 days) (No more than 7 days) |__________________________________|__________________________|_____________________________|
Shareholder Notification	Repurchase	Repurchase	Repurchase
	Request	Pricing Date	Payment
	Deadline	(determine NAV	Deadline
at which shares will
be repurchased)

Quarterly repurchases will occur in the months of March, June, September and December. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). A Shareholder Notification (as defined below) will be made available to Shareholders at least 21 calendar days before the “Repurchase Request Deadline” (typically March 15, June 15, September 15, or December 15); however, the Fund will provide such written notification earlier but no more than 42 calendar days before the “Repurchase Request Deadline.” The NAV will be calculated no later than the “Repurchase Pricing Date,” which will be no later than 14 calendar days after the Repurchase Request Deadline, or the next business day if the fourteenth day is not a business day. The Fund will distribute payment to Shareholders within seven calendar days after the Repurchase Pricing Date. The Fund’s repurchase offers may subject the Fund and Shareholders to special risks.

Determination of Repurchase Offer Amount

The Board, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be between 5% and 25% of the total number of Shares outstanding on the Repurchase Request Deadline. In connection with any given quarterly repurchase offer, the Fund currently intends to repurchase 5% of its outstanding Shares.

Notice to Shareholders

No less than 21 days and no more than 42 days before each Repurchase Request Deadline, the Fund shall make available to each Shareholder of record and to each beneficial owner of the Shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information Shareholders should consider in deciding whether to tender their Shares for repurchase.

The notice also will include detailed instructions on how to tender Shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how Shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the Shares will be the Fund’s NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call 877-772-7724 to learn the NAV. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by Shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made to the Shareholder’s address of record or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven calendar days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of Shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered. With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. In the event that shareholders in the aggregate tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis, which may result in the Fund not honoring the full amount of a required minimum distribution requested by a shareholder.

DISTRIBUTION POLICY

As required in connection with the Fund’s intention to qualify as a RIC under Subchapter M of the Code, the Fund will, at a minimum, make distributions annually in amounts that represent substantially all of the net investment income and net capital gains, if any, earned each year. The NAV of each Share that you own will be reduced by the amount of the distributions or dividends that you receive from that Share.

It is likely that many of the assets in which the Fund invests will not pay any dividends, and this, together with the Fund’s expenses, means that there can be no assurance the Fund will have substantial income or pay dividends. The Fund is not a suitable investment for any investor who requires regular dividend income.

Automatic Dividend Reinvestment Plan

Pursuant to the dividend reinvestment plan established by the Fund (the “DRIP”), each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all income dividends and/or capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically elects to receive all income, dividends and/or capital gain distributions in cash. A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within 30 days prior to a distribution, the request will be effective only with respect to distributions after the 30-day period. A Shareholder whose Shares are registered in the name of a nominee must contact the nominee regarding its status under the DRIP, including whether such nominee will participate on such Shareholder’s behalf.

A Shareholder may elect to:

●	reinvest both dividends and capital gain distributions; or

●	receive both dividends and capital gain distributions in cash.

Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Shareholder not participated in the DRIP.

Shares will be issued pursuant to the DRIP at their NAV determined on the relevant Determination Date. There is no sales load or other charge for reinvestment, but distribution and/or shareholder servicing fees will be charged where applicable. The Fund may terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund. The reinvestment of dividends and distributions pursuant to the DRIP will increase the Fund’s net assets on which the Management Fee and Administration Fee are payable.

VOTING

Each Shareholder has the right to cast a number of votes equal to the number of Shares held by such Shareholder at a meeting of Shareholders called by the Fund’s Board of Trustees. Shareholders will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of a Trustee and approval of the Advisory Agreement, in each case to the extent that voting by shareholders is required by the 1940 Act. Notwithstanding their ability to exercise their voting privileges, Shareholders in their capacity as such are not entitled to participate in the management or control of the Fund’s business and may not act for or bind the Fund.

TAX ASPECTS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares. This discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. The discussion is limited to persons who hold their Shares as capital assets (generally, property held for investment) for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular Shareholder or to Shareholders who may be subject to special treatment under U.S. federal income tax laws, such as U.S. financial institutions, insurance companies, broker-dealers, traders in securities that have made an election for U.S. federal income tax purposes to mark-to-market their securities holdings, tax-exempt organizations, partnerships, Shareholders who are not “United States Persons” (as defined in the Code), Shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or persons that have a functional currency (as defined in Section 985 of the Code) other than the U.S. dollar. No ruling has been or will be obtained from the Internal Revenue Service (“IRS”) regarding any matter relating to the Fund or the Shares. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. The discussion set forth herein does not constitute tax advice. Prospective Shareholders and Shareholders are urged to consult their own tax advisors as to the U.S. federal income tax consequences of the acquisition, holding and disposition of Shares of the Fund, as well as the effects of state, local and non-U.S. tax laws.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE FUND’S INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE CO-INVESTMENTS OR CO-INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE FUND, AS WELL AS THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF THE FUND’S INVESTMENT IN ANY INVESTMENT FUND (OR OTHER ENTITY) THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP OR DISREGARDED ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Qualification as a Regulated Investment Company; Tax Treatment

It is expected that the Fund will qualify for treatment as a RIC under the Code. If the Fund so qualifies and distributes (or is deemed to have distributed) each taxable year to Shareholders dividends for U.S. federal income tax purposes of an amount at least equal to the sum of 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) plus 90% of any net tax-exempt income for the Fund’s taxable year, the Fund will not be subject to U.S. federal corporate income taxes on any amounts it distributes as dividends for U.S. federal income tax purposes, including distributions (if any) derived from the Fund’s net capital gain (i.e., the excess of the net long-term capital gains over net short-term capital losses) to Shareholders. The Fund intends to distribute to its Shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income, and net capital gains.

In addition, amounts not distributed on a timely basis in accordance with a separate calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund generally must be considered to have distributed dividends for U.S. federal income tax purposes in respect of each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses), determined on a calendar year basis, (2) 98.2% of its capital gain net income, determined under prescribed rules for this purpose (which is generally determined on the basis of the one-year period ending on October 31st of such calendar year, and adjusted for certain ordinary losses), and (3) any ordinary income and capital gain net income from previous years that was not distributed during those years and on which the Fund incurred no U.S. federal income tax. For U.S. federal income tax purposes, dividends declared by the Fund in October, November or December to Shareholders of record on a specified date in such a month and paid during January of the following calendar year are taxable to such Shareholders, and deductible by the Fund, as if paid on December 31 of the calendar year declared. The Fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

In order to qualify as a RIC, the Fund must, among other things: (a) derive in each taxable year (the “gross income test”) at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined in the Code) (all such income items, “qualifying gross income”); and (b) diversify its holdings (the “asset diversification test”) so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more “qualified publicly traded partnerships” (as defined in the Code).

For the purpose of determining whether the Fund satisfies the gross income test, the character of the Fund’s distributive share of items of income, gain and loss derived through any Investment Funds that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) generally will be determined as if the Fund realized such tax items in the same manner as realized by those Investment Funds. Similarly, for the purpose of the asset diversification test, the Fund, in appropriate circumstances, will “look through” to the assets held by such Investment Funds.

A RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such taxable year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC’s failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which the RIC’s non-qualifying gross income exceeds one-ninth of the RIC’s qualifying gross income, each as determined for purposes of applying the gross income test for such taxable year.

Additionally, a RIC that fails the asset diversification test as of the end of a quarter of a taxable year shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the RIC’s failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC’s assets at the end of such quarter and (ii) $10,000,000 (a “de minimis failure”), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter of a taxable year under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC’s failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the RIC, at the highest stated corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met. In all events, however, such tax will not be less than $50,000.

If before the end of any taxable quarter of its taxable year, the Fund believes that it may fail the asset diversification test, the Fund may seek to take certain actions to avert such a failure. However, the action typically taken by RICs to avert such a failure (e.g., the disposition of assets causing the asset diversification discrepancy) may be difficult for the Fund to pursue because of the limited liquidity of the interests in the private markets. While the Code generally affords the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to do so may limit utilization of this statutory 30-day cure period and, possibly, the extended cure period provided by the Code as discussed above.

If the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions made to Shareholders. In addition, all distributions (including distributions of net capital gain) made to Shareholders generally would be characterized as dividend income to the extent of the Fund’s current and accumulated earnings and profits.

The Fund’s use of cash to repurchase shares could adversely affect its ability to satisfy the distribution requirements for treatment as a RIC. The Fund could also recognize income in connection with its liquidation of portfolio securities to fund Share repurchases. Any such income would be taken into account in determining whether the distribution requirements are satisfied, and to the extent that additional distributions are required, could generate additional taxable income for those Shareholders receiving such additional distributions. Furthermore, if the Fund is unable to liquidate portfolio securities in a manner that would enable the Fund to meet the income and asset diversification tests, the Fund could fail to qualify as a RIC, with the adverse consequences as set forth above.

Distributions

The Fund will ordinarily declare and pay distributions from its net investment income and distribute net realized capital gains, if any, at least once a year. The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. After the end of each calendar year, Shareholders will be provided a Form 1099, containing information regarding the amount and character of distributions received from the Fund during the calendar year.

Shareholders normally will be subject to U.S. federal income taxes, and any state and/or local income taxes, on any distributions that they receive from the Fund. Distributions from net investment income and net short-term capital gain generally will be characterized as ordinary income (which generally cannot be offset with capital losses from other sources), and, to the extent attributable to dividends from U.S. corporations, may be eligible for a dividends-received deduction for Shareholders that are corporations. Further, to the extent the dividends are attributable to dividends from U.S. corporations and certain foreign corporations, such dividends may, in certain cases, be eligible for treatment as “qualified dividend income,” which is generally subject to tax at rates equivalent to long-term capital gain tax rates, by Shareholders that are individuals. Distributions from net capital gain (typically referred to as a “capital gain dividend”) will be characterized as long-term capital gain, regardless of how long Shares have been held by the Shareholder and will not be eligible for the dividends-received deduction or treatment as “qualified dividend income.” However, if the Shareholder received any long-term capital gain distributions in respect of the repurchased Shares (including, for this purpose, amounts credited as undistributed capital gains in respect of those Shares) and held the repurchased Shares for six months or less, any loss realized by the Shareholder upon the repurchase will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distributions. Distributions by the Fund that are or are considered to be in excess of the Fund’s current and accumulated earnings and profits for the relevant period will be treated as a tax-free return of capital to the extent of (and in reduction of) a Shareholder’s tax basis in its Shares and any such amount in excess of such tax basis will be treated as gain from the sale of Shares, as discussed below. Similarly, as discussed below at “Income from Repurchases and Transfers of Shares,” if a repurchase of a Shareholder’s Shares does not qualify for sale or exchange treatment, the Shareholder may, in connection with such repurchase, be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder’s tax basis in the relevant Shares repurchased. In such case, the tax basis in the Shares repurchased by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be transferred to any remaining Shares held by the Shareholder.

The tax treatment of the Fund’s distributions from net investment income and capital gains generally will be the same whether the Shareholder takes such distributions in cash or reinvests them to buy additional Shares.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be subject to tax at corporate rates on the amount retained. In such case, the Fund may report the retained amount as undistributed capital gains to its Shareholders, who will be treated as if each Shareholder received a distribution of his or her pro rata share of such gain, with the result that each Shareholder will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for his or her Shares by an amount equal to the deemed distribution less the tax credit.

For taxable years beginning before January 1, 2026, individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary real estate investment trust (“REIT”) dividends. Applicable Treasury regulations allow RICs to pass through to shareholders such taxable ordinary REIT dividends. Accordingly, individual (and certain other non-corporate) Shareholders of the Fund that have received such taxable ordinary REIT dividends may be able to take advantage of this 20% deduction with respect to any such amounts passed through.

Certain distributions reported by the Fund as section 163(j) interest dividends may be treated as interest income by Shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j)

of the Code. Such treatment by the Shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

An additional 3.8% tax will be imposed in respect of the net investment income of certain individuals and on the undistributed net investment income of certain estates and trusts to the extent such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. For these purposes, “net investment income” will generally include, among other things, dividends (including dividends paid with respect to the Shares to the extent paid out of the Fund’s current or accumulated earnings and profits as determined under U.S. federal income tax principles) and net gain attributable to the disposition of property not held in a trade or business (which could include net gain from the sale, exchange or other taxable disposition of Shares), but will be reduced by any deductions properly allocable to such income or net gain.

Shareholders are advised to consult their own tax advisors regarding the additional taxation of net investment income.

Income from Repurchases and Transfers of Shares

A repurchase or transfer of Shares by the Fund generally will be treated as a taxable transaction for U.S. federal income tax purposes, either as a “sale or exchange,” or, under certain circumstances, as a “dividend.” In general, the transaction should be treated as a sale or exchange of the Shares if the receipt of cash results in a meaningful reduction in the Shareholder’s proportionate interest in the Fund or results in a “complete redemption” of the Shareholder’s Shares, in each case applying certain constructive ownership rules in the Code. Alternatively, if a Shareholder does not tender all of his or her Shares, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes, and the gross amount of such repurchase may constitute a dividend to the Shareholder to the extent of such Shareholder’s pro rata share of the Fund’s current and accumulated earnings and profits.

If the repurchase or transfer of a Shareholder’s Shares qualifies for sale or exchange treatment, the Shareholder will recognize gain or loss equal to the difference between the amount received in exchange for the repurchased or transferred Shares and the adjusted tax basis of those Shares. Such gain or loss will be capital gain or loss if the repurchased or transferred Shares were held by the Shareholder as capital assets, and generally will be treated as long-term capital gain or loss if the repurchased or transferred Shares were held by the Shareholder for more than one year, or as short-term capital gain or loss if the repurchased or transferred Shares were held by the Shareholder for one year or less.

Notwithstanding the foregoing, any capital loss realized by a Shareholder will be disallowed to the extent the Shares repurchased or transferred by the Fund are replaced (including through reinvestment of dividends) either with Shares or substantially identical securities within a period of 61 days beginning 30 days before and ending 30 days after the repurchase or transfer of the Shares. If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares acquired. The deductibility of capital losses may be subject to statutory limitations.

If the repurchase or transfer of a Shareholder’s Shares does not qualify for sale or exchange treatment, the Shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder’s tax basis in the relevant Shares. The tax basis in the Shares repurchased or transferred by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be transferred to any remaining Shares held by the Shareholder. In such a case, there is a risk that Shareholders who are not seeking to have their Shares repurchased, and Shareholders who seek to have some but not all of their Shares or fewer than all of whose Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such repurchase offer, will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the share repurchase program, and in particular whether such program is a single and isolated event or is part of a plan for periodically repurchasing Shares of the Fund.

The Fund generally will be required to report to the IRS and each Shareholder the cost basis and holding period for each respective Shareholder’s Shares repurchased or transferred by the Fund. The Fund has elected the average cost method as the default cost basis method for purposes of this requirement. If a Shareholder wishes to accept the average cost method as its default cost basis calculation method in respect of Shares in its account, the Shareholder does not need to take any additional action. If, however, a Shareholder wishes to affirmatively elect an alternative cost basis calculation method in respect of its Shares, the Shareholder must contact the Administrator to obtain and complete a cost basis election form. The cost basis method applicable to a particular Share repurchase or transfer may not be changed after the valuation date established by the Fund in respect of that repurchase or transfer. Shareholders should consult their tax advisors regarding their cost basis reporting options and to obtain more information about how the cost basis reporting rules apply to them.

A sale of Shares, other than in the context of a repurchase or transfer of Shares by the Fund, generally will have the same tax consequences as described above in respect of a Share repurchase that qualifies for “sale or exchange” treatment.

If a Shareholder recognizes a loss with respect to Shares in excess of certain prescribed thresholds (generally, $2,500,000 or more for an individual Shareholder or $10,000,000 or more for a corporate Shareholder), the Shareholder must file with the IRS a disclosure statement on an IRS Form 8886. Direct investors of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, equity owners of RICs are not excepted. The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of this reporting requirement in light of their particular circumstances.

Other Considerations

Unless and until the Fund is considered under the Code to be a “publicly offered regulated investment company,” for purposes of computing the taxable income of U.S. Shareholders that are individuals, trusts or estates, (1) the Fund’s earnings will be computed without taking into account such U.S. Shareholders’ allocable shares of the Management Fees and certain other expenses, (2) each such U.S. Shareholder will be treated as having received or accrued a dividend from the Fund in the amount of such U.S. Shareholder’s allocable share of these fees and expenses for such taxable year, (3) each such U.S. Shareholder will be treated as having paid or incurred such U.S. Shareholder’s allocable share of these fees and expenses for the calendar year and (4) each such U.S. Shareholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. stockholder. For taxable years beginning before 2026, miscellaneous itemized deductions generally are not deductible by a U.S. Shareholder that is an individual, trust or estate. For taxable years beginning in 2026 or later, miscellaneous itemized deductions generally are deductible by a U.S. Shareholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. Shareholder’s miscellaneous itemized deductions exceeds 2% of such U.S. stockholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under Section 68 of the Code. In addition, if the Fund is not treated as a “publicly offered regulated investment company,” the Fund will be subject to limitations on the deductibility of certain “preferential dividends” that are distributed to U.S. stockholders on a non-pro-rata basis. A “publicly offered regulated investment company” is a RIC whose equity interests are (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, or (iii) held by at least 500 persons at all times during the RIC’s taxable year.

Fund Investments

It is intended that the Fund will invest a portion of its assets in Investment Funds, some of which may be classified as partnerships for U.S. federal income tax purposes. An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) generally is not subject to an entity-level U.S. federal income tax. Instead, each partner of the partnership is required to take into account its distributive share of the partnership’s net capital gain or loss, net short- term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year. Each such item will have the same character to a partner and will generally have the same source (either United States or foreign), as though the partner realized the item directly. Partners of a partnership must report these items regardless of the extent to which, or whether, the partnership or the partners receive cash distributions for such taxable year.

Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to or by the Fund and certain Investment Funds (including in circumstances where investments by the Investment Funds generate income prior to a corresponding receipt of cash). In such case, the Fund may have to dispose of interests in Investment Funds that it would otherwise have continued to hold, or devise other methods of cure, to the extent certain Investment Funds earn income of a type that is not qualifying gross income for purposes of the gross income test or hold assets that could cause the Fund not to satisfy the RIC asset diversification test.

Some of the income that the Fund may earn directly or through an Investment Fund, such as income recognized from an equity investment in an operating partnership, may not satisfy the gross income test. To manage the risk that such income might jeopardize the Fund’s tax status as a RIC resulting from a failure to satisfy the gross income test, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income and (if applicable) hold the related investment. Such subsidiary entities generally will be required to incur entity-level income taxes on their earnings, which ultimately will reduce the return to Shareholders.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE FUND’S INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE CO-INVESTMENTS OR CO-INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF BOTH THE FUND, AS WELL AS THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF THE FUND’S INVESTMENT IN ANY INVESTMENT FUND (OR OTHER ENTITY) THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP OR DISREGARDED ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Ordinarily, gains and losses realized from portfolio transactions will be characterized as capital gains and losses. However, because the functional currency of the Fund for U.S. federal income tax purposes is the U.S. dollar, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments, certain futures or forward contracts and options, and similar financial instruments) is generally characterized as ordinary income or loss under Section 988 of the Code. Section 988 of the Code similarly provides that gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such receivables are collected or the time that the liabilities are paid would be generally characterized as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be characterized as ordinary income. Finally, all or a portion of any gain realized from engaging in “conversion transactions” (as defined in the Code to generally include certain transactions designed to convert ordinary income into capital gain) may be characterized as ordinary income.

Hedging and Derivative Transactions

Gain or loss, if any, realized from certain financial futures or forward contracts and options transactions (“Section 1256 Contracts”) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 Contracts. In addition, any Section 1256 Contracts remaining unexercised both at October 31 of each calendar year as well as at the end of the Fund’s taxable year are treated as sold for their then fair market value, resulting in the recognition of gain or loss characterized in the manner described above.

While not a principal investment strategy of the Fund, the Fund may acquire certain foreign currency forward contracts, enter into certain foreign currency futures contracts, acquire put and call options on foreign currencies, or acquire or enter into similar foreign currency-related financial instruments. Generally, foreign currency regulated futures contracts and option contracts that qualify as Section 1256 Contracts will not be subject to ordinary income or loss treatment under Section 988 of the Code. However, if the Fund acquires or enters into any foreign currency futures contracts or options contracts that are not Section 1256 Contracts, or any foreign currency forward contracts or similar foreign currency-related financial instruments, any gain or loss realized by the Fund with respect to such contract or financial instruments generally will be characterized as ordinary gain or loss unless the contract or financial instrument in question is a capital asset in the hands of the Fund and is not part of a straddle transaction (as described below), and an election is made by the Fund (before the close of the day the transaction is entered into) to characterize the gain or loss attributable to such contract or financial instrument as capital gain or loss.

Offsetting positions held by the Fund, or the Investment Funds, involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute “straddles.” In addition, investments by the Fund in particular combinations of Investment Funds may also be treated as a “straddle.” To the extent the straddle rules apply to positions established by the Fund, or the Investment Funds, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting positions. Further, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund, or the Investment Funds, may constitute “mixed straddles.” One or more elections may be made in respect of the U.S. federal income tax treatment of “mixed straddles,” resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If the Fund, or possibly an Investment Fund, either (1) holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests (“appreciated financial position”), and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a “Contract”) with respect to the same or substantially identical property, or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund, or such Investment Fund, enters into the financial position or acquires the property, respectively. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the appreciated financial position is held unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the risk of loss relating to the appreciated financial position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as by reason of an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

If the Fund, or possibly an Investment Fund, enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other RICs, REITs, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The U.S. Treasury Department (the “Treasury”) and the IRS have the authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

Passive Foreign Investment Companies and Controlled Foreign Corporations

The Fund may indirectly hold equity interests in non-U.S. Investment Funds and/or non-U.S. portfolio companies that may be treated as “passive foreign investment companies” (each, a “PFIC”) under the Code. A PFIC is generally defined as a non-U.S. entity which is classified as a corporation for U.S. federal income tax purposes, and which earns at least 75% of its annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or which holds at least 50% of its total assets in assets producing such passive income. The Fund may be subject to U.S. federal income tax, at ordinary income rates, on a portion of any “excess distribution” or gain from the disposition of such interests even if such income is distributed as a taxable dividend by the Fund to its Shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If an election is made to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), then the Fund would be required, in lieu of the foregoing requirements, to include in its income each taxable year a portion of the QEF’s ordinary earnings and net capital gain (at ordinary income and capital gains rates, respectively), even if not distributed to the Fund. If the QEF incurs losses for a taxable year, these losses will not pass through to the Fund and, accordingly, cannot offset other income and/or gains of the Fund. The QEF election may not be able to be made with respect to many PFICs because of certain requirements that the PFICs themselves would have to satisfy. Alternatively, in certain cases, an election can be made to mark-to-market the shares of a PFIC held by the Fund at the end of the Fund’s taxable year (as well as on certain other dates prescribed in the Code). In this case, the Fund would recognize as ordinary income its share of any increase in the value of such PFIC shares, and as ordinary loss its share of any decrease in such value, to the extent such loss did not exceed its share of prior increases in income derived from such PFIC shares. Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable taxable year and such income would nevertheless be subject to the distribution requirement and would be taken into account under prescribed timing rules for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as “qualified dividend income.” In certain cases, the Fund will not be the party legally permitted to make the QEF election or the mark-to-market election in respect of indirectly held PFICs and, in such cases, will not have control over whether the party within the chain of ownership that is legally permitted to make the QEF or mark-to-market election will do so.

If the Fund holds 10% or more (by vote or value) of the interests treated as equity for U.S. federal income tax purposes in a foreign entity classified as a corporation for U.S. federal income tax purposes and considered a controlled foreign corporation (“CFC”) under the Code, the Fund may be treated as receiving a deemed distribution (i.e., characterized as ordinary income) each taxable year from such foreign corporation in an amount equal to its pro rata share of such entity’s income for such taxable year (including both ordinary earnings and capital gains), whether or not the entity makes an actual distribution during such taxable year. The Fund would be required to include the amount of a deemed distribution from a CFC when computing its investment company taxable income as well as in determining whether the Fund satisfies the distribution requirements applicable to RICs, even to the extent the amount of the Fund’s income deemed recognized from the CFC exceeds the amount of any actual distributions from the CFC and the proceeds from any sales or other dispositions of CFC stock during the Fund’s taxable year. In general, a foreign entity classified as a corporation for U.S. federal income tax purposes will be considered a CFC if greater than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or value of all classes of shares of a foreign entity classified as a corporation for U.S. federal income tax purposes.

Under applicable final Treasury regulations, certain income derived by the Fund from a CFC or a PFIC with respect to which the Fund has made a QEF election would generally constitute qualifying income under the gross income test for purposes of determining the Fund’s ability to be subject to tax as a RIC only to the extent the CFC or the PFIC makes current distributions of that income to the Fund or the included income is derived with respect to the Fund’s business of investing in stocks and securities. The Fund may be restricted in its ability to make QEF elections with respect to the Fund’s holdings in Private Market Assets and other issuers that could be treated as PFICs or implement certain restrictions with the respect to any Private Market Assets or other issuers that could be treated as CFCs in order to limit the Fund’s tax liability or maximize the Fund’s after-tax return from these investments.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, Shareholders and prospective Shareholders should consider the potential state and local tax consequences associated with an investment in the Fund. The Fund may become subject to income and other taxes in states and localities based on the Fund’s investments in entities that conduct business in those jurisdictions. Shareholders will generally be taxable in their state of residence with respect to their income or gains earned and distributed by the Fund as dividends for U.S. federal income tax purposes, or the amount of their investment in the Fund.

Foreign Taxes

The Fund’s investment in non-U.S. stocks or securities may be subject to withholding and other taxes imposed by countries outside the United States. In that case, the Fund’s yield on those stocks or securities would be decreased. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at year-end consists of the stock or securities of foreign corporations, the Fund may elect to permit its Shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid or deemed paid by the Fund to foreign countries in respect of foreign stock or securities the Fund has held for at least the minimum period specified in the Code. In such a case, Shareholders of the Fund will include in gross income from foreign sources their pro rata shares of such taxes. The Fund does not expect to meet the requirements to make the election described above in respect of the treatment of foreign taxes.

Information Reporting and Backup Withholding

Information returns will generally be filed with the IRS in connection with distributions made by the Fund to Shareholders unless Shareholders establish they are exempt from such information reporting (e.g., by properly establishing that they are classified as corporations for U.S. federal tax purposes). Additionally, the Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and repurchase proceeds payable to Shareholders who fail to provide the Fund with their correct taxpayer identification numbers, generally on an IRS Form W-9, or who otherwise fail to make required certifications, or if the Fund or the Shareholder has been notified by the IRS that such Shareholder is subject to backup withholding. Certain Shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding but may be required to demonstrate their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the Shareholder’s U.S. federal income tax liability if the appropriate information is provided to the IRS.

U.S. Federally Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to Shareholders of) unrelated business taxable income (“UBTI”) from being realized by its U.S. federally tax-exempt Shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a U.S. federally tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares of the Fund if the U.S. federally tax-exempt Shareholder has engaged in a borrowing or other similar transaction to acquire its Shares. A U.S. federally tax-exempt Shareholder may also recognize UBTI if the Fund were to recognize “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or taxable mortgage pools. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Foreign Shareholders

U.S. taxation of a Shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, or a foreign corporation (each, a “Foreign Shareholder”) as defined in the Code, depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any “excess inclusion income” allocated to the Foreign Shareholder), which tax is generally withheld from such distributions. Capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate), unless the Foreign Shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. In order to qualify for any reduction or exemption from U.S. withholding tax, a Foreign Shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP, or an acceptable substitute or successor form).

Any capital gain that a Foreign Shareholder realizes upon a repurchase of Shares or otherwise upon a sale or exchange of Shares will ordinarily be exempt from U.S. tax unless, in the case of a Foreign Shareholder that is a nonresident alien individual, the gain is U.S. source income and such Foreign Shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a Foreign Shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are reported by the Fund as undistributed capital gains, and any gains realized upon the sale or exchange of Shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations.

Corporate Foreign Shareholders may also be subject to the branch profits tax imposed by the Code.

In the case of a Foreign Shareholder, the Fund may be required to withhold U.S. federal income tax from distributions and repurchase proceeds that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate), unless the Foreign Shareholder certifies his foreign status under penalties of perjury or otherwise establishes an exemption in the manner discussed above.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Foreign Account Tax Compliance Act

The Fund is required under the Foreign Account Tax Compliance Act (“FATCA”) provisions of the Code to withhold U.S. tax (at a 30% rate) on payments of amounts treated as dividends for U.S. federal income tax purposes made to certain non-U.S. entities (including financial intermediaries) that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the Treasury of U.S.-owned foreign investment accounts unless various U.S. information reporting and diligence requirements (that are in addition to and significantly more onerous than, the requirement to deliver an applicable U.S. nonresident withholding tax certification form (e.g., IRS Form W-8BEN)) and certain other requirements have been satisfied. The information required to be reported includes the identity and taxpayer identification number of each account holder and transaction activity within the holder’s account. Persons located in jurisdictions that have entered into an intergovernmental agreement with the U.S. to implement FATCA may be subject to different rules. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Other Taxation

The foregoing represents a summary of the general tax rules and considerations affecting Shareholders and the Fund’s operations, and neither purports to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, other state, local, and foreign taxes, estate and inheritance taxes, or intangible property taxes, which may be imposed by various jurisdictions. The Fund also may be subject to additional state, local, or foreign taxes that could reduce the amounts distributable to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Shareholders should consult their own tax advisors regarding the state, local and foreign tax consequences of an investment in Shares and the particular tax consequences to them of an investment in the Fund. In addition to the particular matters set forth in this section, tax-exempt entities should carefully review those sections of this Prospectus and its related SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan, individual retirement account (“IRA”), Keogh plan, or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the Code (an “ERISA Plan”) should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions, and other standards.

The Board of Trustees may require an ERISA Plan proposing to invest in the Fund to represent that it, and any fiduciaries responsible for the ERISA Plan’s investments, are aware of and understand the Fund’s investment objectives, policies, and strategies; that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan; and that the decision to invest plan assets in the Fund is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and the Code, as applicable.

Certain prospective ERISA Plan investors may currently maintain relationships with the Advisers or one or more Investment Managers in which the Fund invests, or with other entities that are affiliated with the Advisers or such Investment Managers. Each of such persons may be deemed to be a party in interest to or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory, or other services. ERISA prohibits (and the Code penalizes) the use of ERISA Plan assets for the benefit of a party in interest, and also prohibits (and penalizes) an ERISA Plan fiduciary from using its position to cause such ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan Shareholders should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. Fiduciaries of ERISA Plan Shareholders may be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that are duly authorized to make such investment decisions, and that have not relied on any individualized advice of such affiliated persons, as a basis for the decision to invest in the Fund.

Employee benefit plans that are not subject to ERISA or the related provisions of the Code may be subject to other rules governing such plans, and such plans are not addressed above; fiduciaries of employee benefit plans that are not subject to ERISA, whether or not subject to the Code, should consult with their own counsel and other advisors regarding such matters.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

THE FUND’S SALE OF SHARES TO ERISA PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISERS, OR ANY OF ITS AFFILIATES, OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE SHARES, THAT SUCH INVESTMENT BY ANY ERISA PLAN MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO ERISA PLANS GENERALLY OR TO ANY PARTICULAR ERISA PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR ERISA PLANS GENERALLY OR FOR ANY PARTICULAR ERISA PLAN.

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office with cause only by action taken by a majority of the remaining Trustees (or, in the case of an Independent Trustee, only by action taken by a majority of the remaining Independent Trustees). The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

ADDITIONAL INFORMATION ABOUT THE FUND

Each Share represents a proportional interest in the assets of the Fund. Each Share has one vote at Shareholder meetings, with fractional Shares voting proportionally, on matters submitted to the vote of Shareholders. There are no cumulative voting rights. Shares do not have pre-emptive or conversion or redemption provisions.

INQUIRIES

Inquiries concerning the Fund and Shares (including information concerning subscription and repurchase procedures) should be directed to:

StepStone Group Private Wealth LLC

128 S Tryon St., Suite 1600

Charlotte, NC 28202

STEPSTONE GROUP PRIVATE WEALTH LLC PRIVACY POLICY

Data privacy is a primary concern for each of StepStone Group LP (“SSG”), StepStone Group Real Assets LP (“SIRA”), StepStone Group Real Estate LP (“SRE”), and StepStone Group Private Wealth LLC (“StepStone Private Wealth” or “SPW” and together with SSG, SIRA, and SRE, collectively, “StepStone”). This data privacy notice (the “Notice”) details StepStone’s practices for collecting and disclosing the personal information of clients and others, to both affiliates of SSG, SIRA, SRE, and SPW, and, as applicable, nonaffiliated third parties. Recipients of this Notice include, among others, current clients and investors, prospective clients, former clients, employees of managers with whom StepStone has conducted business, and employees of StepStone or any of StepStone’s affiliates (each a “Notice Recipient”). For purposes of this Notice, an affiliate is an entity that (i) controls SSG, SIRA, SRE, or SPW, (ii) is controlled by SSG, SIRA, SRE, or SPW, or (iii) is under common control with SSG, SIRA, SRE, or StepStone Private Wealth. Nonaffiliated third parties are parties who are not affiliates of any of SSG, SIRA, SRE, or SPW.

Confidentiality of Personal Information

StepStone maintains the confidentiality of nonpublic personal information that a Notice Recipient provides to it. StepStone maintains physical, electronic and procedural safeguards to guard a Notice Recipient’s nonpublic personal information. All third parties that handle information must agree to follow the standards for confidentiality that StepStone has established. In addition, all people who work for StepStone are trained to handle a Notice Recipient’s information properly in order to maintain its security, and only employees who need to know nonpublic personal information about a Notice Recipient to provide services to such Notice Recipient have access to such information.

Categories of Nonpublic Personal Information that StepStone Collects

StepStone collects nonpublic personal information about Notice Recipients from the following sources: (i) information it receives from Notice Recipients on applications or other forms; and (ii) information about Notice Recipients’ transactions with StepStone, its affiliates, or others.

StepStone is a data controller within the meaning of data protection legislation in force in the European Economic Area (“EEA”) and undertakes to hold any nonpublic personal information provided in accordance with EEA data protection legislation.

Nonpublic personal information will be used by StepStone for the following purposes:

●

to manage and administer holdings in StepStone managed or advised funds, separately managed accounts, advisory engagements and any related business relationships (and, in each case, the investments made pursuant thereto) on an ongoing basis in accordance with the terms agreed between a Notice Recipient and SSG, SIRA, SRE or SPW, as applicable;

●	to carry out statistical analysis and market research; and
●

to comply with legal and regulatory obligations applicable to the Notice Recipient, StepStone or its managed or advised funds, separately managed accounts, advisory engagements or any related business relationship with the Notice Recipient from time to time, including applicable anti-money laundering and counter terrorist financing legislation, investor qualification legislation and tax legislation.

The nonpublic personal information will only be used in connection with StepStone’s legitimate business interests and accordingly Notice Recipients’ specific consent is not required.

Disclosure of Nonpublic Personal Information to Affiliates

StepStone generally may share all of a Notice Recipient’s nonpublic personal information with StepStone’s affiliates; provided that such affiliates will be obligated to keep such nonpublic personal information confidential to the same extent as StepStone. StepStone shares information with its affiliates in order to serve its Notice Recipients better. If a Notice Recipient prefers that StepStone not disclose nonpublic personal information about such Notice Recipient to its affiliates, such Notice Recipient may opt out of those general disclosures; that is, such Notice Recipient may direct StepStone not to make such disclosures (other than disclosures permitted or required by applicable law or otherwise permitted by StepStone’s privacy policy). However, notwithstanding any such opt-out, StepStone will be permitted to disclose personal information to its affiliates to the extent necessary or appropriate for such affiliates to perform services for the benefit of the Notice Recipient.

Disclosure of Nonpublic Personal Information to Non-Affiliates

StepStone does not sell or market a Notice Recipient’s personal information to nonaffiliated third parties. StepStone’s intent is to respect the Notice Recipients’ expectations that their personal information will be kept confidential. However, in order to serve the Notice Recipients better, StepStone will disclose personal information to nonaffiliated third parties (including service providers to StepStone), but only to the extent necessary or appropriate for such third parties to perform services for the benefit of the Notice Recipient and only if StepStone believes that such personal information will be kept confidential by such third parties after such disclosure.

Additional Information About Categories of Nonpublic Personal Information that StepStone Discloses

Except as required by applicable law and described in this privacy notice, StepStone will not share any other nonpublic personal information about a Notice Recipient with its affiliates or nonaffiliated third parties.

Nonpublic Personal Information of Former Investors and Prospective Clients

This Notice and StepStone’s policy regarding treatment of nonpublic personal information of Notice Recipients also apply to former clients, business prospects, potential clients and current and former employees.

Disclosure of Nonpublic Personal Information outside the EEA

Nonpublic personal information may be transferred to countries which may not have the same or equivalent data protection laws as that required under EEA data protection legislation. Any such transfer will be made in compliance with applicable data protection legislation, and appropriate measures are in place to ensure this, such as entering into Model Contractual Clauses (as published by the European Commission). For more information on the means of transfer of data or a copy of the relevant safeguards, please contact us at privacy@stepstoneglobal.com.

Pursuant to EEA data protection legislation, investors have the right to object to processing of nonpublic personal information and a number of other rights which may be exercised in certain circumstances, i.e.:

●	the right of access to nonpublic personal information held;
●	the right to amend and rectify any inaccuracies in nonpublic personal information held;
●	the right to erase nonpublic personal information held;
●	the right to data portability of nonpublic personal information held; and
●	the right to request restriction of the processing of nonpublic personal information

These rights will be exercisable, subject to limitations as provided for in EEA data protection legislation. Any Notice Recipient may make a request to StepStone to exercise these rights by contacting us at privacy@stepstoneglobal.com.

Please note that nonpublic personal information may be retained by StepStone for the duration of a Notice Recipient’s investment or engagement with StepStone, and afterwards in accordance with StepStone’s legal and regulatory obligations, including but not limited to StepStone’s record retention policy.

For queries, requests or comments in respect of this Notice, or the way in which StepStone uses nonpublic personal information, please contact us at privacy@stepstoneglobal.com. Note that Notice Recipients have the right to lodge a complaint with the appropriate regulator.

Changes to Privacy Policy

StepStone may modify its privacy policy at any time.

Investors should rely only on the information contained in this prospectus. No dealer, salesperson or other individual has been authorized to give any information or to make any representations that are not contained in this prospectus. If any such information or statements are given or made, investors should not rely upon such information or representations. This prospectus does not constitute an offer to sell any securities other than those to which this prospectus relates, or an offer to sell to, or a solicitation of an offer to buy from, any person in any jurisdiction where such an offer or solicitation would be unlawful. This prospectus speaks as of the date set forth below. Investors should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

Preliminary Statement of Additional Information

Dated June 20, 2023

Subject to Completion

The information in this preliminary statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

STEPSTONE PRIVATE INFRASTRUCTURE FUND

Class T Shares

Class S Shares

Class D Shares

Class I Shares

[ ]

STATEMENT OF ADDITIONAL INFORMATION

128 S Tryon St., Suite 1600

Charlotte, NC 28202

(704) 215-4300

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus (“Prospectus”) of StepStone Private Infrastructure Fund (the “Fund”) dated [ ]. A copy of the Prospectus may be obtained by contacting the Fund at the telephone number or address set forth above.

Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

INVESTMENT POLICIES, PRACTICES AND RISKS

The Fund is a non-diversified, closed-end management investment company operated as an interval fund. The Fund was organized as a Delaware statutory trust on December 5, 2022. The Fund offers four separate classes of shares of beneficial interest (“Shares”) designated as Class T (“Class T Shares”), Class S (“Class S Shares”), Class D (“Class D Shares”), and Class I (“Class I Shares”) only to Eligible Investors. Class T Shares, Class S Shares, Class D Shares, and Class I Shares are subject to different fees and expenses. The Fund’s strategy involves investing in a range of private infrastructure assets across multiple sponsors and investment types. The portfolio will consist of private infrastructure investments that vary across industry sectors and geographies. The Fund intends to make investments in equity and debt interests across a variety of private infrastructure investments within areas such as transportation and logistics, renewables and energy, communications/digital infrastructure, utilities, social infrastructure, natural capital and other real assets that provide necessary services to society. These private infrastructure investments will be made through private transactions that are exempt from registration under the Securities Act and will not be made in governmental entities; collectively, these private infrastructure investments are referred to as “Infrastructure Assets.” Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowing for investment purposes, in Infrastructure Assets. For purposes of this 80% threshold, the Fund will include (i) investments in specific Infrastructure Assets, (ii) investments in companies that invest primarily in Infrastructure Assets and (iii) investments in Investment Funds that invest primarily in Infrastructure Assets.

In select cases, the Fund may allocate a portion of its investments to other private market asset classes, including but not limited to real estate, private equity and private debt. Infrastructure Assets, along with all other forms of private assets in which the Fund may invest, are broadly referred to as “Private Market Assets.”

StepStone Group Private Wealth LLC serves as the Fund’s investment adviser (“StepStone Private Wealth”, “SPW” or the “Adviser”), and StepStone Group Real Assets LP serves as the Fund’s investment sub-adviser (“StepStone” or the “Sub-Adviser,” and together with the Adviser, the “Advisers”). The investment objectives and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund, are listed below. As defined by the 1940 Act, as amended (the “1940 Act”), the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Fund’s Shareholders duly called, (a) of 66-2/3% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The Fund may not:

(1)      invest 25% or more of the value of its total assets in the securities, other than U.S. Government securities, of issuers engaged in any single industry (for purposes of this restriction, the Fund’s investments in Private Market Assets are not deemed to be investments in a single industry); provided, however, that the Fund will, in normal circumstances, invest more than 25% of the value of its total assets at the time of purchase in Infrastructure Assets. To the extent that the Fund’s investments in Private Market Assets are investments in a single industry, such investments will comply with this restriction;

(2)      borrow money, except to the extent permitted by the 1940 Act (which currently limits borrowing to no more than 33- 1/3% of the value of the Fund’s total assets);

(3)      issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets);

(4)      underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities;

(5)      make loans to other persons, except that (i) the Fund will not be deemed to be making a loan to the extent that the Fund makes debt investments in accordance with its stated investment strategies; (ii) the Fund may take short positions in any security or financial instrument; and (iii) the Fund may lend its portfolio securities in an amount not in excess of 331 /3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law; or

(6)      purchase or sell commodities or commodity contracts, except that it may purchase and sell non-U.S. currency, options, futures and forward contracts, including those related to indices, swaps and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

2

Other Fundamental Policies

The Fund may invest in real estate or interests in real estate, securities that are secured by or represent interests in real estate (e.g., mortgage loans evidenced by notes or other writings defined to be a type of security), mortgage-related securities or investing in companies engages in the real estate business or that has a significant portion of their assets in real estate (including real estate investment trusts).

In addition, the Fund has adopted a fundamental policy that it will make quarterly repurchase offers pursuant to Rule 23c- 3 under the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the Shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (as defined in the Prospectus), or the next business day if the 14th day is not a business day.

With respect to these investment restrictions and other policies described in this SAI or the Prospectus (except the Fund’s policy on borrowings set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund’s investment policies and restrictions do not apply to the activities and transactions of Private Market Assets in which assets of the Fund are invested.

Other Risks

The following disclosure supplements the disclosure set forth under the caption “Types of Investments and Related Risks” in the Prospectus and does not, by itself, present a complete or accurate explanation of the matters disclosed. Prospective investors must refer also to “Types of Investments and Related Risks” in the Prospectus for a complete presentation of the matters disclosed below.

Substantial Fees and Expenses. The Fund will allocate to multiple Investment Funds. A Shareholder in the Fund that meets the eligibility conditions imposed by one or more Investment Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could potentially invest directly in primaries of such Investment Funds. By investing in the Investment Funds through the Fund, a Shareholder in the Fund will bear a portion of the Management Fee and other expenses of the Fund. A Shareholder in the Fund will also indirectly bear a portion of the asset-based management fees, carried interests or incentive allocations (which are a share of an Investment Fund’s returns which are paid to the Investment Manager) and fees and expenses borne by the Fund as an investor in the Investment Funds. Although not part of the Fund’s primary strategy, to the extent that the Fund invests in an Investment Fund that is itself a “fund of funds,” the Fund will bear a third layer of fees. These layered fees may result in higher Fund fees and expenses than if the Fund invested in other types of securities. Each Investment Manager receives any incentive-based allocations to which it is entitled irrespective of the performance of the other Investment Funds and the Fund generally. As a result, an Investment Fund with positive performance may receive compensation from the Fund, even if the Fund’s overall returns are negative.

Incentive Allocation Arrangements. Investment Managers of an Investment Fund may receive a performance fee, carried interest or incentive allocation generally equal to 20% of the net profits earned by the Investment Fund that it manages, typically subject to a preferred return. These performance incentives may create an incentive for the Investment Managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance fee, carried interest, or incentive allocation.

Control Positions. Private Market Assets may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject the Private Market Assets to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved adversely to the Private Market Asset, the Fund likely would suffer losses on its investments.

Inadequate Return. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Shareholders should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Inside Information. From time to time, the Fund or its affiliates may come into possession of material, non-public information concerning an entity in which the Fund has invested or proposes to invest. Possession of that information may limit the ability of the Fund to buy or sell securities of the entity.

Recourse to the Fund’s Assets. The Fund’s assets, including any investments made by the Fund and any interest in the Private Market Assets held by the Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

3

Possible Exclusion of a Shareholder Based on Certain Detrimental Effects. The Fund may repurchase Shares held by a Shareholder or other person acquiring Shares from or through a Shareholder, if:

●

the Shares have been transferred or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the Shareholder or with the consent of the Fund;

●

ownership of the Shares by the Shareholder or other person likely will cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

●

continued ownership of the Shares by the Shareholder or other person may be harmful or injurious to the business or reputation of the Fund, the Board of Trustees, the Advisers or any of their affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

●	any of the representations and warranties made by the Shareholder or other person in connection with the acquisition of the Shares was not true when made or has ceased to be true;

●

the Shareholder is subject to special regulatory or compliance requirements, such as those imposed by the U.S. Bank Holding Company Act of 1956, as amended, certain Federal Communications Commission regulations, or ERISA (as hereinafter defined) (collectively, “Special Laws or Regulations”), and the Fund determines that the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold the Shares; or

●	the Fund, the Adviser or the Board of Trustees determine that the repurchase of the Shares would be in the best interest of the Fund.

The effect of these provisions may be to deprive an investor in the Fund of an opportunity for a return even though other investors in the Fund might enjoy such a return.

Limitations on Transfer; Shares Not Listed; No Market for Class T, Class S, Class D, or Class I Shares. The transferability of Shares is subject to certain restrictions contained in the Fund’s Agreement and Declaration of Trust and is affected by restrictions imposed under applicable securities laws. Shares are not traded on any national securities exchange or other market. No market currently exists for Class T, Class S, Class D, or Class I Shares, and the Fund contemplates that one will not develop. The Shares are, therefore, not readily marketable. The Fund intends to conduct quarterly offers at NAV to repurchase between 5% and 25% of its outstanding Shares, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements. In connection with any given quarterly repurchase offer, the Fund currently intends to repurchase 5% of its outstanding Shares. Although the Adviser and the Fund expect to recommend to the Board of Trustees that the Fund offer to repurchase Shares quarterly, no assurances can be given that the Fund will do so. Consequently, Class T, Class S, Class D, and Class I Shares should only be acquired by investors able to commit their funds for an indefinite period of time.

Closed-end Fund; Liquidity Risks. The Fund is a non-diversified closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV.

Repurchase Risks. The Fund has no obligation to repurchase Shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion. With respect to any future repurchase offer, Shareholders repurchasing must do so by a date specified in the notice describing the terms of the repurchase offer (the “Shareholder Notification”). The Shareholder Notification generally will be approximately 21 to 42 days prior to the date as of which the Shares to be repurchased are valued by the Fund (the “Repurchase Request Deadline”). Shareholders that request to repurchase any Shares will not know the price at which such Shares will be repurchased until the Fund’s NAV as of the Repurchase Request Deadline is able to be determined, which determination is expected to be able to be made in the month following that of the Repurchase Request Deadline (the “Repurchase Pricing Date”). It is possible that during the time period between the Shareholder Notification date and the Repurchase Request Deadline, general economic and market conditions, or specific events affecting one or more underlying Private Market Assets, could cause a decline in the value of Shares in the Fund. Moreover, because the Shareholder Notification date will be substantially in advance of the Repurchase Pricing Date, Shareholders who tender Shares of the Fund for repurchase will receive their repurchase proceeds soon after the Shareholder Notification date and will not know the amount of such proceeds prior to making a decision. In no case will the Fund make full payment of all consideration offered in the repurchase offer later than seven (7) days after the Repurchase Pricing Date.

4

Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund’s schedule for repurchase offers and submit repurchase requests accordingly. In addition, the Fund’s investments in Private Market Assets are subject to lengthy lock-up periods where the Fund will not be able to dispose of such investments except through secondary transactions with third parties, which may occur at a significant discount to NAV and which may not be available at any given time. There is no assurance that third parties will engage in such secondary transactions, and the Fund may require and be unable to obtain the consents to transfer that may be required from Investment Managers, the issuers of a Co-Investment, or other investors in a Co-Investment needed to effect such transactions. Such parties may have no incentive to grant such consents. The Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Private Market Assets in a timely manner. See “Investment Policies, Practices and Risks – Mandatory Redemptions.”

Substantial Repurchases. Substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares.

To the extent the Fund obtains repurchase proceeds by disposing of its interest in certain Private Market Assets, the Fund will thereafter hold a larger proportion of its assets in the remaining Private Market Assets, some of whose interests at times may be less liquid or illiquid. This could adversely affect the ability of the Fund to fund subsequent repurchase requests of Shareholders or to conduct future repurchases at all. In addition, after giving effect to such dispositions, the remaining Private Market Assets may not reflect the Advisers’ ideal judgments as to the desired portfolio composition of the Fund’s Private Market Assets, in that the Fund’s performance may be tied to the performance of fewer Private Market Assets and/or may not reflect the Advisers’ judgment as to the Fund’s optimal exposure to particular asset classes or investment strategies. These consequences may be particularly applicable if the Fund received requests to repurchase substantial amounts of Shares and may have a material adverse effect on the Fund’s ability to achieve its investment objectives and the value of the Shares. In addition, substantial repurchases of Shares could result in a sizeable decrease in the Fund’s net assets, resulting in an increase in the Fund’s total annual operating expense ratio.

Special Tax Risks. Special tax risks are associated with an investment in the Fund. The Fund intends to satisfy the requirements each taxable year necessary to qualify as a “regulated investment company” or “RIC” under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. Each of these ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Fund obtain information from the Investment Funds in which the Fund is invested. However, Investment Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund’s income and the diversification of its assets, and otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of Investment Funds in which the Fund can invest. Furthermore, although the Fund expects to receive information from each Investment Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information.

If before the end of any quarter of its taxable year, the Fund believes that it may fail any of the asset diversification requirements, the Fund may seek to take certain actions to avert such a failure. However, certain actions typically taken by RICs to avert such a failure (e.g., the disposition of assets causing the diversification discrepancy) may be difficult for the Fund to pursue because the Fund may be unable to liquidate its interest in an Infrastructure Asset promptly. While the Code ordinarily affords the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to liquidate a specific asset may limit utilization of this cure period.

If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders. In addition, all distributions (including distributions of net capital gain) to Shareholders would be characterized as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Fund’s Shares and the amount of the Fund’s distributions.

Additional Tax Considerations; Distributions to Shareholders and Potential Fund-Level Tax Liabilities. The Fund expects to distribute substantially all of its investment company taxable income and net capital gains to Shareholders. These distributions are respectively characterized as ordinary dividend income or long-term capital gain when distributed as dividends for U.S. federal income tax purposes to Shareholders. The Fund will inform Shareholders of the amount and character of its distributions to Shareholders. See “Tax Aspects” below for more information. If the Fund distributes (or is deemed to have distributed) in respect of any calendar year less than an amount at least equal to the sum of 98% of its calendar year ordinary income (taking into account certain deferrals and elections), 98.2% of its capital gain net income (determined on the basis of a one-year period ended on October 31 of such calendar year, and adjusted for certain ordinary losses), plus any such amounts that were not distributed in previous calendar years, then the Fund will generally be subject to a nondeductible 4% excise tax with respect to the Fund’s undistributed amounts. The Fund will not be subject to this excise tax on any amount which the Fund incurred an entity-level U.S. federal income tax.

5

For U.S. federal income tax purposes, the Fund is required to recognize taxable income in some circumstances in which the Fund does not receive a corresponding payment in cash and to make distributions with respect to such income to maintain its qualification as a RIC. Under such circumstances, the Fund may have difficulty meeting the annual distribution requirement necessary to maintain its qualification as a RIC. As a result, the Fund may have to sell some of its investments at times and/or at prices that the Advisers would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify as a RIC and thus become subject to corporate-level income tax.

In addition, the Fund may invest in Investment Funds located outside of the U.S. or other non-U.S. portfolio company or entities which may be considered passive foreign investment companies (“PFICs”) or controlled foreign corporations (“CFCs”) for U.S. federal income tax purposes. As a result, the Fund may, in a particular taxable year, be required to make ordinary income distributions in excess of the net economic income from such investments with respect to such taxable year. Under applicable final Treasury regulations, certain income derived by the Fund from a CFC or a PFIC with respect to which the Fund has made a qualified electing fund (“QEF”) election would generally constitute qualifying income for purposes of determining the Fund’s ability to be subject to tax as a RIC to the extent the CFC or the PFIC makes current distributions of that income to the Fund or the included income is derived with respect to the Fund’s business of investing in stocks and securities. As such, the Fund may be restricted in its ability to make QEF elections with respect to the Fund’s holdings in Investment Funds and other issuers that could be treated as PFICs or implement certain restrictions with the respect to any Investment Funds or other issuers that could be treated as CFCs in order to limit the Fund’s tax liability or maximize the Fund’s after-tax return from these investments. Moreover, income or gain from such Investment Funds or other entities may be subject to non-U.S. withholding or other taxes. Any such withholding or other taxes would reduce the return on the Fund’s investment in such Investment Funds and thus on the Shareholders’ investment in the Fund. See “Tax Aspects.”

Lack of Financial Reporting Related to Non-U.S. Investments; Adverse Non-U.S. Taxes. The Fund may invest indirectly through Investment Funds in non-U.S. entities. Because non-U.S. entities are not subject to uniform reporting standards, practices and disclosure comparable with those applicable to U.S. companies, there may be different types of, and lower quality, information available about non-U.S. companies. In particular, the assets and profits appearing on the financial statements of a company may not reflect its financial position or results of operation in the way they would be reflected had such financial statements been prepared in accordance with the U.S. generally accepted accounting principles. This limitation may be particularly true for private equity investments, where there may be little or no publicly available information about private companies. In addition, financial data related to non-U.S. investments may be affected by both inflation and local accounting standards and may not accurately reflect the real condition of companies and securities markets. Moreover, the Fund and its Shareholders may be subject to tax, reporting and other filing obligations in non-U.S. jurisdictions in which non-U.S. companies reside or operate.

Regulatory Change. Legal and regulatory changes could occur during the term of the Fund, which may materially adversely affect the Fund. The regulation of the U.S. and non-U.S. securities, derivatives and futures markets and investment funds such as the Fund has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended (the “Dodd-Frank Act”) was signed into law in July 2010. The Dodd-Frank Act contains changes to the existing regulatory structure in the United States and is intended to establish rigorous oversight standards to protect the U.S. economy and American consumers, investors and businesses. The Dodd-Frank Act requires additional regulation of private equity fund managers, including requirements for such managers to register as investment advisers under the Advisers Act, and to disclose various information to regulators about the positions, counterparties and other exposures of the private equity funds managed by such managers.

The Dodd-Frank Act significantly alters the regulation of commodity interests and comprehensively regulates the OTC derivatives markets for the first time in the U.S. Provisions in the new law include: new registration requirements with the SEC and/or the CFTC, recordkeeping, capital, and margin requirements for “swap dealers” and “major swap participants” as determined by the new law and applicable regulations, and the requirement that certain standardized OTC derivatives, such as interest rate swaps, be executed in regulated markets and submitted for clearing through regulated clearinghouses. OTC derivatives transactions traded through clearinghouses will be subject to margin requirements set by clearinghouses and possibly to additional requirements set by the SEC and/or the CFTC. Regulators also have discretion to set margin requirements for OTC derivative transactions that do not take place through clearinghouses. OTC derivatives dealers will be required to post margin to the clearinghouses through which they clear their customer trades instead of using such margin in their operations as they are currently permitted to do. This will increase the dealers’ costs and may be passed through to other market participants, such as an Investment Fund, in the form of higher fees or spreads and less favorable dealer valuations.

The CFTC, along with the SEC and other U.S. federal regulators, has been tasked with developing the rules and regulations enacting the provisions noted above. The Dodd-Frank Act and the rules already promulgated or to be promulgated thereunder may negatively impact the ability of an Investment Fund and, in turn, the Fund, to meet its investment objectives either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on an Investment Fund or its counterparties may impact an Investment Fund’s ability to invest in a manner that most efficiently meets its investment objectives, and

6

new requirements, including capital and mandatory clearing, may increase the cost of the Investment Fund’s investments and doing business.

The effect of the Dodd-Frank Act or other regulatory change on the Fund and/or Investment Funds, while impossible to predict, could be substantial and adverse. In addition, the practice of short selling has been the subject of numerous temporary restrictions, and similar restrictions may be promulgated at any time. Such restrictions may adversely affect the returns of Investment Funds that utilize short selling. Certain tax risks associated with an investment in the Fund are discussed in “Tax Aspects.”

The Fund has an exemption from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”). Therefore, neither the Fund nor the Adviser (with respect to the Fund) is subject to registration or regulation as a commodity pool or CPO, respectively, under the CEA. If the exemption no longer applies, to the extent the Fund is not otherwise eligible to claim an exclusion from regulation by the CFTC, the Fund will operate subject to CFTC regulation. If the Adviser and the Fund become subject to CFTC regulation, as well as related National Futures Association rules, the Fund may incur additional compliance and other expenses.

The impact of changes in legislation, if any, on shareholders, the Fund, and the entities through which the Fund invests is uncertain. Prospective investors are urged to consult their tax advisors regarding an investment in the Fund.

Under Rule 18f-4, the Fund is required to trade derivatives and other transactions that potentially create senior securities (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk (“VaR”) leverage limit, certain other testing and derivatives risk management program requirements and requirements related to board reporting. These requirements applies unless the Fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4. Reverse repurchase agreements and similar financing transactions continue to be subject to the asset coverage requirements, and a fund trading reverse repurchase agreements needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio (unless the fund treats such agreements and transactions as derivatives for all purposes under the rule). Reverse repurchase agreements and similar financing transactions will not be included in the calculation of whether the Fund is a limited derivatives user (unless the Fund determines to treat such agreements and transactions as “derivative transactions” for all purposes under the rule), but if the Fund is subject to the VaR testing, reverse repurchase agreements and similar financing transactions will be included for purposes of such testing. In addition, under Rule 18f-4, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a nonstandard settlement cycle, and the transaction will be deemed not to involve a “senior security,” provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date). The Fund may otherwise engage in such transactions that do not meet these conditions so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with Rule 18f-4. Furthermore, under Rule 18f-4, the Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the limits on borrowings as described in the “Investment Program—Leverage” section above, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. The SEC also provided guidance in connection with the rule regarding the use of securities lending collateral that may limit the Fund’s securities lending activities. These requirements may limit the Fund’s ability to use derivatives and reverse repurchase agreements and similar financing transactions as part of the Fund’s investment strategies.

Indemnification of Investment Funds, Investment Managers and Others. The Fund may agree to indemnify certain of the Private Market Assets and their respective managers, officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Private Market Assets. If the Fund were required to make payments (or return distributions) in respect of any such indemnity, the Fund could be materially adversely affected. Indemnification of sellers of secondaries may be required as a condition to purchasing such securities.

Other Investment Companies. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objectives and permissible under the 1940 Act. Under one provision of the 1940 Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (iii) more than 5% of the Fund’s total assets would be invested in any one investment company. In some instances, the Fund may invest in an investment company in excess of these limits. For example, the Fund may invest in other registered investment companies, such as mutual funds, closed-end funds and exchange-traded funds, and in business development companies (“BDCs”) in excess of the statutory limits imposed by the 1940 Act in reliance on Rule 12d1-4 under the 1940 Act. These investments would be subject to the applicable conditions of Rule 12d1-4, which in part would affect or otherwise impose certain limits on the investments and operations of the underlying fund. Accordingly, if the Fund serves as an “underlying fund” to another investment company, the Fund’s ability to invest in other investment companies, private funds and other investment vehicles may be limited and, under these circumstances, the Fund’s investments in other investment companies, private funds and other investment vehicles will be consistent with applicable law and/or exemptive relief obtained from the SEC. The

7

Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund.

Limited Operating History of Fund Investments. Many of our Private Market Assets may have limited operating histories, and the information the Fund will obtain about such investments may be limited. As such, the ability of the Advisers to evaluate past performance or to validate the investment strategies of such Investment Funds will be limited.

Limitations on Performance Information. Performance of Private Market Assets are difficult to measure and therefore such measurements may not be as reliable as performance information for other investment products because, among other things: (i) there is often no market for underlying investments, (ii) Private Market Assets take years to achieve a realization event and are difficult to value before realization, (iii) Private Market Assets are made over time as capital is drawn down from investments, (iv) the performance record of Fund Investments are not established until the final distributions are made, which may be 10-12 years or longer after the initial closing and (v) industry performance information for Fund Investments may be skewed upwards due to survivor bias lack of reporting by underperforming managers.

Reverse Repurchase Agreements. Reverse repurchase agreements involve a sale of a security by an Investment Fund to a bank or securities dealer and the Investment Fund’s simultaneous agreement to repurchase the security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Fund. Reverse repurchase transactions are a form of leverage that may also increase the volatility of an Investment Fund’s investment portfolio.

Dilution. The Fund may accept additional subscriptions for Shares as determined by the Board, in its sole discretion. Additional purchases will dilute the indirect interests of existing Shareholders in the Fund’s investments prior to such purchases, which could have an adverse impact on the existing Shareholders’ interests in the Fund if subsequent investments underperform the prior investments.

MANAGEMENT OF THE FUND

The Trustees supervise the Fund’s affairs under the laws governing statutory trusts in the State of Delaware. The Trustees have approved the contracts under which certain companies provide essential management, administrative and shareholder services to the Fund.

Trustees and Officers

The Board of the Fund consists of five Trustees. Three Trustees have no affiliation or business connection with the Advisers or any of their affiliated persons and do not own any stock or other securities issued by the Advisers. These are the “non-interested” or “Independent Trustees.” The other two Trustees (the “Interested Trustees”) are affiliated with the Advisers. The biographies of each Trustee are described below.

Board Structure and Oversight Function

The Board’s leadership structure features a “Chairperson” and the “Board Committees” described below. The Chairperson participates in the preparation of the agenda for meetings of the Board and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Fund between meetings.

The Board of Trustees operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the Fund and Shareholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Fund’s activities and associated risks. The Board of Trustees has established three standing committees: the “Audit Committee,” the “Nominating and Governance Committee” and the “Independent Trustees Committee.” The Audit Committee, the Nominating and Governance Committee, and the Independent Trustees Committee are comprised exclusively of Independent Trustees. Each committee charter governs the scope of the committee’s responsibilities with respect to the oversight of the Fund. The responsibilities of each committee, including their oversight responsibilities, are described further under “Independent Trustees and the Committees.”

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board of Trustees oversees these risks as part of its broader oversight of the Fund’s affairs through various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address various risks to the Fund. In addition, appropriate personnel, including but not limited to the Fund’s Chief Compliance Officer, members of the Fund’s administration and accounting teams, representatives from the Fund’s independent registered public accounting firm, the Fund’s Treasurer and portfolio management personnel and independent valuation and brokerage evaluation service providers, make regular reports regarding the Fund’s activities and related risks to the Board of Trustees and the committees, as appropriate. These reports include, among others, quarterly

8

performance reports and risk reports and discussions with members of the risk teams relating to each asset class. The Board’s committee structure allows separate committees to focus on different aspects of risk and the potential impact of these risks on the Fund and then report back to the full Board. In between regular meetings, Fund officers also communicate with the Trustees regarding material exceptions and items relevant to the Board’s risk oversight function.

The Board recognizes that it is not possible to identify all of the risks that may affect the Fund, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect the Fund. Moreover, the Board recognizes that it may be necessary for the Fund to bear certain risks (such as investment risks) to achieve its investment objectives.

As needed between meetings of the Board, the Board, or a specific committee, receives and reviews reports relating to the Fund and engages in discussions with appropriate parties relating to the Fund’s operations and related risks.

Independent Trustees

The Fund seeks as Trustees individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Trustee was and continues to be qualified to serve as Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Trustee, including those enumerated in the table below, the Board has determined that each of the Trustees is qualified to serve as a Trustee of the Fund. In addition, the Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Fund and protecting the interests of Shareholders. Information about the Fund’s committees is provided below under “Independent Trustees and the Committees.”

The Trustees of the Fund, their birth years, addresses, positions held, lengths of time served, their principal business occupations during the past five years, the number of portfolios in the “Fund Complex” (defined below) currently overseen by each Independent Trustee and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Advisers and any registered funds that have an adviser that is an affiliate of the Advisers.

Name, Address and Birth Year	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex**
Independent Trustees
Harold Mills c/o StepStone Group Private Wealth LLC 128 S Tryon St., Suite 1600 Charlotte, NC 28202 Birth Year: 1970	Trustee	Indefinite Length — Since Inception	CEO, VMD Ventures (since 2016); CEO, ZeroChaos (2000 – 2017)	3	None

Tracy Schmidt c/o StepStone Group Private Wealth LLC 128 S Tryon St., Suite 1600 Charlotte, NC 28202 Birth Year: 1957	Trustee	Indefinite Length — Since Inception	Founder, Morning Star Advisory, LLC (consulting and advisory services) (since 2018), Enterprise Chief Financial Officer, Group President of Alternative Investments and Chief Operating Officer, CNL Financial Group (2004 – 2018)	3	None

9

Name, Address and Birth Year	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex**

Ron Sturzenegger c/o StepStone Group Private Wealth LLC 128 S Tryon St., Suite 1600 Charlotte, NC 28202 Birth Year: 1960	Trustee	Indefinite Length — Since Inception	Enterprise Business & Community Engagement Executive, Bank of America (2014 – 2018); Legacy Asset Servicing (LAS) Executive, Bank of America (2011—2015)	3	Director of KBS Real Estate Investment Trust II, Inc. (since 2019), and KBS Real Estate Investment Trust III, Inc. (since 2019)

*	Each Trustee serves an indefinite term, until his or her successor is elected.

**	This includes any directorships at public companies and registered investment companies held by the Trustee over the past five years.

The Trustees who are affiliated with the Advisers or affiliates of the Advisers (as set forth below) and their age, address, positions held, length of time served, principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Interested Trustee and the other directorships, if any, held by each Interested Trustees, are shown below.

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex**
Interested Trustees
Tom Sittema c/o StepStone Group Private Wealth LLC 128 S Tryon St., Suite 1600 Charlotte, NC 28202 Birth Year: 1958	Chairperson of the Board of Trustees	Indefinite Length — Since Inception	Executive Chairman, StepStone Group Private Wealth LLC (Since 2020); Managing Director, RiverBridge Capital (Since 2018)	3	None

Bob Long c/o StepStone Group Private Wealth LLC 128 S Tryon St., Suite 1600 Charlotte, NC 28202 Birth Year: 1962	Trustee	Indefinite Length — Since Inception	CEO, StepStone Group Private Wealth LLC (Since 2019); Vice Chairman/ President, Star Mountain Capital (2016-2018)	3	None

*	Each Trustee serves an indefinite term, until his or her successor is elected.

10

**	This includes any directorships at public companies and registered investment companies held by the Trustee over the past five years.

The executive officers of the Fund, their birth years, addresses, positions held, lengths of time served and their principal business occupations during the past five years are shown below.

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Executive Officers
Bob Long c/o StepStone Group Private Wealth LLC 128 S Tryon St., Suite 1600 Charlotte, NC 28202 Birth Year: 1962	President and Principal Executive Officer	Indefinite Length — Since Inception	See above

Kimberly Zeitvogel c/o StepStone Group Private Wealth LLC 128 S Tryon St., Suite 1600 Charlotte, NC 28202 Birth Year: 1971	Treasurer and Principal Financial Officer	Indefinite Length — Since Inception	Managing Director of Finance, StepStone Group Private Wealth LLC (Since 2020); Vice President of Finance, Millennium Advisors, LLC (2018- 2020)

Chris Ancona c/o StepStone Group Private Wealth LLC 128 S Tryon St., Suite 1600 Charlotte, NC 28202 Birth Year: 1976	Chief Compliance Officer	Indefinite Length — Since Inception	Deputy CCO, StepStone Group LP (Since 2021); CCO and Counsel, Greenspring Associates (2019-2021); CCO, Man Numeric (2017-2019)

*	Each officer serves an indefinite term, until his or her successor is elected.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Advisers) as of [ ], is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund(1), (2)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1), (2), (3)
Independent:
Harold Mills	None	Over $100,000
Tracy Schmidt	None	Over $100,000
Ron Sturzenegger	None	Over $100,000

Name of Trustee	Dollar Range of Equity Securities in the Fund(1), (2)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1), (2), (3)
Interested:
Tom Sittema	None	Over $100,000
Bob Long	None	Over $100,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or Over $100,000.
(2)	Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

11

(3)

The Family of Investment Companies is defined as any two or more registered investment companies that (a) share the same investment adviser or principal underwriter; and (b) hold themselves out to investors as related companies for purposes of investment and investor services.

As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities of an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

As of [ ], all Trustees and Officers of the Fund, as a group, owned less than 1% of the outstanding Shares of the Fund.

Independent Trustees and the Committees

Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Board has three committees: the Audit Committee, the Nominating and Governance Committee, and the Independent Trustees Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing fund performance; overseeing on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

The Board of Trustees has a separately-designated standing Audit Committee. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund’s independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund’s system of internal controls; and reviewing the valuation process. The Fund has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of the Fund are Harold Mills, Tracy Schmidt and Ron Sturzenegger. None of the members of the Fund’s Audit Committee is an “interested person,” as defined under the 1940 Act, of the Fund (with such disinterested Trustees being “Independent Trustees” or individually, “Independent Trustee”). Each Independent Trustee is also “independent” from the Fund under the listing standards of the New York Stock Exchange, Inc. (“NYSE”). The Chairperson of the Audit Committee of the Fund is Tracy Schmidt.

The Board also has a Nominating and Governance Committee. The members of the Nominating and Governance Committee of the Fund are Harold Mills, Tracy Schmidt and Ron Sturzenegger, each of whom is an Independent Trustee. The Chairperson of the Nominating and Governance Committee is Harold Mills. The Nominating and Governance Committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund’s Independent Trustees as candidates for election as Independent Trustees, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Board and any Board committees and oversees periodic evaluations of the Board and its committees.

The Fund’s Nominating and Governance Committee recommends qualified candidates for nominations as Independent Trustees. Persons recommended by the Fund’s Nominating and Governance Committee as candidates for nomination as Independent Trustees shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law or regulation. While the Nominating and Governance Committee expects to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund’s Board as they deem appropriate, they will consider nominations from Shareholders to the Board. Nominations from Shareholders should be in writing and sent to the Nominating and Governance Committee as described below under “Shareholder Communications.”

The Board also has an Independent Trustees Committee. The members of the Independent Trustees Committee of the Fund are Harold Mills, Tracy Schmidt and Ron Sturzenegger, each of whom is an Independent Trustee. The Chairperson of the Independent Trustees Committee is Ron Sturzenegger. The Independent Trustees Committee will review and approve, to the extent required, co-investment transactions entered into by the Fund and affiliated funds in accordance with the terms and conditions of the Fund’s co-investment exemptive relief. The Independent Trustees Committee is responsible for assessing the flow of information between our management and the Board and overseeing the annual approval process of the Advisory Agreement, Sub-Advisory Agreement and the Administration Agreement.

12

Experience, Qualifications and Attributes

The Board has concluded, based on each Trustee’s experience, qualifications and attributes that each Board member should serve as a Trustee. Following is a brief summary of the information that led to and/or supports this conclusion.

Biographies

Harold Mills

Harold Mills is a Trustee of StepStone Private Infrastructure Fund. Mr. Mills is an experienced entrepreneur and is currently the CEO of VMD Ventures, which focuses on investments in entrepreneurs in a variety of technology and service industries.

Prior to VMD Ventures, Mr. Mills was the Chairman and CEO of ZeroChaos, a leading workforce management company which grew to a multibillion-dollar company with operations globally. Prior to ZeroChaos, Mr. Mills held various executive positions in general management and corporate development with leading solutions companies, including, HR technology companies and telecom companies. Mr. Mills also served as the general manager of one of AT&T’s emerging technology business units. Mr. Mills began his career holding several management positions at General Electric.

Mr. Mills graduated from Purdue University and Harvard Business School. Mr. Mills serves on the boards of Guidewell and Florida Blue, Rollins College, University of Central Florida, Dr. Phillips Performing Arts Center, LIFT Orlando and is the past chair of the Federal Reserve Bank (Jacksonville Branch). He is also a Henry Crown Fellow, member of the Aspen Global Leadership Network and was honored as the EY Entrepreneur of the Year.

Tracy Schmidt

Tracy Schmidt is a Trustee of StepStone Private Infrastructure Fund. Mr. Schmidt is a seasoned executive with over 40-years’ experience in investment management, logistics, finance, operations and administration. Mr. Schmidt is the founder of Morning Star Advisory, LLC where he provides advisory and consulting services to multi-generational families and companies primarily in the logistics and supply chain space. Mr. Schmidt is also co-founder and managing partner of Steward CW Holdings, LLC whose focus is to develop and operate a network of automated express car washes.

Prior to founding his current advisory business, Mr. Schmidt served as CNL Financial Group’s Enterprise Chief Financial Officer, Group President of Alternative Investments and Chief Operating Officer, overseeing and providing strategic leadership for the organization’s financial affairs and the alternative investments platform. Before joining CNL Financial Group, Mr. Schmidt served in various roles at FedEx Express including Senior Vice President and Chief Financial Officer. Early in his career, Mr. Schmidt served as a staff auditor at Ernst & Whinney.

Mr. Schmidt graduated from Christian Brothers University. Mr. Schmidt is an advisor, director and chair of the audit committee and member of the risk and executive committees of Gordon Food Service Holdings, Inc., a director of Pinnacle Realty Services, Inc. and a former director of the United States Chamber of Commerce. He also serves as a Senior Advisor to The Over-Haul Group, Inc. Mr. Schmidt is Chair Emeritus and founding chair of the Central Florida Regional Commission on Homelessness.

Ron Sturzenegger

Ron Sturzenegger is a Trustee of StepStone Private Infrastructure Fund. Mr. Sturzenegger is a financial services executive, primarily focused on real estate related businesses. Most recently, Mr. Sturzenegger held concurrent executive positions overseeing Enterprise Business and Community Engagement and Legacy Asset Servicing at Bank of America. Mr. Sturzenegger also held roles within Bank of America (and legacy firms) as Global Head of Real Estate, Gaming and Lodging Investment Banking and Head of Real Estate Mergers and Acquisitions. Prior to joining Bank of America, Mr. Sturzenegger served in various roles at Morgan Stanley and Bain & Company.

Mr. Sturzenegger graduated from Stanford University and Harvard Business School. Mr. Sturzenegger is an independent director and member of the audit committee and conflicts committee of KBS Real Estate Investment Trust II, Inc. and KBS Real Estate Investment Trust III, Inc. He is a member of the advisory board of the Stanford Professionals in Real Estate.

Shareholder Communications

Shareholders may send communications to the Fund’s Board of Trustees. Shareholders should send communications intended for the Fund’s Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other Shareholder communications received by the Fund not directly addressed and sent to the Board of Trustees will be reviewed and

13

generally responded to by management, and they will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Compensation

The Independent Trustees are paid an annual retainer of $50,000. The Chairperson of the Audit Committee is also paid an additional annual fee of $10,000. All Trustees are reimbursed for their reasonable out-of-pocket expenses. The Trustees do not receive any pension or retirement benefits from the Fund.

The following table shows information regarding the estimated compensation to be received by the Trustees, none of whom is an employee of the Fund, for services as a Trustee for the fiscal year ended March 31, 2024. The Trustees who are “interested persons,” as defined in the 1940 Act, of the Fund and the Fund’s officers do not receive compensation from the Fund.

Name of Trustee	Aggregate Compensation from the Fund	Total Compensation from the Fund Complex Payable to Trustees
Independent:
Harold Mills	$50,000	$50,000
Tracy Schmidt	$60,000	$60,000
Ron Sturzenegger	$50,000	$50,000

Name of Trustee
Interested:
Bob Long		None
Tom Sittema		None

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a “Code of Ethics” for the Fund and approved Codes of Ethics adopted by the Adviser and the Sub-Adviser (collectively the “Codes”). The Codes are intended to ensure that the interests of Shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Fund, the Adviser, and the Sub-Adviser (“Access Persons”). Rule 17j-1 under the 1940 Act and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons, including with respect to securities that may be purchased or held by the Fund (which may only be purchased by Access Persons so long as the requirements set forth in the Codes are complied with). Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC and are available to the public.

Investment Advisory, Sub-Advisory and Distribution Agreements

StepStone Group Private Wealth LLC is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”). The Adviser was established in 2019 and is a wholly owned business of StepStone Group LP. The Adviser is an investment platform designed to expand access to the private markets for high-net-worth investors. The Adviser intends to create innovative solutions for investors by focusing on convenience, efficiency and transparency. The Adviser’s mission is to convert the private market advantages enjoyed by institutional investors into opportunities for individual investors. Please see the Adviser’s website at www.stepstonepw.com for the most up-to-date information.

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement entered into between the Fund and the Adviser (the “Advisory Agreement”). The Adviser is responsible for the overall management of the Fund’s activities. The Adviser is responsible for formulating and updating (as needed) the overall investment strategy of the Fund. The Adviser is also responsible for the structuring and distribution functions for the Fund. In addition, the Adviser is responsible for the operational and governance aspects of the Fund, including the selection and management of the Fund’s service providers and the management of the Fund’s tender offers and distributions and dividend reinvestment plan. The Adviser is also responsible for the Fund’s SEC and other

14

regulatory reporting obligations. The Adviser is subject to the ultimate supervision of, and any policies established by, the Board of Trustees.

StepStone Group Real Assets LP serves as the Sub-Adviser of the Fund and will provide ongoing research, recommendations and portfolio management regarding the Fund’s investment portfolio. StepStone was formed in 2014 and is the infrastructure and real assets business group of StepStone Group LP. StepStone oversees $75 billion in “private market allocations” which is composed of $27 billion in assets under management and $48 billion in assets under advisement 15, including $14 billion of investments approved in 2022. Led by 11 partners with an average of 21 years of infrastructure and real assets experience and supported by a team of dedicated professionals, StepStone provides clients with an “on-the-ground” presence in Australia, Europe, the United Kingdom and North America with deep experience in infrastructure, energy, agriculture and natural resources. StepStone is owned 49% by StepStone Group LP (together with the Sub-Adviser, the “Firm”) and 51% by full-time investment professionals of the StepStone team.

As an affiliate of StepStone Group LP, StepStone benefits from the organization’s scale and depth across the private markets. StepStone Group LP is a global private markets investment firm focused on providing customized investment solutions and advisory and data services to its clients. StepStone Group LP’s clients include some of the world’s largest public and private defined benefit and defined contribution pension funds, sovereign wealth funds and insurance companies, as well as prominent endowments, foundations, family offices and private wealth clients. StepStone Group LP partners with its clients to develop and build portfolios designed to meet their specific objectives across private infrastructure, private equity, private real estate and private debt asset classes. As of December 31, 2022, StepStone Group LP was responsible for $602 billion of “private market allocations” which includes $134 billion of assets under management and $468 billion of assets under advisement 16.

StepStone Group Inc. is the sole managing member of StepStone Group Holdings LLC, which in turn is the general partner of StepStone Group LP. StepStone Group Inc. is listed and trades on the Nasdaq Global Select Market under the trading symbol STEP. Please see StepStone Group Inc’s website at www.stepstonegroup.com for more information.

StepStone advises and/or manages accounts other than that of the Fund, which may give rise to certain conflicts of interest. See “Conflicts of Interest.”

The Sub-Adviser has entered into a sub-advisory agreement (“Sub-Advisory Agreement”) with the Adviser and will be responsible for the day-to-day management of the Fund’s assets and activities. The Sub-Adviser will provide ongoing research, recommendations, and portfolio management regarding the Fund’s investment portfolio subject to the overall supervision of the Adviser and the Fund’s officers and Board of Trustees.

The offices of the Adviser are located at 128 S Tryon St., Suite 1600, Charlotte NC 28202, and its telephone number is (704) 215-4300. The Adviser or its designee maintains the Fund’s accounts, books and other documents required to be maintained under the 1940 Act at 128 S Tryon St., Suite 1600, Charlotte, NC 28202.

Approval of the Advisory Agreement

The Advisory Agreement was approved by the Fund’s Board (including a majority of the Independent Trustees) at a meeting held in person on May 24, 2023. The Advisory Agreement of the Fund has an initial term of two years from the date of its execution. The Advisory Agreement will continue in effect from year to year thereafter so long as such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable by the Fund without penalty, on 60 days’ prior written notice: by the Board; by vote of a majority of the outstanding voting securities of the Fund; or by the Adviser. The Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund will pay the Adviser a Management Fee equal to 1.60% on an annualized basis of the Fund’s daily net assets. The Management Fee will be accrued daily and payable monthly in arrears within ten (10) business days after the end of the month. The Management Fee is an expense paid out of the Fund’s assets. For the avoidance of doubt, the Management Fee is applied to any assets in respect of Shares that will be repurchased by the Fund on such date.

[15]

“Private market allocations” means the total amount of assets under management and assets under advisement. StepStone classifies assets under management if the StepStone has full discretion over the investment decisions in an account or has responsibility or custody of assets. Assets under advisement consists of client assets for which StepStone does not have full discretion to make investment decisions but plays a role in advising the client or monitoring their investments.

[16]

“Private market allocations” means the total amount of assets under management and assets under advisement. StepStone Group LP classifies assets under management if StepStone Group LP has full discretion over the investment decisions in an account or has responsibility or custody of assets. Assets under advisement consists of client assets for which StepStone Group LP does not have full discretion to make investment decisions but plays a role in advising the client or monitoring their investments.

15

The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Advisory Agreement, the Adviser is not liable for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security.

A discussion of the factors considered by the Fund’s Board of Trustees in approving the Advisory Agreement will be set forth in the Fund’s first annual or semi-annual report following the commencement of operations.

Approval of the Sub-Advisory Agreement

The Adviser has entered into a Sub-Advisory Agreement with StepStone Group Real Assets LP. The Sub-Adviser provides the Fund with non-discretionary investment advisory services subject to the overall supervision of the Adviser and the Fund’s officers and Board of Trustees. As consideration for services provided by the Sub-Adviser, the Adviser will pay 50% of the Management Fee proceeds to the Sub-Adviser on a monthly basis.

A description of the factors considered by the Fund’s Board of Trustees in approving the Sub-Advisory Agreement will be set forth in the Fund’s first annual or semi-annual report following the commencement of operations.

Distributor

UMB Distribution Services, LLC serves as the Fund’s Distributor pursuant to a distribution agreement (“Distribution Agreement”). The principal office of the Distributor is located at 235 West Galena Street, Milwaukee, Wisconsin 53212. Under the Distribution Agreement, the Distributor, as agent of the Fund, agrees to distribute the Fund’s Shares at an offering price equal to the Fund’s then current NAV per Share, plus the applicable sales load. The Distribution Agreement continues in effect so long as such continuance is approved at least annually by the Fund’s Board, including a majority of those Trustees who are not parties to such Distribution Agreement nor interested persons of any such party.

Other Accounts Managed by the Portfolio Manager

Because the portfolio manager may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high-net-worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Advisers may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Advisers have proprietary investments in certain accounts, where portfolio manager has personal investments in certain accounts or when certain accounts are investment options in the Advisers’ employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Advisers manage accounts that engage in short sales of securities of the type in which the Fund invests, the Advisers could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Advisers have adopted allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

The following table shows information regarding accounts (other than the Fund) managed by the named portfolio manager as of [ ], 2023:

Adam Reisler	Number of Accounts(1)	Total Assets in Accounts ($ billion)
Registered Investment Companies	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]
Other Accounts	[ ]	[ ]

(1) StepStone receives performance-based fees from [ ] accounts with approximately $[ ] of total assets.

Securities Ownership of Portfolio Manager

As of [ ], 2023, the dollar range of securities beneficially owned by the named portfolio manager in the Fund is shown below:

Name	Aggregate Dollar Range of Equity Securities in the Fund(1)
Adam Reisler	None

16

(1)	Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

Portfolio Manager Compensation Structure

The Sub-Adviser’s philosophy on compensation is to provide senior professionals’ incentives that are tied to both short-term and long-term performance of the Sub-Adviser. All investment professionals are salaried. Further, all investment professionals are eligible for a short-term incentive bonus each year that is discretionary and based upon the professional’s performance, as well as the performance of the business.

For his service as portfolio manager to the Fund, Mr. Reisler receives a salary, a discretionary bonus, and certain retirement benefits from the Sub-Adviser. Additionally, Mr. Reisler has equity interests in the Sub-Adviser and indirectly benefit from the success of the Fund based on his ownership interest.

Proxy Voting Policies and Procedures and Proxy Voting Record

Investments in the Investment Funds and some Co-Investments do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Fund may receive notices or proposals seeking the consent of or voting by holders (“proxies”). The Fund has delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser’s proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund. The Adviser has further delegated the voting of proxies to the Sub-Adviser.

The Sub-Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Sub-Adviser will generally vote in favor of management or investor proposals that the Sub-Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Sub-Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Sub-Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Sub-Adviser, the Sub-Adviser will make written disclosure of the conflict to the Independent Trustees indicating how the Sub-Adviser proposes to vote on the matter and its reasons for doing so.

Under certain circumstances, the Fund may hold its interests in the Investment Funds in non-voting form. In such cases where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

To assist in its responsibility for voting proxies, the Sub-Adviser may from time to time retain experts in the proxy voting and corporate governance area as proxy research providers (“Research Providers”). The services provided to the Sub-Adviser by the Research Providers would include in depth research, global issuer analysis, and voting recommendations. While the Sub-Adviser may review and utilize recommendations made by the Research Providers in making proxy voting decisions, it is in no way obligated to follow any such recommendations. In addition to research, the Research Providers could provide vote execution, reporting and recordkeeping. The Board would carefully monitor and supervise the services provided by any Research Providers.

For a copy of the Proxy Voting Policy, see Annex A to this SAI. A copy of the Proxy Voting Policy is also available on our website at www.stepstonepw.com and on the SEC’s website at www.sec.gov. The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

PORTFOLIO TRANSACTIONS

Since the Fund generally acquires and disposes of its investments in privately negotiated transactions, it infrequently uses brokers in the normal course of business.

Subject to policies established by the Fund’s Board, the Advisers are primarily responsible for the execution of any traded securities in the Fund’s portfolio and the Fund’s allocation of brokerage commissions. The Advisers do not expect to execute transactions through any particular broker or dealer but seek to obtain the best net results for the Fund, taking into account such factors as price

17

(including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operations facilities of the firm, and the firm’s risk and skill in positioning blocks of securities.

While the Advisers generally seek reasonably competitive trade execution costs, the Fund will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Advisers may select a broker based partly upon brokerage or research services provided to the Advisers and the Fund and any other clients. In return for such services, the Fund may pay a higher commission than other brokers would charge if the Advisers determine in good faith that such commission is reasonable in relation to the services provided.

CONFLICTS OF INTEREST

The Advisers

The Advisers or their affiliates provide or may provide investment advisory and other services to various entities. The Advisers and certain of their investment professionals and other principals, may also carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts (collectively, with the other accounts advised by the Advisers and their affiliates, “Other Accounts”). The Fund has no interest in these activities. The Adviser and its affiliates may receive payments from Investment Managers in connection with such activities. As a result of the foregoing, the Adviser and the investment professionals who, on behalf of the Adviser, will manage the Fund’s investment portfolio will be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts. Such persons will devote only so much of their time as in their judgment is necessary and appropriate.

There also may be circumstances under which the Advisers will cause one or more Other Accounts to commit a larger percentage of its assets to an investment opportunity than to which the Advisers will commit the Fund’s assets. There also may be circumstances under which the Advisers will make investments for Other Accounts in which the Advisers do not invest on behalf of the Fund, or vice versa.

Investment opportunities are made available to the Fund and other clients of the Firm where the investment is within the parameters of the applicable strategy. Further, investment opportunities may arise where there is more demand from the Fund and other clients of the Firm for a particular investment opportunity than supply. The Firm has adopted an Allocation Policy designed to reasonably ensure that all of its clients will be treated fairly and equitably over time. Please refer to “Investment Program — The Firm’s Allocation Policy” in the Prospectus.

The 1940 Act imposes significant limits on co-investments with affiliates of the Fund. The Advisers and the Fund have obtained an exemptive order from the SEC that permits the Fund to co-invest alongside its affiliates in Private Market Assets. However, the SEC exemptive order contains certain conditions that limit or restrict the Fund’s ability to participate in such transactions, including, without limitation, where advised funds by the Firm have an existing investment in the operating company or Investment Fund.

The Adviser also intends to compensate, from its own resources, third-party securities dealers, other industry professionals and any affiliates thereof (“financial intermediaries”) in connection with the distribution of Shares in the Fund or for their ongoing servicing of Shares acquired by their clients. Such compensation may take various forms, including a fixed fee, a fee determined by a formula that takes into account the amount of client assets invested in the Fund, the timing of investment or the overall NAV of the Fund, or a fee determined in some other method by negotiation between the Adviser and such financial intermediaries. Financial intermediaries may also charge investors, at the financial intermediaries’ discretion, a placement fee based on the purchase price of Shares purchased by the investor. As a result of the various payments that financial intermediaries may receive from investors and the Adviser, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares in the Fund may be greater than the compensation it may receive for the distribution of other investment products. This difference in compensation may create an incentive for a financial intermediary to recommend the Fund over another investment product.

Financial intermediaries may be subject to certain conflicts of interest with respect to the Fund. For example, the Fund, the Advisers, Investment Funds or portfolio companies or investment vehicles managed or sponsored by the Advisers or Investment Managers may (i) purchase securities or other assets directly or indirectly from, (ii) enter into financial or other transactions with or (iii) otherwise convey benefits through commercial activities to a financial intermediary. As such, certain conflicts of interest may exist between such persons and a financial intermediary. Such transactions may occur in the future and generally there is no limit to the amount of such transactions that may occur.

Financial intermediaries may perform investment advisory and other services for other investment entities with investment objectives and policies similar to those of the Fund or an Investment Fund. Such entities may compete with the Fund or the Investment

18

Fund for investment opportunities and may invest directly in such investment opportunities. Financial intermediaries that invest in an Investment Fund or a portfolio company may do so on terms that are more favorable than those of the Fund.

Financial intermediaries that act as selling agents for the Fund also may act as distributor for an Investment Fund in which the Fund invests and may receive compensation in connection with such activities. Such compensation would be in addition to the placement fees described above. Financial intermediaries may pay all or a portion of the fees paid to it to certain of their affiliates, including, without limitation, financial advisors whose clients purchase Shares of the Fund. Such fee arrangements may create an incentive for a financial intermediary to encourage investment in the Fund, independent of a prospective Shareholder’s objectives.

A financial intermediary may provide financing, investment banking services or other services to third parties and receive fees therefore in connection with transactions in which such third parties have interests which may conflict with those of the Fund or an Investment Fund. A financial intermediary may give advice or provide financing to such third parties that may cause them to take actions adverse to the Fund, an Investment Fund or a portfolio company. A financial intermediary may directly or indirectly provide services to, or serve in other roles for compensation for, the Fund, an Investment Fund or a portfolio company. These services and roles may include (either currently or in the future) managing trustee, managing member, general partner, investment manager or advisor, investment sub-advisor, distributor, broker, dealer, selling agent and investor servicer, custodian, transfer agent, fund administrator, prime broker, recordkeeper, shareholder servicer, interfund lending servicer, Fund accountant, transaction (e.g., a swap) counterparty and/or lender. A financial intermediary is expected to provide certain such services to the Fund in connection with the Fund obtaining a credit facility, if any such facility is obtained.

In addition, issuers of securities held by the Fund or its underlying Investment Funds may have publicly or privately traded securities in which a financial intermediary is an investor or makes a market. The trading activities of financial intermediaries generally will be carried out without reference to positions held by the Fund or its underlying Investment Funds and may have an effect on the value of the positions so held, or may result in a financial intermediary having an interest in the issuer adverse to the Fund or the underlying Investment Funds. No financial intermediary is prohibited from purchasing or selling the securities of, otherwise investing in or financing, issuers in which the Fund or its underlying Investment Funds has an interest.

A financial intermediary may sponsor, organize, promote or otherwise become involved with other opportunities to invest directly or indirectly in the Fund or an Investment Fund. Such opportunities may be subject to different terms than those applicable to an investment in the Fund or the Investment Fund, including with respect to fees and the right to receive information.

Set out below are practices that the Advisers may follow. Although the Advisers anticipate that the Investment Managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that an Investment Manager will abide by, and comply with, its stated practices. An Investment Manager may provide investment advisory and other services, directly or through affiliates, to various entities and accounts other than Private Market Assets.

Participation in Investment Activities

Directors, principals, officers, employees and affiliates of the Advisers may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or an Investment Fund in which the Fund invests. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Advisers, or by the Advisers for the Other Accounts, or any of their respective affiliates on behalf of their own other accounts (“Investment Manager Accounts”) that are the same as, different from or made at a different time than, positions taken for the Fund or an Investment Fund.

Other Matters

An Investment Manager may, from time to time, cause an Investment Fund to effect certain principal transactions in securities with one or more Investment Manager Accounts, subject to certain conditions. Future investment activities of the Investment Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

The Advisers and their affiliates will not purchase securities or other property from, or sell securities or other property to the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members or managing general partners. These transactions would be effected in circumstances in which the Advisers determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Advisers and their affiliates and their principals, partners, members, directors, officers or employees may give rise to conflicts of interest other than those described above.

19

TAX ASPECTS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares. This discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. The discussion is limited to persons who hold their Shares as capital assets (generally, property held for investment) for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular Shareholder or to Shareholders who may be subject to special treatment under federal income tax laws, such as U.S. financial institutions, insurance companies, broker-dealers, traders in securities that have made an election for U.S. federal income tax purposes to mark-to-market their securities holdings, tax-exempt organizations, partnerships, Shareholders who are not “United States Persons” (as defined in the Code), Shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or persons that have a functional currency (as defined in Section 985 of the Code) other than the U.S. dollar. No ruling has been or will be obtained from the Internal Revenue Service (“IRS”) regarding any matter relating to the Fund or the Shares. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. The discussion set forth herein does not constitute tax advice. Prospective Shareholders and Shareholders are urged to consult their own tax advisors as to the U.S. federal income tax consequences of the acquisition, holding and disposition of Shares of the Fund, as well as the effects of state, local and non-U.S. tax laws.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE FUND’S INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE CO-INVESTMENTS OR CO-INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE FUND, AS WELL AS THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF THE FUND’S INVESTMENT IN ANY INVESTMENT FUND (OR OTHER ENTITY) THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP OR DISREGARDED ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Qualification as a Regulated Investment Company; Tax Treatment

It is expected that the Fund will qualify for treatment as a regulated investment company (“RIC”) under the Code. If the Fund so qualifies and distributes (or is deemed to have distributed) each taxable year to Shareholders dividends for U.S. federal income tax purposes of an amount at least equal to the sum of 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) plus 90% of any net tax-exempt income for the Fund’s taxable year, the Fund will not be subject to U.S. federal corporate income taxes on any amounts it distributes as dividends for U.S. federal income tax purposes, including distributions (if any) derived from the Fund’s net capital gain (i.e., the excess of the net long-term capital gains over net short-term capital losses) to Shareholders. The Fund intends to distribute to its Shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income, and net capital gains.

In addition, amounts not distributed on a timely basis in accordance with a separate calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund generally must be considered to have distributed dividends for U.S. federal income tax purposes in respect of each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses), determined on a calendar year basis, (2) 98.2% of its capital gain net income, determined under prescribed rules for this purpose (which is generally determined on the basis of the one-year period ending on October 31st of such calendar year, and adjusted for certain ordinary losses), and (3) any ordinary income and capital gain net income from previous years that was not distributed during those years and on which the Fund incurred no U.S. federal income tax. For U.S. federal income tax purposes, dividends declared by the Fund in October, November or December to Shareholders of record on a specified date in such a month and paid during January of the following calendar year are taxable to such Shareholders, and deductible by the Fund, as if paid on December 31 of the calendar year declared. The Fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

In order to qualify as a RIC, the Fund must, among other things: (a) derive in each taxable year (the “gross income test”) at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined in the Code) (all such income items, “qualifying gross income”); and (b) diversify its holdings (the “asset diversification test”) so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities

20

of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more “qualified publicly traded partnerships” (as defined in the Code).

For the purpose of determining whether the Fund satisfies the gross income test, the character of the Fund’s distributive share of items of income, gain and loss derived through any Investment Funds that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) generally will be determined as if the Fund realized such tax items in the same manner as realized by those Investment Funds. Similarly, for the purpose of the asset diversification test, the Fund, in appropriate circumstances, will “look through” to the assets held by such Investment Funds.

A RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC’s failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which the RIC’s non-qualifying gross income exceeds one-ninth of the RIC’s qualifying gross income, each as determined for purposes of applying the gross income test for such taxable year.

Additionally, a RIC that fails the asset diversification test as of the end of a quarter of a taxable year shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the RIC’s failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC’s assets at the end of such quarter and (ii) $10 million (a “de minimis failure”), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter of a taxable year under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC’s failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the RIC, at the highest stated corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met. In all events, however, such tax will not be less than $50,000.

If before the end of any taxable quarter of the Fund’s taxable year, the Fund believes that it may fail the asset diversification test, the Fund may seek to take certain actions to avert such a failure. However, the action typically taken by RICs to avert such a failure (e.g., the disposition of assets causing the asset diversification discrepancy) may be difficult for the Fund to pursue because of the limited liquidity of the interests in the Private Market Assets. While the Code generally affords the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to do so may limit utilization of this statutory 30-day cure period and, possibly, the extended cure period provided by the Code as discussed above.

If the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions made to Shareholders. In addition, all distributions (including distributions of net capital gain) made to Shareholders generally would be characterized as dividend income to the extent of the Fund’s current and accumulated earnings and profits.

Distributions

The Fund will ordinarily declare and pay distributions from its net investment income and distribute net realized capital gains, if any, at least once a year. The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. After the end of each calendar year, Shareholders will be provided a Form 1099, containing information regarding the amount and character of distributions received from the Fund during the calendar year.

Shareholders normally will be subject to U.S. federal income taxes, and any state and/or local income taxes, on any dividends or other distributions that they receive from the Fund. Distributions from net investment income and net short-term capital gain generally will be characterized as ordinary income (which generally cannot be offset with capital losses from other sources), and, to the extent attributable to dividends from U.S. corporations, may be eligible for a dividends-received deduction for Shareholders that are corporations. Further, to the extent the dividends are attributable to dividends from U.S. corporations and certain foreign corporations, such dividends may, in certain cases, be eligible for treatment as “qualified dividend income,” which is generally subject to tax at rates

21

equivalent to long-term capital gain tax rates, by Shareholders that are individuals. Distributions from net capital gain (typically referred to as a “capital gain dividend”) will be characterized as long-term capital gain, regardless of how long Shares have been held by the Shareholder and will not be eligible for the dividends-received deduction or treatment as “qualified dividend income.” However, if the Shareholder received any long-term capital gain distributions in respect of the repurchased Shares (including, for this purpose, amounts credited as undistributed capital gains in respect of those Shares) and held the repurchased Shares for six months or less, any loss realized by the Shareholder upon the repurchase will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distributions. Distributions by the Fund that are or are considered to be in excess of the Fund’s current and accumulated earnings and profits for the relevant period will be treated as a tax-free return of capital to the extent of (and in reduction of) a Shareholder’s tax basis in its Shares and any such amount in excess of such tax basis will be treated as gain from the sale of Shares, as discussed below. Similarly, as discussed below at “Income from Repurchases and Transfers of Shares,” if a repurchase or transfer of a Shareholder’s Shares does not qualify for sale or exchange treatment, the Shareholder may, in connection with such repurchase or transfer, be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder’s tax basis in the relevant Shares repurchased or transferred. In such case, the tax basis in the Shares repurchased or transferred by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be added to the tax basis of any remaining Shares held by the Shareholder.

The tax treatment of the Fund’s distributions from net investment income and capital gains generally will be the same whether the Shareholder takes such distributions in cash or reinvests them to buy additional Shares.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be subject to tax at corporate rates on the amount retained. In such case, the Fund may report the retained amount as undistributed capital gains to its Shareholders, who will be treated as if each Shareholder received a distribution of his or her pro rata share of such gain, with the result that each Shareholder will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for his or her Shares by an amount equal to the deemed distribution less the tax credit.

For taxable years beginning before January 1, 2026, individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary real estate investment trust (“REIT”) dividends. Applicable Treasury regulations allow RICs to pass through to shareholders such taxable ordinary REIT dividends. Accordingly, individual (and certain other non-corporate) Shareholders of the Fund that have received such taxable ordinary REIT dividends may be able to take advantage of this 20% deduction with respect to any such amounts passed through.

Certain distributions reported by the Fund as section 163(j) interest dividends may be treated as interest income by Shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the Shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

An additional 3.8% tax will be imposed in respect of the net investment income of certain individuals and on the undistributed net investment income of certain estates and trusts to the extent such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. For these purposes, “net investment income” will generally include, among other things, dividends (including dividends paid with respect to the Shares to the extent paid out of the Fund’s current or accumulated earnings and profits as determined under U.S. federal income tax principles) and net gain attributable to the disposition of property not held in a trade or business (which could include net gain from the sale, exchange or other taxable disposition of Shares), but will be reduced by any deductions properly allocable to such income or net gain. Shareholders are advised to consult their own tax advisors regarding the additional taxation of net investment income.

Income from Repurchases and Transfers of Shares

A repurchase or transfer of Shares by the Fund generally will be treated as a taxable transaction for U.S. federal income tax purposes, either as a “sale or exchange,” or, under certain circumstances, as a “dividend.” In general, the transaction should be treated as a sale or exchange of the Shares if the receipt of cash results in a meaningful reduction in the Shareholder’s proportionate interest in the Fund or results in a “complete redemption” of the Shareholder’s Shares, in each case applying certain constructive ownership rules in the Code. Alternatively, if a Shareholder does not tender all of his or her Shares, such repurchase or transfer may not be treated as a sale or exchange for U.S. federal income tax purposes, and the gross amount of such repurchase or transfer may constitute a dividend to the Shareholder to the extent of such Shareholder’s pro rata share of the Fund’s current and accumulated earnings and profits.

22

If the repurchase or transfer of a Shareholder’s Shares qualifies for sale or exchange treatment, the Shareholder will recognize gain or loss equal to the difference between the amount received in exchange for the repurchased or transferred Shares and the adjusted tax basis of those Shares. Such gain or loss will be capital gain or loss if the repurchased or transferred Shares were held by the Shareholder as capital assets, and generally will be treated as long-term capital gain or loss if the repurchased or transferred Shares were held by the Shareholder for more than one year, or as short-term capital gain or loss if the repurchased or transferred Shares were held by the Shareholder for one year or less.

Notwithstanding the foregoing, any capital loss realized by a Shareholder will be disallowed to the extent the Shares repurchased or transferred by the Fund are replaced (including through reinvestment of dividends) either with Shares or substantially identical securities within a period of 61 days beginning 30 days before and ending 30 days after the repurchase of the Shares. If disallowed, the loss will be reflected as an upward adjustment to the basis of the Shares acquired. The deductibility of capital losses may be subject to statutory limitations.

If the repurchase or transfer of a Shareholder’s Shares does not qualify for sale or exchange treatment, the Shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder’s tax basis in the relevant Shares.

The tax basis in the Shares repurchased or transferred by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be added to the tax basis of any remaining Shares held by the Shareholder.

The Fund generally will be required to report to the IRS and each Shareholder the cost basis and holding period for each respective Shareholder’s Shares repurchased or transferred by the Fund. The Fund has elected the average cost method as the default cost basis method for purposes of this requirement. If a Shareholder wishes to accept the average cost method as its default cost basis calculation method in respect of Shares in its account, the Shareholder does not need to take any additional action. If, however, a Shareholder wishes to affirmatively elect an alternative cost basis calculation method in respect of its Shares, the Shareholder must contact the Administrator to obtain and complete a cost basis election form. The cost basis method applicable to a particular Share repurchase may not be changed after the valuation date established by the Fund in respect of that repurchase or Share transfer. Shareholders should consult their tax advisors regarding their cost basis reporting options and to obtain more information about how the cost basis reporting rules apply to them.

A sale of Shares, other than in the context of a repurchase or transfer of Shares by the Fund, generally will have the same tax consequences as described above in respect of a Share repurchase or transfer that qualifies for “sale or exchange” treatment.

If a Shareholder recognizes a loss with respect to Shares in excess of certain prescribed thresholds (generally, $2,500,000 or more for an individual Shareholder or $10,000,000 or more for a corporate Shareholder), the Shareholder must file with the IRS a disclosure statement on an IRS Form 8886. Direct investors of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, equity owners of RICs are not excepted. The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of this reporting requirement in light of their particular circumstances.

Other Considerations

Unless and until the Fund is considered under the Code to be a “publicly offered regulated investment company,” for purposes of computing the taxable income of U.S. Shareholders that are individuals, trusts or estates, (1) the Fund’s earnings will be computed without taking into account such U.S. Shareholders’ allocable shares of the Management Fees and certain other expenses, (2) each such U.S. Shareholder will be treated as having received or accrued a dividend from the Fund in the amount of such U.S. Shareholder’s allocable share of these fees and expenses for such taxable year, (3) each such U.S. Shareholder will be treated as having paid or incurred such U.S. Shareholder’s allocable share of these fees and expenses for the calendar year and (4) each such U.S. Shareholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. stockholder. For taxable years beginning before 2026, miscellaneous itemized deductions generally are not deductible by a U.S. Shareholder that is an individual, trust or estate. For taxable years beginning in 2026 or later, miscellaneous itemized deductions generally are deductible by a U.S. Shareholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. Shareholder’s miscellaneous itemized deductions exceeds 2% of such U.S. stockholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under Section 68 of the Code. In addition, if the Fund is not treated as a “publicly offered regulated investment company,” the Fund will be subject to limitations on the deductibility of certain “preferential dividends” that are distributed to U.S. stockholders on a non-pro-rata basis. A “publicly offered regulated investment company” is a RIC whose equity interests are (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, or (iii) held by at least 500 persons at all times during the taxable year.

Fund Investments

23

The Fund will invest a portion of its assets in Investment Funds, some of which may be classified as partnerships for U.S. federal income tax purposes. An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) generally is not subject to an entity-level U.S. federal income tax. Instead, each partner of the partnership is required to take into account its distributive share of the partnership’s net capital gain or loss, net short-term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year. Each such item will have the same character to a partner and will generally have the same source (either United States or foreign), as though the partner realized the item directly. Partners of a partnership must report these items regardless of the extent to which, or whether, the partnership or the partners receive cash distributions for such taxable year. Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to or by the Fund and certain Investment Funds (including in circumstances where investments by the Investment Funds generate income prior to a corresponding receipt of cash). In such case, the Fund may have to dispose of interests in Investment Funds that it would otherwise have continued to hold, or devise other methods of cure, to the extent certain Investment Funds earn income of a type that is not qualifying gross income for purposes of the gross income test or hold assets that could cause the Fund not to satisfy the RIC asset diversification test.

Some of the income that the Fund may earn directly or through an Investment Fund, such as income recognized from an equity investment in an operating partnership, may not satisfy the gross income test. To manage the risk that such income might jeopardize the Fund’s tax status as a RIC resulting from a failure to satisfy the gross income test, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income and (if applicable) hold the related investment. Such subsidiary entities generally will be required to incur entity-level income taxes on their earnings, which ultimately will reduce the return to Shareholders.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE FUND’S INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE CO-INVESTMENTS OR CO-INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF BOTH THE FUND, AS WELL AS THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF THE FUND’S INVESTMENT IN ANY INVESTMENT FUND (OR OTHER ENTITY) THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP OR DISREGARDED ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Ordinarily, gains and losses realized from portfolio transactions will be characterized as capital gains and losses. However, because the functional currency of the Fund for U.S. federal income tax purposes is the U.S. dollar, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments, certain futures or forward contracts and options, and similar financial instruments) is generally characterized as ordinary income or loss in accordance with Section 988 of the Code. Section 988 of the Code similarly provides that gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such receivables are collected or the time that the liabilities are paid would be generally characterized as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be characterized as ordinary income. Finally, all or a portion of any gain realized from engaging in “conversion transactions” (as defined in the Code to generally include certain transactions designed to convert ordinary income into capital gain) may be characterized as ordinary income.

Hedging and Derivative Transactions

Gain or loss, if any, realized from certain financial futures or forward contracts and options transactions (“Section 1256 Contracts”) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 Contracts. In addition, any Section 1256 Contracts remaining unexercised both at October 31 of each calendar year as well as at the end of the Fund’s taxable year are treated as sold for their then fair market value, resulting in the recognition of gain or loss characterized in the manner described above.

While not a principal investment strategy of the Fund, the Fund may acquire certain foreign currency forward contracts, enter into certain foreign currency futures contracts, acquire put and call options on foreign currencies, or acquire or enter into similar foreign currency-related financial instruments. Generally, foreign currency regulated futures contracts and option contracts that qualify as Section 1256 Contracts will not be subject to ordinary income or loss treatment under Section 988 of the Code. However, if the Fund acquires or enters into any foreign currency futures contracts or options contracts that are not Section 1256 Contracts, or any foreign currency forward contracts or similar foreign currency-related financial instruments, any gain or loss realized by the Fund with respect to such contract or financial instruments generally will be characterized as ordinary gain or loss unless the contract or financial instrument in question is a capital asset in the hands of the Fund and is not part of a straddle transaction (as described below), and an election is made by the Fund (before the close of the day the transaction is entered into) to characterize the gain or loss attributable to such contract or financial instrument as capital gain or loss.

24

Offsetting positions held by the Fund, or the Investment Funds, involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute “straddles.” In addition, investments by the Fund in particular combinations of Investment Funds may also be treated as a “straddle.” To the extent the straddle rules apply to positions established by the Fund, or the Investment Funds, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting positions. Further, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund, or the Investment Funds, may constitute “mixed straddles.” One or more elections may be made in respect of the U.S. federal income tax treatment of “mixed straddles,” resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If the Fund, or possibly an Investment Fund, either (1) holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests (“appreciated financial position”), and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a “Contract”) with respect to the same or substantially identical property, or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund, or such Investment Fund, enters into the financial position or acquires the property, respectively. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the appreciated financial position is held unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the risk of loss relating to the appreciated financial position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as by reason of an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

If the Fund, or possibly an Investment Fund, enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other RICs, REITs, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The U.S. Department of the Treasury (the “Treasury”) and the IRS have the authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

Passive Foreign Investment Companies and Controlled Foreign Corporations

The Fund may indirectly hold equity interests in non-U.S. Investment Funds and/or non-U.S. portfolio companies that may be treated as “passive foreign investment companies” (each, a “PFIC”) under the Code. A PFIC is generally defined as a non-U.S. entity which is classified as a corporation for U.S. federal income tax purposes, and which earns at least 75% of its annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or which holds at least 50% of its total assets in assets producing such passive income. The Fund may be subject to U.S. federal income tax, at ordinary income rates, on a portion of any “excess distribution” or gain from the disposition of such interests even if such income is distributed as a taxable dividend by the Fund to its Shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If an election is made to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), then the Fund would be required, in lieu of the foregoing requirements, to include in income each year a portion of the QEF’s ordinary earnings and net capital gain (at ordinary income and capital gains rates, respectively), even if not distributed to the Fund. If the QEF incurs losses for a taxable year, these losses will not pass through to the Fund and, accordingly, cannot offset other income and/or gains of the Fund. The QEF election may not be able to be made with respect to many PFICs because of certain requirements that the PFICs themselves would have to satisfy. Alternatively, in certain cases, an election can be made to mark-to-market the shares of a PFIC held by the Fund at the end of the Fund’s taxable year (as well as on certain other dates prescribed in the Code). In this case, the Fund would recognize as ordinary income its share of any increase in the value of such PFIC shares, and as ordinary loss its share of any decrease in such value, to the extent such did not exceed its share of prior increases in income derived from such PFIC shares. Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable taxable year and such income would nevertheless be subject to the distribution requirement and would be taken into account under prescribed timing rules for purposes of the 4% excise tax (described above).

Dividends paid by PFICs will not be treated as “qualified dividend income.” In certain cases, the Fund will not be the party legally permitted to make the QEF election or the mark-to-market election in respect of indirectly held PFICs and, in such cases, will not have control over whether the party within the chain of ownership that is legally permitted to make the QEF or mark-to-market election will do so.

If the Fund holds 10% or more (by vote or value) of the interests treated as equity for U.S. federal income tax purposes in a foreign entity classified as a corporation for U.S. federal income tax purposes and considered a controlled foreign corporation (“CFC”) under the Code, the Fund may be treated as receiving a deemed distribution (i.e., characterized as ordinary income) each taxable year

25

from such foreign corporation in an amount equal to its pro rata share of such entity’s income for such taxable year (including both ordinary earnings and capital gains), whether or not the entity makes an actual distribution during such taxable year. The Fund would be required to include the amount of a deemed distribution from a CFC when computing its investment company taxable income as well as in determining whether the Fund satisfies the distribution requirements applicable to RICs, even to the extent the amount of the Fund’s income deemed recognized from the CFC exceeds the amount of any actual distributions from the CFC and the proceeds from any sales or other dispositions of CFC stock during the Fund’s taxable year. In general, a foreign entity classified as a corporation for U.S. federal income tax purposes will be considered a CFC if greater than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or value of all classes of shares of a foreign entity classified as a corporation for U.S. federal income tax purposes.

Under applicable final Treasury regulations, certain income derived by the Fund from a CFC or a PFIC with respect to which the Fund has made a QEF election would generally constitute qualifying income under the gross income test for purposes of determining the Fund’s ability to be subject to tax as a RIC only to the extent the CFC or the PFIC makes current distributions of that income to the Fund or the included income is derived with respect to the Fund’s business of investing in stocks and securities. The Fund may be restricted in its ability to make QEF elections with respect to the Fund’s holdings in Investment Funds and other issuers that could be treated as PFICs or implement certain restrictions with the respect to any Investment Funds or other issuers that could be treated as CFCs in order to limit the Fund’s tax liability or maximize the Fund’s after-tax return from these investments.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, Shareholders and prospective Shareholders should consider the potential state and local tax consequences associated with an investment in the Fund. The Fund may become subject to income and other taxes in states and localities based on the Fund’s investments in entities that conduct business in those jurisdictions. Shareholders will generally be taxable in their state of residence with respect to their income or gains earned and distributed by the Fund as dividends for U.S. federal income tax purposes, or the amount of their investment in the Fund.

Foreign Taxes

The Fund’s investment in non-U.S. stocks or securities may be subject to withholding and other taxes imposed by countries outside the United States. In that case, the Fund’s yield on those stocks or securities would be decreased. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at year-end consists of the stock or securities of foreign corporations, the Fund may elect to permit its Shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid or deemed paid by the Fund to foreign countries in respect of foreign stock or securities the Fund has held for at least the minimum period specified in the Code. In such a case, Shareholders of the Fund will include in gross income from foreign sources their pro rata shares of such taxes. The Fund does not expect to meet the requirements to make the election described above in respect of the treatment of foreign taxes.

Information Reporting and Backup Withholding

Information returns will generally be filed with the IRS in connection with distributions made by the Fund to Shareholders unless Shareholders establish they are exempt from such information reporting (e.g., by properly establishing that they are classified as corporations for U.S. federal tax purposes). Additionally, the Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and repurchase proceeds payable to Shareholders who fail to provide the Fund with their correct taxpayer identification numbers, generally on an IRS Form W-9, or who otherwise fail to make required certifications, or if the Fund or the Shareholder has been notified by the IRS that such Shareholder is subject to backup withholding. Certain Shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding, but they may be required to demonstrate their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the Shareholder’s federal income tax liability if the appropriate information is provided to the IRS.

U.S. Federally Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to Shareholders of) unrelated business taxable income (“UBTI”) from being realized by its U.S. federally tax-exempt Shareholders (including, among others, individual retirement accounts (“IRAs”), 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a U.S. federally tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares of the Fund if the US, federally tax-exempt Shareholder has engaged in a borrowing or other similar transaction to acquire its Shares. A tax-exempt Shareholder may also recognize UBTI if the Fund were to recognize “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or taxable mortgage pools. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

26

Foreign Shareholders

U.S. taxation of a Shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, or a foreign corporation (“Foreign Shareholder”) as defined in the Code, depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any “excess inclusion income” allocated to the Foreign Shareholder), which tax is generally withheld from such distributions. Capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate), unless the Foreign Shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. In order to qualify for any reduction or exemption from U.S. withholding tax, a Foreign Shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP, or an acceptable substitute or successor form). However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax.

Any capital gain that a Foreign Shareholder realizes upon a repurchase of Shares or otherwise upon a sale or exchange of Shares will ordinarily be exempt from U.S. tax unless, in the case of a Foreign Shareholder that is a nonresident alien individual, the gain is U.S. source income and such Foreign Shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a Foreign Shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are reported by the Fund as undistributed capital gains, and any gains realized upon the sale or exchange of Shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate Foreign Shareholders may also be subject to the branch profits tax imposed by the Code.

In the case of a Foreign Shareholder, the Fund may be required to withhold U.S. federal income tax from distributions and repurchase proceeds that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate), unless the Foreign Shareholder certifies his foreign status under penalties of perjury or otherwise establishes an exemption in the manner discussed above.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Foreign Account Tax Compliance Act

The Fund is required under the Foreign Account Tax Compliance Act (“FATCA”) provisions of the Code to withhold U.S. tax (at a 30% rate) on payments of amounts treated as dividends for U.S. federal income tax purposes made to certain non-U.S. entities (including financial intermediaries) that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the Treasury of U.S.- owned foreign investment accounts unless various U.S. information reporting and diligence requirements (that are in addition to and significantly more onerous than, the requirement to deliver an applicable U.S. nonresident withholding tax certification form (e.g., IRS Form W-8BEN)) and certain other requirements have been satisfied. The information required to be reported includes the identity and taxpayer identification number of each account holder and transaction activity within the holder’s account. Persons located in jurisdictions that have entered into an intergovernmental agreement with the U.S. to implement FATCA may be subject to different rules. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Other Taxation

The foregoing represents a summary of the general tax rules and considerations affecting Shareholders and the Fund’s operations, and neither purports to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. A Shareholder may be subject to other taxes, including

27

but not limited to, other state, local, and foreign taxes, estate and inheritance taxes, or intangible property taxes, that may be imposed by various jurisdictions. The Fund also may be subject to additional state, local, or foreign taxes that could reduce the amounts distributable to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Shareholders should consult their own tax advisors regarding the state, local and foreign tax consequences of an investment in Shares and the particular tax consequences to them of an investment in the Fund. In addition to the particular matters set forth in this section, tax-exempt entities should carefully review those section of the Prospectus and this SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund is consistent with their overall investment plans.

ERISA AND CERTAIN OTHER CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan, IRA, Keogh plan, or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the Code (an “ERISA Plan”) should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards.

An ERISA Plan that proposes to invest in the Fund may be required to represent to the Board of Trustees that it, and any fiduciaries responsible for such ERISA Plan’s investments, are aware of and understand the Fund’s investment objectives; policies and strategies; that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan; and that the decision to invest plan assets in the Fund is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and the Code, as applicable.

Certain prospective Benefit Plan Shareholders may currently maintain relationships with the Advisers or their affiliates. Each of such persons may be deemed to be a fiduciary of or other party in interest or disqualified person of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA Plan assets for the benefit of a party in interest, and also prohibits (or penalizes) an ERISA Plan fiduciary from using its position to cause such ERISA Plan to make an investment from which it or certain third-parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan Shareholders should consult with their own counsel and other advisors to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code or is otherwise inappropriate. Fiduciaries of ERISA Plan Shareholders may be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice of such affiliated persons as a basis for the decision to invest in the Fund.

Employee benefit plans or similar arrangements which are not subject to either ERISA or the related provisions of the Code may be subject to other rules governing such plans, and such plans are not addressed above; fiduciaries of employee benefit plans or similar arrangements which are not subject to ERISA, whether or not subject to the Code, should consult with their own counsel and other advisors regarding such matters.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

THE FUND’S SALE OF SHARES TO ERISA PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISERS, OR ANY OF ITS AFFILIATES, OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE SHARES, THAT SUCH INVESTMENT BY ANY ERISA PLAN MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO ERISA PLANS GENERALLY OR TO ANY PARTICULAR ERISA PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR ERISA PLANS GENERALLY OR FOR ANY PARTICULAR ERISA PLAN.

ADMINISTRATOR AND SUB-ADMINISTRATOR

The Administrator, when providing services under the administration agreement, serves as the Fund’s administrator and will provide certain administrative and fund accounting services to the Fund. Under the terms of an administration agreement between the Fund and the Administrator (the “Administration Agreement”), the Administrator is responsible for, among other things, certain administration, accounting and investor services for the Fund. In consideration for these services, the Fund pays the Administrator the Administration Fee in an amount up to 0.23% on an annualized basis of the Fund’s net assets. The Administration Fee is calculated based on the Fund’s average daily net asset value and payable monthly in arrears. The Administration Fee is an expense paid out of the Fund’s net assets. The Administrator’s principal business address is 128 S Tryon St., Suite 1600, Charlotte, NC 28202.

28

The Administration Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the responsibilities, obligations or duties thereunder, neither the Administrator nor its shareholders, officers, directors, employees, agents or control persons shall be liable for any act or omission in connection with or arising out of any services rendered under the Administration Agreement.

UMB Fund Services, Inc. serves as the Fund’s sub-administrator (the “Sub-Administrator”) and performs certain sub-administration and sub-accounting services for the Fund. In consideration of the sub-administrative services and sub-accounting services provided by the Sub-Administrator to the Fund, the Administrator pays the Sub-Administrator from the proceeds of the Administration Fee a sub-administration fee (the “Sub-Administration Fee”) in an amount up to 0.08 on an annualized basis of the Fund’s net assets, subject to a minimum annual fee. The Sub-Administration Fee is calculated based on the Fund’s average daily net asset value and payable monthly in arrears. The Sub-Administrator’s principal business address is 235 West Galena Street, Milwaukee, Wisconsin 53212.

CUSTODIAN AND TRANSFER AGENT

UMB Bank, N.A. (the “Custodian”) serves as the custodian of the Fund’s assets and may maintain custody of the Fund’s assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees. Assets of the Fund are not held by the Advisers or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 928 Grand Blvd., 5th Floor, Kansas City, Missouri 64106.

UMB Fund Services, Inc. serves as Transfer Agent with respect to maintaining the registry of the Fund’s Shareholders and processing matters relating to subscriptions for, and repurchases of, Shares. The Transfer Agent’s principal business address is 235 West Galena Street, Milwaukee, Wisconsin 53212.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[ ]

DISTRIBUTOR

UMB Distribution Services, LLC acts as the distributor of the Fund’s Shares. The Distributor’s principal business address is 235 West Galena Street, Milwaukee, Wisconsin 53212.

LEGAL COUNSEL

Dechert LLP, New York, New York, acts as legal counsel to the Fund. Its principal business address is 1095 Avenue of the Americas, New York, NY 10036.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Fund had not commenced operations as of [ ], and except as noted below, no persons owned of record or beneficially 5% or more of the outstanding Shares of the Fund as of that date. StepStone has provided the initial investment in the Fund. For so long as StepStone has a greater than 25% interest in the Fund, it may be deemed to be a “control person” of the Fund for purposes of the 1940 Act.

REPORTS TO SHAREHOLDERS

By January 31 of the following year, Shareholders will be provided a Form 1099, containing information regarding the amount and character of distributions received from the Fund during the preceding calendar year. The Fund will prepare and transmit to its Shareholders, a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Quarterly reports from the Adviser regarding the Fund’s operations during such period also will be made available to the Fund’s Shareholders.

FISCAL YEAR

For accounting purposes, the fiscal year of the Fund is the 12-month period ending on March 31. The 12-month period ending September 30 of each year will be the taxable year of the Fund unless otherwise determined by the Fund.

FINANCIAL STATEMENTS

29

Report of Independent Registered Public Accounting Firm

[ ]

30

ANNEX A STEPSTONE GROUP PRIVATE WEALTH LLC

PROXY VOTING POLICY

Pursuant to Rule 206(4)-6 and Rule 204-2 under the Advisers Act, it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless (A) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (B) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (C) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

VOTING PROXIES

The Sub-Adviser is responsible for voting proxies on behalf of the Fund. The Sub-Adviser must vote proxies in a way that is consistent with the Sub-Adviser’s fiduciary duty to the Fund, and any investment policy of the Fund and maintain records of proxies voted, together with a brief explanation why votes were cast in a particular way.

The Sub-Adviser, as a matter of policy and as a fiduciary to the Fund, has responsibility for voting proxies for portfolio securities consistent with the best economic interest of the Fund. The Sub-Adviser’s policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as make information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

The Sub-Adviser has adopted the following procedures to implement the Sub-Adviser’s policy in regard to the Fund.

Voting Procedures

All investment professionals will forward any proxy materials received on behalf of the Fund to the Sub-Adviser’s Chief Compliance Officer, as applicable.

The Sub-Adviser’s Chief Compliance Officer, as applicable, will verify the Fund holds the security to which the proxy relates.

Absent material conflicts, the investment professionals responsible for the investment to which the proxy materials relate, in consultation with Sub-Adviser’s Chief Compliance Officer will determine how the Sub-Adviser should vote the proxy in accordance with applicable voting guidelines, complete the proxy, and vote the proxy in a timely and appropriate manner.

Voting Guidelines

The Sub-Adviser will vote proxies in the best interests of the Fund. The Sub-Adviser’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client or as documented in the file by Sub-Adviser’s Chief Compliance Officer, as applicable. Clients of the Sub-Adviser, outside of the Fund, are permitted to place reasonable restrictions on the Sub-Adviser’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

The Sub-Adviser will generally vote in favor of routine corporate housekeeping proposals such as to change capitalization (e.g., increase the authorized number of common or preferred shares of stock (to the extent there are not disproportionate voting rights per preferred share)), the election of directors, setting the time and place of the annual meeting, change of fiscal year, change of name, and selection of auditors absent conflicts of interest raised by an auditor’s non-audit services.

In the case of non-routine matters, voting decisions will generally be made in support of management, unless it is believed that such recommendation is not in the best interests of the Fund. On a case-by-case basis, the Sub-Adviser will decide non-routine matters, taking into account the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices. These matters include, but are

31

not limited to, change of domicile, change in preemptive rights or cumulative voting rights, compensation plans, investment restrictions for social policy goals, precatory proposals, classification of the board of directors, poison pill proposals or amendments, recapitalizations, and super-majority voting.

The Sub-Adviser will abstain from voting if it is determined to be in the best interests of the Fund. In making such a determination, various factors will be considered, including, but not limited to, the costs associated with exercising the proxy (e.g., travel or translation costs) and any legal restrictions on trading resulting from the exercise of the proxy. In consultation with the Sub-Adviser’s Chief Compliance Officer, as applicable, the Sub-Adviser may also consider any special regulatory implications applicable to the client or the Sub-Adviser resulting from the exercise of the proxy.

Conflicts of Interest

The Sub-Adviser will identify any conflicts that exist between the interests of the Sub-Adviser and the client by reviewing the relationship of the Sub-Adviser with the issuer of each security to determine if the Sub-Adviser or any of its employees has any financial, business or personal relationship with the issuer.

If a material conflict of interest exists, the Sub-Adviser’s Chief Compliance Officer, as applicable, will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third-party voting recommendation.

The Sub-Adviser will maintain a record of the resolution of any conflict of interest.

Recordkeeping

The Sub-Adviser’s Chief Compliance Officer, as applicable, shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

●	These policies and procedures and any amendments.

●	Each proxy statement that the Sub-Adviser receives.

●	A record of each vote that the Sub-Adviser casts.

●

Any document the Sub-Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to the Sub-Adviser’s Chief Compliance Officer or proxy committee, if applicable.

●	A copy of each written request from the Board for information on how the Sub-Adviser voted the Fund’s proxies, and a copy of any written response.

Private Markets Investments

Investments in private assets are often subject to contractual agreements among the investors in the fund or company. If the Sub-Adviser has the authority to vote with respect to the interests, it will exercise its rights in accord with its contractual obligations and, if its vote is not constrained by contract, the Sub-Adviser will determine how to vote based on the principles described above. Records relating to the vote will be kept for the five-year retention period.

PART C

(1)	Financial Statements:

Part A: Not applicable, as Registrant has not yet commenced operations.

Part B: Not applicable, as Registrant has not yet commenced operations.

(2)	Exhibits:

	(a)(1)	Certificate of Trust. (1)

	(a)(2)	Declaration of Trust. (1)

	(a)(4)	Amended and Restated Agreement and Declaration of Trust. (2)

	(b)	By-Laws. (2)

	(c)	Not Applicable.

	(d)	Not Applicable.

	(e)	Dividend Reinvestment Plan. (2)

	(f)	Not Applicable.

	(g)(1)	Investment Advisory Agreement. (2)

	(g)(2)	Sub-Advisory Agreement. (2)

	(h)(1)	Distribution Agreement. (2)

	(h)(2)	Distribution Services Agreement. (2)

	(i)	Not Applicable.

	(j)(1)	Custody Agreement. (2)

	(k)(1)(a)	Administration Agreement. (2)

	(k)(1)(b)	Sub-Administration Agreement. (2)

	(k)(2)	Form of Expense Limitation and Reimbursement Agreement. (2)

	(k)(3)	Distribution and Shareholder Services Plan. (2)

	(k)(4)	Multiple Class Plan Pursuant to Rule 18f-3. (2)

	(k)(5)	Transfer Agency Services Agreement. (2)

	(l)	Opinion and Consent of Dechert LLP. (2)

	(m)	Not Applicable.

	(n)	Consent of Independent Registered Public Accounting Firm. (2)

	(o)	Not Applicable.

	(p)	Form of Subscription Agreement. (2)

	(q)	Not Applicable.

	(r)(1)	Joint Code of Ethics of the Registrant and the Adviser. (2)

	(r)(2)	Code of Ethics of the Adviser and Sub-Adviser. (2)

	(s)	Powers of Attorney. (3)

(1)	Incorporated by reference to the corresponding exhibit of the Registrant’s Registration Statement on Form N-2 filed on December 23, 2022.

(2)	To be filed by subsequent amendment.

(3)	Filed herewith.

MARKETING ARRANGEMENTS

Not Applicable.

OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Blue Sky Fees	$ [ ]
Printing	$ [ ]
Registration Fees	$ [ ]
Legal Fees	$ [ ]
Total	$ [ ]

PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

No other person is directly or indirectly controlled by or under common control with the Registrant, except that the Registrant may be deemed to be controlled by SPW, the investment adviser to the Registrant[, and [ ], the sole shareholder of the Registrant.] The Adviser was formed under the laws of the State of Delaware. [[ ] was formed under the laws of [ ].] Additional information regarding the Adviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-117639).

NUMBER OF HOLDERS OF SECURITIES

Set forth below is the number of holders of securities of the Registrant as of [ ]:

Title of Class	Number of Record Holders
Shares of Beneficial Interest, Class D	[ ]
Shares of Beneficial Interest, Class I	[ ]
Shares of Beneficial Interest, Class S	[ ]
Shares of Beneficial Interest, Class T	[ ]

INDEMNIFICATION

Reference is made to Article [5.2] of the Fund’s Agreement and Declaration of Trust filed as Exhibit (a)(3) to this Registration Statement. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Advisers, officers and controlling persons of the Fund pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by the Advisers, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by the Advisers, officer or controlling person, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

The Fund hereby undertakes that it will apply the indemnification provisions of the Agreement and Declaration of Trust in a manner consistent with Investment Company Act Release No. 11330 (Sept. 4, 1980) issued by the Securities and Exchange Commission, so long as the interpretation of Sections 17(h) and 17(i) of the 1940 Act contained in that release remains in effect. The Fund, in conjunction with the Advisers and the Fund’s Board of Trustees, maintains insurance on behalf of any person who is or was an Independent Trustee, officer, employee, or agent of the Fund, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. In no event, however, will the Fund pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which the Fund itself is not permitted to indemnify.

BUSINESS AND OTHER CONNECTIONS OF ADVISER

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each executive officer or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set out in Registrant’s Prospectus in the section entitled “Management of the Fund” and in the section of the Statement of Additional Information captioned “Management of the Fund.” The information required by this Item 31 with respect to each director, officer or partner of the Adviser is incorporated by reference to Form ADV with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-117639).

LOCATION OF ACCOUNTS AND RECORDS

The Administrator maintains the required accounting related and financial books and other records of the Registrant at [ ].

MANAGEMENT SERVICES

Not Applicable.

UNDERTAKINGS

(1)         The Registrant hereby undertakes to suspend the offering of its shares until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)          Not Applicable.

(3)          The Registrant hereby undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2) to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d) that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(1) if the Registrant is relying on Rule 430B:

(A) Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2) that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933 as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e) that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act of 1933;

(2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)       The Registrant undertakes that:

(a) Not applicable; and

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(5)       Not applicable.

(6)     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

(7)     The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, StepStone Private Infrastructure Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte and State of North Carolina on the 20th day of June, 2023.

STEPSTONE PRIVATE INFRASTRUCTURE FUND

(A Delaware statutory trust)

/s/ Robert W. Long
By:	Robert W. Long
Title:	Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Thomas K. Sittema*	Trustee	June 20, 2023
Thomas K. Sittema

/s/ Robert W. Long*	Trustee	June 20, 2023
Robert W. Long

/s/ Harold Mills*	Trustee	June 20, 2023
Harold Mills

/s/ Tracy G. Schmidt*	Trustee	June 20, 2023
Tracy G. Schmidt

/s/ Ron D. Sturzenegger*	Trustee	June 20, 2023
Ron D. Sturzenegger

/s/ Robert W. Long	President and Principal Executive Officer	June 20, 2023
Robert W. Long

/s/ Kimberly Zeitvogel	Treasurer and Principal Financial Officer	June 20, 2023
Kimberly Zeitvogel

*By:	/s/ Robert W. Long
Robert W. Long
Attorney-in-Fact

EXHIBIT INDEX

(s)	Powers of Attorney.